[The portions of this Exhibit for which confidential treatment has been requested are marked by brackets ([ ]). In addition, an asterisk (*) appears in the right hand margin of each paragraph in which confidential information is included.]

                           COMMERCIAL-IN-CONFIDENCE



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                               ORION 2 SPACECRAFT



                                PURCHASE CONTRACT




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                                TABLE OF CONTENTS

WHEREAS...................................................................1

DEFINITIONS...............................................................1

1. ORION 2 CONTRACT......................................................11

2. ENTIRE AGREEMENT......................................................12

3. SCOPE OF THE WORK.....................................................13

4. NOTICE TO PROCEED; CONDITIONS PRECEDENT...............................14

5. CONTRACT PRICE........................................................14

6. PAYMENT...............................................................16

7. ACCESS TO WORK........................................................22

8. DELIVERABLE ITEMS AND DELIVERY DATES..................................25

9. FINAL ACCEPTANCE......................................................27

10. TRANSFER OF TITLE AND ASSUMPTION OF RISK.............................31

11. ORION 2 SPACECRAFT DELIVERY INCENTIVE AND LATE
DELIVERY LIQUIDATED DAMAGES..............................................32

12. EXTENSIONS FOR EXCUSABLE DELAYS......................................33

13. CORRECTION OF DEFECTS................................................35

14. DISCLAIMER OF WARRANTIES, LIMITATION OF LIABILITY AND
INTER-PARTY WAIVER OF LIABILITY..........................................38

15. ORION 2 SPACECRAFT IN-ORBIT PERFORMANCE WARRANTY.....................39

16. SUBCONTRACTS.........................................................43

                                       i
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17. INDEMNIFICATION......................................................45

18. INSURANCE............................................................46

19. REPLACEMENT SATELLITE................................................50

20. TERMINATION FOR CONVENIENCE..........................................53

21. REMEDIES FOR DEFAULT.................................................54

22. TERMINATION IN SPECIAL CASES.........................................59

23. PUBLICATION OF INFORMATION...........................................60

24. CONFIDENTIALITY AND NONDISCLOSURE OF PROPRIETARY INFORMATION.........60

25. LICENSE RIGHTS.......................................................63

26. PATENTS, TRADEMARKS AND COPYRIGHTS...................................64

27. ORION 2 CONTRACT AMENDMENTS..........................................65

28. GOVERNMENTAL APPROVALS...............................................66

29. RESPONSIBILITY FOR THE CONTRACT......................................66

30. DISPUTE RESOLUTION...................................................67

31. CONTRACT MANAGEMENT..................................................70

32. SECURITY INTEREST AND FINANCIAL INFORMATION..........................70

33. ASSIGNMENT...........................................................71

34. NOTICES AND DOCUMENTATION............................................72

35. SEVERABILITY AND WAIVER..............................................73

                                       ii


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36. COMPLIANCE WITH THE LAW, PERMITS AND LICENSES........................74

37. APPLICABLE LAW; SUBMISSION TO JURISDICTION; APPOINTMENT
OF  AGENT FOR ACCEPTANCE OF SERVICE; INTERPRETATION AND LANGUAGE.........74

38. SURVIVAL.............................................................75

39. KEY PERSONNEL........................................................75

40. PROGRESS REPORTS.....................................................76

41. LAUNCH VEHICLE AGENCY................................................76

42. GUARANTEE OF CONTRACTOR OBLIGATIONS..................................78

43. INTEREST.............................................................78

                                      iii


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                      ORION 2 SPACECRAFT PURCHASE CONTRACT

                 PART 1(A) ORION 2 PRICING, TERMS and CONDITIONS


THIS ORION 2 SPACECRAFT PURCHASE CONTRACT (referred to herein as the "ORION 2 Contract") is made as of the 31st day of July 1996, between INTERNATIONAL PRIVATE SATELLITE PARTNERS, L.P., d/b/a ORION ATLANTIC, L.P., a Delaware limited partnership with its principal offices located at 2440 Research Boulevard,
Rockville, Maryland 20850, United States of America (hereinafter called "ORION"), and MATRA MARCONI SPACE UK LIMITED, a company organized and existing under the Laws of England and Wales with its registered office at The Grove, Warren Lane, Stanmore, Middlesex, HA7 4LY, ENGLAND (hereinafter called the "Contractor").

WHEREAS


A. The primary object of ORION is the carrying on of the business of providing a telecommunications system by the use of space satellites.

B. ORION anticipates providing the business referred to in recital A through the ORION satellite ("ORIONSAT") system.

C. The ORION 2 Spacecraft to be constructed pursuant to this ORION 2 Contract is intended to form part of the space segment of the ORIONSAT system.

D. ORION and the Contractor have agreed that the Contractor will perform the work as defined below and that ORION will pay for the Work on the terms and conditions set out in this Agreement.


NOW, THEREFORE, in consideration of the above premises and the mutual covenants and agreements contained herein, the parties hereto (hereinafter, the "Parties") agree as follows:

DEFINITIONS


"Advance Payment"                              means Fifty-Three Million Dollars
                                               ($53,000,000).



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"Affiliate"                                    means,   with   respect   to  any
                                               entity,    any    other    entity
                                               Controlling,   Controlled  by  or
                                               under  common  Control  with such
                                               entity.

"Aggregate Predicted Transponder Life"         means the sum of   the  Predicted
                                               Transponder   Life  of  each  and
                                               every   Serviceable   Transponder
                                               embodied in the Launched  ORION 2
                                               Spacecraft   and   represents   a
                                               projection of the revenue-earning
                                               capacity of the Launched  ORION 2
                                               Spacecraft.

"Amendment to the  ORION  2  Contract"         means   a    written    agreement
                                               modifying  the ORION 2  Contract,
                                               which   agreement  is  signed  on
                                               behalf of ORION by its  President
                                               (or another person  designated by
                                               the  President in writing to sign
                                               such  agreement) and on behalf of
                                               the   Contractor   by  both   its
                                               respective  Contracts Manager and
                                               Project   Manager,    and   which
                                               agreement  expressly  states that
                                               it is an  "Amendment to the ORION
                                               2 Contract."

"Business Day"                                 means  any  day  other  than  the
                                               following: a Saturday,  Sunday or
                                               other  day  on  which  banks  are
                                               authorized  to be  closed  in the
                                               State  of  New  York  or  London,
                                               England.

"Calendar Day"                                 means any day.

"Constructive Total Loss"                      means,  with respect to the ORION
                                               2 Spacecraft,  that either of the
                                               following  conditions  (A  or  B)
                                               applies:  (A) (i)  the  Aggregate
                                               Predicted   Transponder  Life  is
                                               less than  _____________________,
                                               or (ii) fewer  than______________
                                               downlink     Transponders     are
                                               Serviceable   Transponders,    or
                                               (iii) fewer than  _______________
                                               downlink     Transponders    with
                                               _______  at  the  12.5-12.75  GHz
                                               frequency  and  _______ at either
                                               of the two  frequency  ranges  of
                                               10.95-11.2  or   11.45-11.7   GHz
                                               frequency     are     Serviceable
                                               Transponders;   or  (B)  (i)  the
                                               ORION  2   Spacecraft   fails  to
                                               arrive at its designated  orbital
                                               location or the Contractor  fails
                                               to    deliver    the     In-Orbit
                                               Acceptance   Report   within  one
                                               hundred and eighty (180) Calendar
                                               Days  after  Launch,  or (ii) the
                                               ORION 2 Spacecraft  is completely
                                               destroyed    or   is    otherwise
                                               rendered incapable of operation.

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"Consultant"                                   means   any   third   party   (i)
                                               authorized  by ORION  to  provide
                                               technical and program support and
                                               assistance in connection with the
                                               performance   of  the   ORION   2
                                               Contract,  or  (ii)  which  is  a
                                               representative  of or  consultant
                                               to any Financing Entity.

"Contract Price"                               means the firm fixed price of One
                                               Hundred Ninety-Six Million,  Nine
                                               Hundred      Thousand     Dollars
                                               ($196,900,000)  as  such  may  be
                                               adjusted in  accordance  with the
                                               terms of the ORION 2 Contract.

"Control," "Controlling," or "Controlled"      means  with  regard to any entity
                                               the    legal,    beneficial    or
                                               equitable ownership,  directly or
                                               indirectly, of fifty (50) percent
                                               or more of the capital  stock (or
                                               other ownership interest,  if not
                                               a  corporation)  of  such  entity
                                               ordinarily having voting rights.

"Correction Plan"                              means  a  plan  submitted  by the
                                               Contractor  which details how the
                                               Contractor  shall  correct  (i) a
                                               failure to make adequate progress
                                               towards completion of any Work or
                                               (ii) a default  or  breach  under
                                               the   ORION   2    Contract    in
                                               accordance with Article 21.

"Data and  Documentation"                      means that data and documentation
                                               to be supplied by the  Contractor
                                               to   ORION    pursuant   to   the
                                               requirements    of   Part    2(A)
                                               (Statement   of   Work)   and  as
                                               specified  in Part 2(B)  (ORION 2
                                               Contract            Documentation
                                               Requirements List).

"Defect"                                       means  (i)  with  regard  to  the
                                               ORION   2   Spacecraft   and  all
                                               components thereof, any defect in
                                               design,  material or workmanship,
                                               or    failure   to   perform   in
                                               accordance        with        the
                                               specifications  and  requirements
                                               set  out  or  referred  to in the
                                               ORION 2 Contract and the Data and
                                               Documentation delivered from time
                                               to  time   under   the   ORION  2
                                               Contract   which   ORION  or  its
                                               Consultant   reasonably  believes
                                               may adversely  affect the ORION 2
                                               Spacecraft performance; (ii) with
                                               regard to services,  a failure to
                                               conform   to  a   high   standard
                                               consistent      with     industry
                                               practice;  and (iii) with  regard
                                               to  Data  and  Documentation,   a

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                                               failure      to     meet      any
                                               specifications   or  requirements
                                               set   forth   in  the   ORION   2
                                               Contract.

"Deliverable Item"                             means the ORION 2 Spacecraft  and
                                               Data and  Documentation and other
                                               items so identified in subsequent
                                               amendments   to   the   ORION   2
                                               Contract.   Where   the   context
                                               permits,  as used herein the term
                                               "Deliverable Items" shall include
                                               and  refer  not only to the whole
                                               of the items listed in Article 8,
                                               but  also  every  component  part
                                               thereof.

"Delivery"                                     shall have the  meaning  ascribed
                                               to it in Article 8.1.

"Delivery Dates"                               means  those  dates  set forth in
                                               Article 8.1.

"Demand" means, in the context of Article 21 hereof, a demand by ORION made of the Contractor for the Contractor to provide a Correction Plan in the event that the Contractor is failing to make adequate progress in the performance of the ORION 2
                                               Contract  or  is  in  default  or
                                               breach.

"Dollars"                                      shall mean United States Dollars.

"Effective Date of Contract"                   means the first date set forth in
                                               this ORION 2 Contract.

"Excusable Delay"                              shall have the  meaning  ascribed
                                               to it in Article 12.

"F1 Contract"                                  means  the  Second   Amended  and
                                               Restated  Purchase  Contract  for
                                               the F1  Spacecraft  between Orion
                                               Atlantic,   L.P.  and  MMS  Space
                                               Systems  Limited  (formerly known
                                               as   British    Aerospace   Space
                                               Systems Limited),  as assignee of
                                               British  Aerospace Public Limited
                                               Company, dated 26 September 1991,
                                               as amended.


"Final Acceptance"                             shall have the  meaning  ascribed
                                               to it in Article 9.

"Financing Agreements"                         means any and all  documents  and
                                               agreements    evidencing   and/or
                                               securing  monies  provided  on  a
                                               full or partial debt basis by any
                                               Financing Entity to ORION to fund
                                               the  construction and delivery of
                                               the
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                                               ORION   2   Spacecraft   and  the
                                               purchase of Long-Lead Items.

"Financing Entity"                             means any entity  (other than the
                                               Contractor or parties  related to
                                               the Contractor), e.g., commercial
                                               bank,  merchant bank,  investment
                                               bank,      commercial     finance
                                               organization,   corporation,   or
                                               partnership, providing money on a
                                               full or  partial  debt  basis  to
                                               ORION  to fund  the  construction
                                               and   delivery  of  the  ORION  2
                                               Spacecraft    and   purchase   of
                                               Long-Lead Items.

"Initial Incentive Amount"                     means____________________________
                                               ______________   percent  of  the
                                               Total  Amount at Risk,  as may be
                                               adjusted in  accordance  with the
                                               terms of the ORION 2 Contract.

"In-Orbit Acceptance Requirements"             means that document which is Part
                                               3(D) of the ORION 2 Contract.

"In-Orbit Acceptance Test Plan"                means  that  document  which is a
                                               Deliverable  Item under Part 2(B)
                                               (ORION 2  Contract  Documentation
                                               Requirements    List)    and   as
                                               described in Part 3(D)  (In-Orbit
                                               Commissioning and Acceptance Test
                                               Requirements)   of  the  ORION  2
                                               Contract.

"In-Orbit  Acceptance Test Report" or
 "In-Orbit   Acceptance   Report"              means  that  document  which is a
                                               Deliverable  Item under Part 2(B)
                                               (ORION 2  Contract  Documentation
                                               Requirements    List)    and   as
                                               described     in    Parts    2(A)
                                               (Statement   of  Work)  and  3(D)
                                               (In-Orbit    Commissioning    and
                                               Acceptance Test  Requirements) of
                                               the ORION 2 Contract.

"In-Orbit Performance Warranty"                shall   mean   the   Contractor's
                                               warranty as to the performance of
                                               the ORION 2 Spacecraft  following
                                               Final Acceptance.

"In-Orbit Performance Warranty Period"         shall have the  meaning  ascribed
                                               to it in Article 15.2.

"Insurers"                                     means  those  entities  providing
                                               Launch Insurance.

"Intentional Ignition"                         means, with respect to the Launch
                                               Vehicle, the point in time during
                                               the   launch    countdown    when
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                                               initiation of the gas  generators
                                               igniters   firing   command   and
                                               firing   of  any   of   the   gas
                                               generators igniters occurs.

"Key Personnel"                                shall have the  meaning  ascribed
                                               to it in Article 39.

"Initial Progress Payment"                     means   the   initial    Progress
                                               Payment of Dollars required to be
                                               paid  under  Part  1(B)  (ORION 2
                                               Payment  Plans  and   Termination
                                               Liability Amounts) of the ORION 2
                                               Contract.

"Launch" means Intentional Ignition, followed by (i) release of the Launch Vehicle from the launcher hold down restraints for purposes of lift-off, or (ii) a Constructive Total Loss.

"Launch Agreement"                             means the  agreement  between the
                                               Contractor and the Launch Vehicle
                                               Agency to  perform  the Launch of
                                               the ORION 2 Spacecraft.

"Launch Damaged Transponders"                  shall have the  meaning  ascribed
                                               to it in Article 15.2.2.

"Launch  Date"                                 means the  calendar  date  within
                                               the Launch Slot during  which the
                                               Launch is scheduled to occur.

"Launch Insurance"                             means  insurance which covers the
                                               ORION  2   Spacecraft   from  the
                                               period  beginning at  Intentional
                                               Ignition  and  ending  no  sooner
                                               than  one  hundred  eighty  (180)
                                               Calendar Days following Launch.

"Launch Services"                              shall     mean     the     launch
                                               campaign/transportation,   launch
                                               services,  mission  planning  and
                                               launch/early   operations   phase
                                               services  as  more   particularly
                                               described  in  Section  7 of Part
                                               2(A).

"Launch Slot"                                  means  the  period  1 March  1999
                                               through  31 March  1999,  as such
                                               period   may   be   adjusted   by
                                               agreement of the Parties,  during
                                               which the Launch is  scheduled to
                                               occur.
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"Launch  Vehicle"                              means  an  Atlas  IIAS   Standard
                                               launch  vehicle system (with such
                                               customization  as may  be  agreed
                                               separately   between  the  Launch
                                               Vehicle    Agency    and   ORION)
                                               consisting   of  an  Atlas  lower
                                               stage  and  Centaur  upper  stage
                                               connected   by   an    interstage
                                               adapter, the payload fairing, and
                                               the    payload    adapter    with
                                               separation system.

"Launch Vehicle Agency"                        means  Lockheed  Martin  or  such
                                               other    Subcontractor    as   is
                                               selected  to  supply  the  Launch
                                               Vehicle    for   the    ORION   2
                                               Spacecraft.

"Launched ORION 2 Spacecraft"                  means  the  ORION  2   Spacecraft
                                               after its Launch.

"Long-Lead Items"                              means those satellite  components
                                               purchased   by   the   Contractor
                                               pursuant to Article 19.

"Major Subcontract"                            means a Subcontract which is of a
                                               value exceeding Two Million, Five
                                               Hundred      Thousand     Dollars
                                               ($2,500,000 ) or of importance or
                                               critical in nature to the overall
                                               program (e.g., a Subcontract  for
                                               major    or    critical    units,
                                               subsystems   or  other  items  or
                                               services).

"Maneuver Lifetime"                            shall have the  meaning  ascribed
                                               to it in Article 3.4.

"Milestone"                                    means  completion of a portion of
                                               the Work with  respect to which a
                                               payment   is   to  be   made   in
                                               accordance   with  the  Milestone
                                               Payment Plan incorporated in Part
                                               1(B)  (ORION 2 Payment  Plans and
                                               Termination Liability Amounts) of
                                               the ORION 2 Contract.

"Milestone Payments"                           means  those  payments  listed as
                                               Milestone  Payments  in Part 1(B)
                                               (ORION  2   Payment   Plans   and
                                               Termination Liability Amounts) of
                                               the ORION 2 Contract.

"Mission Specific Hardware and Software        means those items of hardware and
                                               software  described in Section 10
                                               of Part 2(A)  (Statement of Work)
                                               of the ORION 2 Contract.

"Monthly  Amount"                              means the difference  between the
                                               Total  Amount  at  Risk  and  the
                                               Initial  Incentive  Amount  which

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                                               difference  is divided into sixty
                                               (60) equal  monthly  amounts each
                                               having       a      value      of
                                               _________________________________
                                               __________  as may be adjusted in
                                               accordance  with the terms of the
                                               ORION 2 Contract.

 "NPD" or "Notice to Proceed Date"             means the date upon which all the
                                               conditions set forth in Article 4
                                               have been met.

"ORION 2 Spacecraft"                           means   the   satellite   to   be
                                               constructed   and   delivered  to
                                               ORION  as part of the Work and as
                                               identified     in    Part    2(A)
                                               (Statement  of Work) of the ORION
                                               2 Contract.

"Other Users"                                  shall have the  meaning set forth
                                               in Article 14.4.1.

"Partial Loss"                                 shall have the  meaning  ascribed
                                               to it in Article 9.2.2.

"Predicted Transponder Life"                   means   the   period   of   time,
                                               measured  in years,  over which a
                                               Serviceable  Transponder  can  be
                                               operated,   commencing  from  the
                                               date of Delivery of the  In-Orbit
                                               Acceptance Report, this period of
                                               time being equal to  whichever is
                                               the shortest of:

                                               (i) thirteen (13) years, or

                                               (ii)  the   ORION  2   Spacecraft
                                               predicted     propellant     life
                                               calculated  in  accordance   with
                                               Section 5 of Part 3(D)  (In-Orbit
                                               Commissioning and Acceptance Test
                                               Requirements)   of  the  ORION  2
                                               Contract, or

                                               (iii)  the  period  of time  over
                                               which  there is  predicted  to be
                                               sufficient  solar  array power to
                                               operate     such      Serviceable
                                               Transponder  co-extensively  with
                                               all       other       Serviceable
                                               Transponders,    calculated    in
                                               accordance with Section 5 of Part
                                               3(D) (In-Orbit  Commissioning and
                                               Acceptance Test  Requirements) of
                                               the ORION 2 Contract.
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"Primary Transponder"                          means  a  Transponder  where  the
                                               communication     signals     are
                                               received from and  transmitted to
                                               the ground.

"Progress Payments"                            means  those  payments  listed as
                                               Progress  Payments  in Part  1(B)
                                               (ORION  2   Payment   Plans   and
                                               Termination Liability Amounts).

"Replacement Satellite"                        shall have the  meaning  ascribed
                                               to it in Article 19.

"Request for Payment"                          means a request  for  payment  in
                                               the form of Annex A hereto.

"Revenue"                                      means  all  amounts  received  by
                                               ORION   with    respect   to   an
                                               individual  Primary  Transponder,
                                               whether  as a result of its sale,
                                               lease,     license    or    other
                                               disposition,  it being understood
                                               that,  if  said  amounts  are not
                                               received    in   equal    monthly
                                               installments,  the  total  amount
                                               received  or  to be  received  by
                                               ORION shall be deemed received in
                                               equal monthly  installments  over
                                               the  remainder  of the  Predicted
                                               Transponder    Life    of    such
                                               Transponder.

"Satisfactorily Operating Primary
Transponder"                                   means a Primary Transponder which
                                               is  capable  of  meeting  (i) the
                                               requirements  of Part 3(A) (ORION
                                               2   Spacecraft    Specifications)
                                               regarding   Primary   Transponder
                                               performance  and (ii) the Primary
                                               Transponder   Test   Requirements
                                               defined  in Part  3(D)  (In-Orbit
                                               Commissioning and Acceptance Test
                                               Requirements).

"Senior Executive"                             means    each   of   the   senior
                                               executives  designated  from time
                                               to time in writing,  by ORION and
                                               by the Contractor,  respectively,
                                               to be their  representatives  for
                                               the     purposes    of    dispute
                                               resolution   under  the  ORION  2
                                               Contract.

"Serviceable Transponder"                      means a Primary Transponder which
                                               meets the  requirements  therefor
                                               as set forth in Section 5 of Part
                                               3(D) (In-Orbit  Commissioning and
                                               Acceptance Test  Requirements) of
                                               the  ORION  2  Contract   and  is
                                               determined,  pursuant  to Section
                                               5.2  thereof,  to be  capable  of
                                               operation in accordance with such
                                               requirements  during  periods  of
                                               eclipse.  In the  event
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                                               that   the   Launched   ORION   2
                                               Spacecraft    has    insufficient
                                               energy  to  operate  thirty  (30)
                                               Serviceable    Transponders    in
                                               eclipse,      those      specific
                                               Transponders,   if   any,   which
                                               failed the  testing  requirements
                                               of Section 5.2 of Part 3(D), will
                                               not   be    counted    twice   in
                                               determining  the total  number of
                                               Transponders    that    are   not
                                               Serviceable Transponders.

"Subcontract"                                  means a  contract  awarded by the
                                               Contractor to a Subcontractor  or
                                               a    contract    awarded   by   a
                                               subcontractor at any tier for the
                                               performance  of any  of the  Work
                                               specified    in   the   ORION   2
                                               Contract.

"Subcontractor"                                means a person or company awarded
                                               a Subcontract.

"Termination Liability Amounts"                means  the   amounts   listed  as
                                               Termination  Liability Amounts in
                                               Part 1(B) (ORION 2 Payment  Plans
                                               and     Termination     Liability
                                               Amounts) of the ORION 2 Contract.

"Total Amount  at  Risk"                       means  a firm  fixed  sum of Nine
                                               Million,   Nine   Hundred   Fifty
                                               Thousand Dollars ($9,950,000).

"Transponder"                                  means an individual  transmission
                                               channel  of   defined   bandwidth
                                               providing  a path,  inclusive  of
                                               amplification,          frequency
                                               translation     and     frequency
                                               channelization,  from  a  receive
                                               antenna with defined coverage and
                                               polarization    to   a   transmit
                                               antenna    also   with    defined
                                               coverage and polarization.

"Vendor Financing Takeout Payment"             means   the   aggregate    amount
                                               required   to  be   paid  to  the
                                               Contractor and the Launch Vehicle
                                               Agency   in    respect   of   the
                                               Milestone  Payment  Schedule  and
                                               the  Progress  Payment  Schedule,
                                               respectively,   under  Part  1(B)
                                               (ORION  2   Payment   Plans   and
                                               Termination Liability Amounts) of
                                               the ORION 2 Contract  to the date
                                               upon which the  Vendor  Financing
                                               Takeout  Payment is made less the
                                               sum of the Advance  Payment,  the
                                               Initial  Progress Payment and any
                                               other  amount paid by ORION prior
                                               to such  date in  respect  of the
                                               Milestone  Payment  Schedule

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                                               and the Progress Payment Schedule
                                               of Part 1(B).

"Work" means the whole of the work described in Part 2(A) (Statement of Work) and elsewhere in the ORION 2 Contract and, where the context so permits or requires, "Work" includes any part or parts of the Work. The Work includes all elements and phases of delivering the operational ORION 2 Spacecraft in-orbit from design and manufacture through to Launch, Launch Services and in-orbit testing, including, but not limited to, provision of all necessary equipment and
                                               documentation   related  thereto,
                                               including Deliverable Items.

Note: The satellites(s) (one or more) referred to herein are variously described as the "spacecraft" or the "satellite(s)".

1. ORION 2 CONTRACT

1.1

The documents listed in this Article, as amended from time to time in accordance with Article 27 herein, constitute the ORION 2 Contract:

                                                                                           Issue No.

       Part 1(A):     ORION 2 Pricing, Terms and Conditions                                 Issue 1

       Part 1(B):     ORION 2 Payment Plans and Termination Liability Amounts               Issue 1

       Part 2(A):     ORION 2 Statement of Work                                             Issue 3

       Part 3(A):     ORION 2 Spacecraft Specifications                                     Issue 3

       Part 3(D):     ORION 2 In-Orbit Commissioning and Acceptance Test Requirements       Issue 3

       Part 3(C):     ORION 2 Spacecraft On-Ground Test Requirements                        Issue 3

       Part 2(B):     ORION 2 Contract Documentation Requirements List                      Issue 2

       Part 3(B):     ORION 2 Spacecraft Product Assurance Requirements                     Issue 3




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                            COMMERCIAL-IN-CONFIDENCE


       Part 4:        Replacement Satellite Long-Lead Items                                 Issue 3

       Annex A:       ORION 2 Request for Payment and Contractor's Certificates             Issue 1

       Appendix I:    Form of Contractor Certificate                                        Issue 1

       Annex B:       Launch Agreement Inter-Party Waiver of Liability Provision            Issue 1

       Annex C:       Launch Agreement Termination Charges



1.2

Notwithstanding anything herein to the contrary, the documents listed in Article
1.1 above shall be deemed to constitute one fully integrated agreement between the Parties. Should there be any ambiguity, discrepancy or inconsistency among any of the documents constituting the ORION 2 Contract, such ambiguity, discrepancy or inconsistency shall be resolved according to the order of precedence in which the documents are listed in Article 1.1. Unless specifically indicated otherwise herein, all Article and Paragraph references in this Part 1(A) shall be deemed to be to Part 1(A).

1.3

In the event the Parties are unable to resolve any ambiguity, discrepancy or inconsistency which affects the Work, ORION shall direct the Contractor and the Contractor shall follow such direction as to the interpretation to be followed in carrying out the Work. If the Contractor disputes ORION's interpretation and such interpretation results in delay and/or increased cost and/or risks, such dispute shall be handled by the procedures set forth in Article 30.


2.   ENTIRE AGREEMENT

This ORION 2 Contract constitutes the sole agreement as to the Work to be performed hereunder by the Contractor and supersedes any prior agreements relating thereto. The Parties further agree that this ORION 2 Contract does not supersede the F1 Contract (including all amendments thereto) and the F1 Contract shall not be integrated herewith.

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                            COMMERCIAL-IN-CONFIDENCE
3.   SCOPE OF THE WORK

3.1

The Contractor shall furnish the Work in accordance with the provisions of the documents which constitute the ORION 2 Contract. In the performance of the Work, the Contractor shall supply all personnel, materials and facilities necessary therefor.

3.2

ORION  shall  specify  the  final  beam  coverage  for one  (1) of the  transmit
(Tx)/receive(Rx) coverages no later than NPD and for a second Tx/Rx coverage no later than three (3) months after NPD. ORION shall also, no later than two (2) months after NPD, specify the final transponder beam connectivities. If all finalized beam coverages are consistent with what is achievable with the proposed antenna aperture sizes meeting the requirements of Part 3(A), price and delivery schedule shall remain unchanged. If all finalized transponder connectivities are consistent with the proposed switching and filtering hardware meeting the requirements of Part 3(A), price and delivery schedule shall remain unchanged.

3.3

Prior to NPD, the Contractor shall present a thermal design approach with supporting data and analysis (at the communications panel level), which shall demonstrate to the reasonable satisfaction of ORION that the ORION 2 Spacecraft will be designed in full compliance with the requirements of Section 8 of Part 3(A) regarding the thermal control subsystem.

3.4

Prior to NPD, the Contractor shall demonstrate that the ORION 2 Spacecraft has a realistically calculated forty (40) kg dry mass margin adequate to meet the specified contract performance requirements, including maneuver lifetime ("Maneuver Lifetime") as set forth in Section 2.1 of Part 3(A).

3.5

The Launch Vehicle Agency is obligated under the Launch Agreement to deliver the Launch Vehicle with a contract level of performance of seven thousand, six hundred (7,600) pounds of payload systems mass to a reference geosynchronous transfer  orbit.  The Parties  have  discussed  with the Launch  Vehicle  Agency methods of enhancing the performance of the Launch Vehicle by using______________________ which will increase the delivery capability of the Launch Vehicle by approximately one hundred seventy (170) pounds of payload systems mass to a reference geosynchronous transfer orbit (the "Launch Enhancements"). The ORION 2 Spacecraft Maneuver Lifetime is based upon the availability of the Launch Enhancements. Notwithstanding any other provision of this ORION 2 Contract, if the Launch Vehicle Agency does not make the Launch
Enhancements available, the Maneuver Lifetime shall be reduced to twelve and seven tenths (12.7) years. In such case, ORION and the Contractor shall use all


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                            COMMERCIAL-IN-CONFIDENCE


commercially reasonable efforts to cause the Maneuver Lifetime to be increased to thirteen (13) years and the Parties agree to amend such number in the ORION 2 Contract to the extent of such increase. If the Launch Vehicle Agency provides to the Contractor other Launch Vehicle improvements in addition to the Launch Enhancements, then seventy percent (70%) of any increased payload systems mass achieved due to such Launch Vehicle improvements shall be allocated to ORION to increase the Maneuver Lifetime and thirty percent (30%) of the same shall be allocated to the Contractor to increase the Contractor's mass margin.

4.   NOTICE TO PROCEED; CONDITIONS PRECEDENT

The Contractor shall have no obligation to proceed with the Work until (a) the Contractor receives from ORION a written notice to proceed, the Advance Payment, and the payment that ORION is required to make to the Contractor under Section 5(a) of Amendment #10 to the F1 Contract and (b) the Launch Vehicle Agency receives from ORION the Initial Progress Payment.

If NPD does not occur by 15 November 1996, adjustments, if any, in the Contract Price will be determined in accordance with the provisions of Article 5.2.

If NPD does not occur by 31 March 1997, the Parties agree to negotiate in good faith concerning a later NPD as well as the price and schedule impact, if any.


5.   CONTRACT PRICE

5.1

For the full, satisfactory and timely performance of the Work by the Contractor in accordance with the provisions of the ORION 2 Contract, ORION shall pay the Contractor the Contract Price, which includes all taxes applicable at NPD including personal property taxes, imposts and duties wherever the Work is being carried out but excludes interest due under Article 6.1.2. The Contract Price shall be paid in accordance with Article 6 below. Except as otherwise expressly provided in the ORION 2 Contract, the Contract Price is not subject to any escalation, or to any adjustment or revision by reason of the actual cost incurred by the Contractor in the performance of the ORION 2 Contract.

                            COMMERCIAL-IN-CONFIDENCE


The Contract Price shall comprise the following elements, including any related training and documentation:

Item                Description                             Amounts $
--------------------------------------------------------------------------------


1.                  ORION 2 Spacecraft

2.                  Launch Vehicle

3.
                    Launch Services


--------------------------------------------------------------------------------
                    CONTRACT PRICE TOTAL                    $196,900,000
--------------------------------------------------------------------------------


5.2      Variations  in  Contract  Price When NPD Does Not Occur by 15  November
         1996

(a) In the event that NPD does not occur by 15 November 1996, then for the period from 15 November 1996 to 31 March 1997, the price of the ORION 2 Spacecraft and Launch Services provided by the Contractor shall be escalated on a daily basis at the annual rate (computed on a 365 days basis) of four percent (4%), unless such failure results from the Contractor's failure to perform its obligations under Articles 3.3 or 3.4, in which case the price of the ORION 2 Spacecraft and Launch Services will not be so escalated during such period.

(b) The price of the Launch Vehicle shall remain fixed until and through 30 September 1996.

(c) In the event NPD does not occur on or before 30 September 1996, the Launch Vehicle price of_______________________ shall be fixed until and through 31 December 1996 provided ORION pays the Launch Vehicle Agency an Eight Hundred Thousand Dollar ($800,000) launch reservation fee on or before 1 October 1996, which reservation fee shall, at NPD, be applied against the _____________________ Initial Progress Payment.

(d) If ORION does not pay Eight Hundred Thousand Dollars ($800,000) to the Launch Vehicle Agency on or before 1 October 1996 or NPD does not occur on or before 31 December 1996, the Contractor shall terminate the Launch Agreement effective 31 December 1996, unless ORION directs the Contractor in writing to extend such Launch Agreement and enters into an Amendment of the Orion 2 Contract, satisfactory in form

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                            COMMERCIAL-IN-CONFIDENCE


         and substance to the Contractor, reflecting any change in schedule and Contract Price that results from the failure of NPD to occur on or before 31 December 1996.


6.   PAYMENT

6.1.1    Payments

The ORION 2 Contract shall be paid as follows:

(a) Progress Payments. ORION shall make Progress Payments to the Launch Vehicle Agency in accordance with the Progress Payment Plan specified in Part 1(B) as adjusted by Articles 5 and/or 27 hereof. Each Progress Payment shall be payable by the Contractor submitting to ORION a Request for Payment accompanied by a certificate in the form of Appendix I to Annex A hereto.

(b)      Milestone Payments.

         (i) ORION shall make Milestone Payments to the Contractor in accordance with the Milestone Payment Plan specified in Part 1(B) as adjusted by Articles 5 and/or 27 hereof. With the exception of the first Milestone Payment for the ORION 2 Spacecraft, which shall be made simultaneously with NPD each Milestone Payment shall be payable by the Contractor submitting to ORION a Request for Payment accompanied by a certificate in the form of Appendix I to Annex A hereto together with such supporting data as the Contractor deems necessary or appropriate. A Milestone shall not be regarded as completed until all of the Work relevant to that Milestone has been completed and documented in accordance with applicable specifications and procedures and relevant documentation and training required under the ORION 2 Contract for such
                  Milestone have been provided to ORION. The Contractor's failure to achieve any Milestone in the sequence set forth in
                  Part 1(B) shall not limit the Contractor's rights to claim and be paid other Milestone Payments when the relevant Milestone is achieved.

         (ii) Subject to the provisions of Article 6.1.1(e), in no event shall the cumulative Milestone Payments made to the Contractor for the ORION 2 Spacecraft or Launch Services at any point in time exceed the cumulative amounts specified up to that point in time for Milestone Payments for the ORION 2 Spacecraft or Launch Services as set forth in Part 1(B) as it may be modified from time to time.

(c)      Launch Reservation Fees.

         (i) On the date of execution of the Orion 2 Contract, ORION shall pay to the Launch Vehicle Agency the sum of Two Hundred Thousand Dollars ($200,000) to reserve the Launch Slot until and through 30 September 1996. If NPD does not occur by such date, ORION shall pay to the Launch Vehicle Agency, on or before 1 October 1996, the sum of Eight Hundred Thousand Dollars ($800,000) to

                            COMMERCIAL-IN-CONFIDENCE


                  reserve the Launch Slot until and through 31 December 1996. At NPD, the Contractor shall credit such Two Hundred Thousand Dollars ($200,000) (and any other amount paid by ORION to reserve a Launch Slot, including the Eight Hundred Thousand Dollars ($800,000), if paid) against the __________________
                  ___________________________  Initial  Progress Payment.

(d)      Delivery  to  ORION.   Each   Request  for  Payment  and   accompanying
         certificate shall be telefaxed to ORION followed by airmailed signed copies.

(e)      Advance Payment and Vendor Financing Takeout Payment.

         (i) On or before NPD, ORION shall transfer by wire transfer into bank accounts established by the Contractor and the Launch Vehicle Agency, respectively in the United States of America, the details of which accounts shall be made known to ORION at least two (2) weeks prior to NPD, (A) the Advance Payment to the Contractor; and (B) the Initial Progress Payment (less any launch reservation fees paid by ORION to the Launch Vehicle Agency) to the Launch Vehicle Agency.

         (ii) The Advance Payment shall be used and credited against future installments of the Milestone Payments required under Part 1(B), as and when such payments become due, and the Contractor agrees to hold in trust the Advance Payment, or any portion thereof, for the express use and purpose of paying in full each Milestone Payment required under Part 1(B) as and when such payment becomes due under the terms of the ORION 2 Contract and of offsetting or recouping any Termination Liability Amount that ORION is obligated to pay to the Contractor under the ORION 2 Contract. Within ten (10) days of any date upon which ORION is obligated to pay any Termination Liability Amount to the Contractor, the Contractor shall pay to ORION the difference, if any, between the Advance Payment and such Termination Liability Amount. Notwithstanding any Milestone Payments or Progress Payments required under Part 1(B), ORION shall not be obligated to make any Milestone Payments or Progress Payments in excess of the Advance Payment and the Initial Progress Payment until the last day of the twenty-first (21st) month after NPD.

         (iii)  (A) At least  one week  prior to the last day of the  eighteenth
(18th) month following NPD, ORION shall notify the Contractor in writing whether ORION will be able to pay the Progress Payment portion of the Vendor Financing Takeout Payment on or before the last day of the twenty-first (21st) month following NPD in accordance with Article 6.1.1(e)(iii)(C). If ORION notifies the Contractor that it will be able to do so, ORION shall supply to the Contractor evidence reasonably satisfactory to the Contractor of its ability to do so.

                  (B) In the event ORION does not pay the Progress Payment portion of the Vendor Financing Takeout Payment to the Launch Vehicle Agency on or before the last day of the eighteenth (18th) month after NPD, but does commit to make such payment on or before the last day of the twenty-first (21st) month after NPD, then

                            COMMERCIAL-IN-CONFIDENCE

                           (x) in the  event  ORION  does  not  pay  the  Vendor
Financing Takeout Payment in accordance with Article 6.1.1(e)(iii)(C) on or before the last day of the twenty-first (21st) month after NPD, ORION shall pay the Contractor the amount of Two Million Dollars ($2,000,000) and the Launch Vehicle Agency any termination liability amount the Contractor is obligated to pay the Launch Vehicle Agency which amount is not to exceed thirty percent (30%) of the price of the Launch Vehicle less any payments made by either Party to the Launch Vehicle Agency; and

                           (y)  beginning  with the first day of the  nineteenth
(19th) month after NPD, interest shall accrue only on the difference between the amounts required to be paid to the Launch Vehicle Agency under the Progress Payment schedule set forth in Part 1(B) as of the last day of the eighteenth
(18th) month after NPD and any payments made by either Party to the Launch Vehicle Agency. Such interest shall accrue on a daily basis at the prime rate announced by The Chase Manhattan Bank (National Association) from time to time plus one-half percent (0.5%) until ORION makes the Progress Payment portion of Vendor Financing Takeout Payment, said interest accruing period not to exceed
(3) months; and

                           (z) at least  one  week  prior to the last day of the
eighteenth (18th) month after NPD, ORION shall deliver to the Contractor an unconditional, irrevocable letter of credit in form and substance satisfactory to the Contractor from a bank satisfactory to the Contractor or equivalent protection satisfactory in form and substance to the Contractor, the face amount of which shall be sufficient to secure those payments that ORION is required to make under Article 6.1.1(e)(iii)(B)(x) and (y) (the "Guarantee").

                  (C) ORION agrees to pay, no later than the last day of the twenty-first (21st) month after NPD, the Milestone Payment portion of the Vendor Financing Takeout Payment to the Contractor and the Progress Payment portion (plus interest, if any, required under Article 6.1.1(e)(iii)(B)(y) above) of the Vendor Financing Takeout Payment to the Launch Vehicle Agency, provided, however, that ORION shall be required to make any Milestone Payment portion of the Vendor Financing Takeout Payment only to the extent the Contractor is entitled to Milestone Payments in excess of the Advance Payment in accordance with the ORION 2 Contract. The Vendor Financing Takeout Payment shall be payable by the Contractor submitting to ORION a Request for Payment accompanied by a certificate in the form of Appendix I to Annex A hereto.

         (iv) If ORION fails to pay, or notify the Contractor at least one week prior to the last day of the eighteenth (18th) month following NPD that it will be able to pay, the Progress Payment portion of the Vendor Financing Takeout Payment on or before the last day of the twenty-first (21st) month following NPD or if ORION fails to deliver to the Contractor the Guarantee specified in
Article 6.1.1(e)(iii)(B)(z) with respect to amounts due to the Launch Vehicle Agency, then the Contractor may

                            COMMERCIAL-IN-CONFIDENCE


terminate the Launch Agreement. If ORION fails to deliver to the Contractor the Guarantee specified in Article 6.1.1(e)(iii)(B)(z) with respect to the Two Million Dollars ($2,000,000), then either Party may terminate the ORION 2 Contract upon ten (10) days prior written notice to the other Party, provided ORION fails to deliver such portion of the Guarantee within such ten (10) day period. Contractor's exclusive remedy for ORION's failure to deliver the Guarantee specified in Article 6.1.1(e)(iii)(B)(z) with respect to the Two Million Dollars ($2,000,000) (subject to the applicable notice and cure procedure set forth above in this Article 6.1.1(e)(iv)) shall be to sell or dispose of the ORION 2 Spacecraft, or any part thereof, at a public or private sale for cash, upon credit or for future delivery as the Contractor deems appropriate. If ORION fails to make the Vendor Financing Takeout Payment in accordance with Article 6.1.1(e)(iii)(C) on or prior to the last day of the twenty-first (21st) month after NPD, either Party may terminate the ORION 2 Contract upon written notice to the other Party and, if terminated, ORION shall pay any termination liability amount the Contractor is obligated to pay the Launch Vehicle Agency, which amount is not to exceed thirty percent (30%) of the price of the Launch Vehicle less any payments made to the Launch Vehicle Agency. Contractor's exclusive remedy for ORION's failure to make the Vendor Financing Takeout Payment shall be to receive payment of Two Million Dollars ($2,000,000) and to sell or dispose of the ORION 2 Spacecraft, or any part thereof, at a public or private sale for cash, upon credit, or for future delivery as the Contractor deems appropriate, and to draw under the Guarantee. No less than thirty (30) Calendar Days prior to the Contractor's first attempts to sell or to dispose of the ORION 2 Spacecraft, and no less than fifteen (15) Calendar Days prior to any subsequent attempts by the Contractor to sell or to dispose of the ORION 2 Spacecraft, the Contractor shall deliver, by overnight courier (which delivery shall be acknowledged by written receipt), written notice of any such intent to sell or dispose of the ORION 2 Spacecraft. If ORION fails within such notice period, as applicable, to make the Vendor Financing Takeout Payment plus accrued and unpaid interest due and payable to the Contractor under the ORION 2 Contract as well as reasonable costs, expenses, attorneys' fees, and costs incurred by the Contractor for the storage, protection, removal, modification, completion, sale and delivery of the ORION 2 Spacecraft incurred by the Contractor in excess of those contemplated by the Contact Price, the Contractor may proceed with such sale or disposal. Any purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of ORION, and ORION hereby waives (to the extent permitted by law) all rights of redemption or stay that ORION now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted. The proceeds realized from any such sale shall be applied first to the reasonable costs, expenses, attorneys' fees, and costs incurred by the Contractor for the storage, protection, removal, modification, completion, sale, and delivery of the ORION 2 Spacecraft or any portion thereof, second to accrued and unpaid interest due and payable to the Contractor under the ORION 2 Contract, and third to the Contract Price (collectively, the "Disposal Costs"). The Contractor shall have no


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                            COMMERCIAL-IN-CONFIDENCE

obligation to reimburse any portion of the Advance Payment to ORION or pay to ORION any proceeds of the sale or disposal of the ORION 2 Spacecraft unless the Contractor sells the ORION 2 Spacecraft (other than to ORION) within thirty (30) months after NPD, in which case the Contractor shall pay to ORION one-half the difference, if any, between the sale price and the Disposal Costs.


6.1.2    Payments by ORION

Subject to Article 6.1.1(e), which provides for no interest payment by either Party relating to the Advance Payment, Progress Payments (except as provided in Article 6.1.1(e)(iii)(B)(y)), or Milestone Payments prior to the last day of the twenty-first (21st) month after NPD, ORION shall pay each Milestone Payment (other than the first ORION 2 Spacecraft Milestone Payment), Progress Payment (other than the Initial Progress Payment and the payments to the Launch Vehicle Agency pursuant to Article 6.1.1(c)) and the Vendor Financing Takeout Payment in full within thirty (30) Calendar Days after the delivery of a Request for Payment (in accordance with the procedures set forth in Article 6.1.1) into the appropriate bank accounts set forth in Article 6.1.3.

Where the thirty (30) Calendar Days allowed for payment after delivery of a Request for Payment for a Milestone or Progress Payment causes a payment to become due on a non-Business Day, such payment shall be due on the next Business Day.

Subject to Article 6.1.1(e), (a) Contractor shall be entitled to the interest earned on any properly due but unpaid amount for each Calendar Day after the date any Progress or Milestone Payment is due; and (b) Contractor shall be paid any interest to which it is entitled within ten (10) Calendar Days of the determination that such interest is due; and (c) interest shall be calculated in accordance with Article 43.

Any amounts payable to the Launch Vehicle Agency shall be paid directly by ORION.

6.1.3    Procedures

Payment shall be made in accordance with Articles 6.1.1 and 6.1.2 into the following bank accounts:

In the case of the Contractor:

         Account name:     MATRA MARCONI SPACE UK LIMITED

         Account number:   _________

         Bank name:        Barclays Bank PLC

         Sort code:        __________

                            COMMERCIAL-IN-CONFIDENCE


         Bank address:     Southern International Banking Centre
                           P.O. Box 44
                           Napier Court
                           Napier Road
                           Kings Meadow
                           Reading RG1 8BW
                           England

In the case of ORION:

         Account name:     IPSP Receipt Account

         Account number:   ____________

         Bank name:        The Chase Manhattan Bank, N.A.

         Sort code:        ____________

         Bank address:     4 Chase MetroTech Center
                           Brooklyn, New York 11245
                           United States of America

In the case of the Launch Vehicle Agency:

         Account name:     Lockheed Martin Commercial Launch Services, Inc.

         Account number:   __________

         Bank name:        Citibank N.A.

         ABA number:       ___________

         Bank address:     One Penn's Way             New Castle, Delaware
19720


Any payment shall be deemed to have been made when credit for the amount is established in the above bank accounts. Each Party shall notify the other Party in writing within ten (10) Calendar Days of a change to the above bank accounts.

6.2      Dispute

In a written notice (which may be a telefax followed by an originally signed copy) received by the Contractor no later than twenty (20) Business Days after receipt by ORION of a Request for Payment in connection with a Milestone Payment or other payment under Article 6.4, ORION may dispute timely completion of the Milestone associated with such Milestone Payment or other payments. In the event there is such a dispute, ORION shall nonetheless pay the Milestone

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                            COMMERCIAL-IN-CONFIDENCE

Payment in accordance with Article 6.1.2 without waiving any of its rights. In the event it is determined, either by agreement of the Parties or by dispute resolution pursuant to Article 30 hereof, that the Milestone with respect to which such notice shall have been timely received was not completed as of the date of the Request for Payment, ORION shall be entitled to the interest at the rate specified in Article 43 earned on the disputed amount for each Calendar Day after the date such Milestone Payment was paid until the day the Milestone associated therewith is completed. ORION shall be paid any interest to which it is entitled within ten (10) Calendar Days of the determination that such interest is due. Interest shall be calculated in accordance with Article 43.

6.3      Other Payments

Except as otherwise expressly stated herein, all other payments by ORION to the Contractor shall be made in accordance with the procedures set forth in Article
6.1.3 within thirty (30) Calendar Days after receipt by ORION of a telefaxed invoice. This invoice will be followed by an airmailed original and one copy.

6.4      Setoff

In the event that one Party has not paid the second Party any amount which is due and payable to the second Party under the ORION 2 Contract, such second Party shall have the right to set off such amount against payments due to the first Party, provided any amount in dispute pursuant to Article 6.2 shall not be considered due and payable while the dispute is being resolved.

6.5

If (a) the Contractor fails to make the Spacecraft available to the Launch Vehicle Agency in sufficient time for the Launch to occur on or prior to 31 March 1999 and such failure is due to any reason other than the Contractor's failure to perform the Work in accordance with Part 2(A) or other than Excusable Delay (but not Excusable Delay caused by ORION's failure to meet its responsibilities under the Orion 2 Contract (including Article 18.5), its invalid exercise of its rights under Article 13, or its exercise of its rights under Article 41), or (b) the Launch Agreement is terminated pursuant to Articles 5.2(d) or 41, then the Contract Price shall be increased by any additional amount required by the Launch Vehicle Agency to perform the Launch.

7.   ACCESS TO WORK

7.1

ORION and the Consultants shall have reasonable access (upon reasonable notice to the Contractor from ORION, but no less than forty-eight (48) hours) to any premises of the Contractor or Major Subcontractors, or other selected Subcontractors on an "as needed" basis for short durations, where Work is being performed and may observe all of the Work, as well as any associated facilities and documentation, during regular business hours, or such other times as
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                            COMMERCIAL-IN-CONFIDENCE

Work is being performed under the ORION 2 Contract. ORION shall justify to the Contractor why such access to other selected Subcontractors is needed but such access shall not be unreasonably withheld. ORION and the Consultants shall also be entitled to attend all meetings and reviews of the Contractor and of the Contractor with Subcontractors related to project schedule and management, engineering, design, manufacturing, integration and testing and Launch as reasonably necessary and with the prior approval of the Contractor. The Contractor shall provide ORION and the Consultants reasonable assistance in the performance of such inspections. The Parties agree that non-escort permanent badges to agreed work areas where ORION activities are being performed shall be made available to all ORION representatives subject to adequate notice of personnel details being provided to the Contractor and security clearance being granted.

7.2

The Contractor shall provide office space and facilities for the accommodation of up to six (6) representatives (plus a secretary) employed by ORION (or its Consultants) at the Contractor's plants and at environmental test facilities (if located off site) and shall ensure that such space and facilities are provided at the repeater Subcontractors' plant for up to three (3) representatives and at other selected Subcontractors' plants on a temporary basis to attend meetings or witness tests. Provision for up to four (4) engineers (plus a secretary) shall be made at the Launch site facility. At a minimum, the Contractor shall provide desks, chairs, normal office supplies, local telephone service (long distance telephone usage to be charged to ORION), car parking facilities and access to meeting rooms, copying machines and facsimile equipment, and access to and use of video conferencing facilities, if any, at the Contractor's plants (in this connection, Contractor will take reasonable measures to facilitate video conferencing between Contractor's plants and ORION's premises, provided the video conferencing facilities of both Parties are fundamentally compatible). ORION shall make ORION space segment capacity for video conferencing available without charge.

7.3

The Contractor shall require that any Subcontract contains a provision substantially similar to this Article 7 to ensure ORION's rights under the ORION 2 Contract, except that ORION's access to the Launch Vehicle Agency's facilities shall be controlled by the Launch Vehicle Agency.

7.4

ORION and its Consultants will have reasonable access to any drawings, specifications, standards or process descriptions which are available to the Contractor and relevant to the ORION 2 Spacecraft and Data and Documentation to be Delivered under the ORION 2 Contract. If an electronic mail system is used by the Contractor to distribute documentation, access to ORION representatives is to be approved by the Contractor. The Contractor will make available, to the extent permitted under Article 24, copies of such documentation, at no charge to ORION, on the reasonable request of ORION or ORION's Consultant where such
documentation   is


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                            COMMERCIAL-IN-CONFIDENCE

necessary for evaluation of designs, performance considerations, assessment of test plans and test results or for any other purpose connected with the design, qualification, testing, Launch, Final Acceptance or operation of the ORION 2 Spacecraft components. The Contractor will allow ORION or its Consultants reasonable access to all drawings and document indices to facilitate their work in this respect. The Contractor shall establish data links between its and ORION's facilities such that ORION has remote electronic access to those project related documents identified in Part 2(B). ORION shall make space segment capacity required for such remote access available without charge. The Contractor will also provide ORION and its Consultants with "real time" access to all measured data taken at the Contractor's and Subcontractors' facilities on a non-interference basis. In addition, ORION shall have access to those project related documents which are of the type to which ORION had access during the implementation of the F1 Contract.

7.5

In exercising its rights under the ORION 2 Contract, ORION and the Consultants shall be subject to Governmental security requirements of the Contractor and its Subcontractors and the Contractor shall use its best efforts to ensure that such security requirements do not unduly restrict access or viewing by ORION subject to adequate notice of ORION personnel details being provided to the Contractor. Access by ORION or any Consultant to Subcontractor facilities shall be coordinated through the Contractor.

7.6

In the event a meeting is convened at the Contractor's or a Subcontractor's plant, the Contractor shall provide reasonable advance notice to ORION (e.g., one week for regularly scheduled meetings) and make the necessary arrangements to facilitate the entry of ORION or its Consultants to the meeting place subject to adequate notice of ORION personnel details being provided to the Contractor.

7.7

Subject to Article 27 hereof, the inspection, examination, agreement to, or approval, waiver or deviation by ORION (other than in accordance with Article
27) with regard to any design, drawing, specification or other documentation produced under the ORION 2 Contract shall not relieve the Contractor from fulfilling its contractual obligations or result in any liability being imposed on ORION.

7.8

ORION shall have the right to participate in and make recommendations, but not to control, give directions or assign actions, in all review meetings at the system, subsystem and critical component levels, as well as test review board, manufacturing review board and failure review board meetings. The Parties agree to work cooperatively in resolving issues that arise at the various review board

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                            COMMERCIAL-IN-CONFIDENCE


meetings and, where ORION has an objection to a recommended resolution/implementation, the Parties agree to discuss it at a senior management level (ORION's Senior Vice President, Engineering and Satellite Operations and Contractor's Director of Civil Communications Satellites) prior to implementation, but the final decision concerning implementation shall remain with the Contractor who shall provide ORION with a written explanation for its decision.

8.   DELIVERABLE ITEMS AND DELIVERY DATES

8.1

"Delivery" shall be deemed to have occurred for each Deliverable Item upon its Final Acceptance by ORION. The Parties acknowledge that the Delivery of the ORION 2 Spacecraft is to be in orbit. Subject to this Article and Articles 5, 12 and 27, the Parties agree that the Delivery Dates for Deliverable Items under the ORION 2 Contract (depending on the final configuration selected) are as follows:


Item     Description                                     Delivery Date

1.       Delivery of ORION 2 Spacecraft in Orbit         28.25 months after NPD (provided a Launch
                                                         Slot is available in such timeframe)

2.       Data and Documentation                          As specified in Section 9.2.1 of Part
                                                         1(A), Part 2(A), Part 2(B) and Part 3(D)
3.       Mission Specific Hardware and Software          As specified in Section 10 of Part 2(A)

------------------------------------------------------------------------------------------------------


The Parties will negotiate in good faith reasonable adjustments in the Delivery Date for the ORION 2 Spacecraft upon the addition, elimination or technical complication or simplification of other ORION 2 Spacecraft items prior to NPD, to the extent such additions, eliminations and/or technical complications or simplifications are, singly or in the aggregate, material (i.e., more than minor in effect on cost, schedule and/or performance).

If at NPD there is less than twenty-eight and three quarters (28.75) months from NPD to the last possible day of the Launch Slot, which day shall be confirmed at NPD with the Launch Vehicle Agency, then the Parties agree to work together cooperatively and in good faith to devise a revised delivery schedule with the existing launch vehicle provider (or, if necessary, with a

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                            COMMERCIAL-IN-CONFIDENCE



different launch vehicle provider) such that there is at least a two (2) month margin in the schedule (which schedule is twenty-six and three quarters (26.75) months to Launch) and the Parties shall enter into an Amendment of the ORION 2 Contract reflecting any resultant changes in schedule and Contract Price.

If (a) the Contractor fails to make the Spacecraft available to the Launch Vehicle Agency in sufficient time for the Launch to occur on or prior to 31 March 1999 and such failure is due to Excusable Delay or (b) the Launch Agreement is terminated pursuant to Articles 5.2(d) or 41, then the Delivery schedule shall be amended to reflect an in-orbit Delivery Date occurring six (6) weeks (forty-two (42) Calendar Days) after the actual launch date of the Orion 2 Spacecraft.

For the avoidance of doubt, the Parties recognize and agree that in the event of a Constructive Total Loss of the ORION 2 Spacecraft, the Delivery Dates provided in Article 8 hereof shall, in respect of the ORION 2 Spacecraft and its related Data and Documentation not already delivered, be extinguished and have no further effect.

8.2

The Contractor understands and agrees that, with respect to the Delivery Dates for all Deliverable Items, whether those items are set out in the ORION 2 Contract or in subsequent Amendments to the ORION 2 Contract, time is of the essence under the ORION 2 Contract. Nothing in the foregoing sentence shall in any way modify either the specific remedies for default specified elsewhere in the ORION 2 Contract, including but not limited to Articles 11.2 and 21, or the specific dispute resolution requirements specified in the ORION 2 Contract.

8.3

The Contractor, if requested to do so by ORION, agrees to construct and launch an additional satellite, the Replacement Satellite, in accordance with the terms set forth in Article 19.

8.4

On time schedules to be mutually agreed to in writing, ORION will make available to the Contractor fully operational in-orbit test equipment equivalent to that used on the F1 Spacecraft as specified in Part 2(A) and facilities (Mt. Jackson and Fucino) for use in meeting the requirements of Part 3(D). Contractor will make available (but not deliver) additional test equipment, as reasonably necessary, for in-orbit testing of the American coverage beam in order to satisfy the requirements of Part 3(D).
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                            COMMERCIAL-IN-CONFIDENCE

9.   FINAL ACCEPTANCE

9.1      Data and Documentation

9.1.1

 "Final Acceptance" (and therefore, Delivery) of Data and Documentation shall occur only when:

(i) the Contractor has fulfilled the ORION 2 Contract requirements for the Data and Documentation; and

(ii) the Data and Documentation has been delivered at the place specified in the ORION 2 Contract in a condition fully conforming to the provisions of the ORION 2 Contract.

Data and Documentation, other than Data and Documentation which requires approval and acceptance by ORION in accordance with Article 9.1.2 hereof, shall be deemed to have achieved Final Acceptance unless rejected by ORION in writing within ten (10) Business Days after receipt of said Data and Documentation by ORION.

If Data and Documentation not requiring approval and acceptance by ORION is unacceptable, ORION shall, within the said ten (10) Business Days, notify the Contractor in writing in which respects the Data and Documentation is unacceptable. Any Data and Documentation that is considered by ORION to be unacceptable with respect to which ORION has so notified the Contractor as being unacceptable, shall be deemed under the ORION 2 Contract not to have been Delivered unless and until the Defects that resulted in such rejection have been remedied or demonstrated not to exist pursuant to verification procedures in accordance with the ORION 2 Contract and the Data and Documentation is at the specified delivery location in accordance with the ORION 2 Contract whereupon ORION shall accept the Data and Documentation in writing and Final Acceptance shall occur.

9.1.2

Final Acceptance of any Data and Documentation requiring approval by ORION in accordance with Part 2(B) shall occur when such approval has been granted by ORION in writing. ORION shall respond under this Article 9.1.2 within ten (10) Business Days after receipt of such Data and Documentation by ORION; failing such response, the Parties shall be deemed forthwith to be in dispute and their rights shall be determined in accordance with the provisions of Article 30 hereof.

9.1.3

The provisions of this Article 9.1 shall not apply to the Final Acceptance of a Launched ORION 2 Spacecraft or to the In-Orbit Acceptance Report. The Final Acceptance of the Launched ORION 2 Spacecraft and of the In-Orbit Acceptance Report essential thereto shall be governed by Article 9.2.

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                            COMMERCIAL-IN-CONFIDENCE


9.2      Launched ORION 2 Spacecraft

9.2.1

Upon arrival at its designated orbital location, the Contractor will perform the tests and analyses as set forth in Part 3(D) for the Launched ORION 2 Spacecraft to determine the Aggregate Predicted Transponder Life of the Launched ORION 2 Spacecraft

The results of such tests and analyses will be furnished to ORION in an In-Orbit Acceptance Report prepared by the Contractor for the Launched ORION 2 Spacecraft in accordance with Part 2(A), Part 2(B) and Part 3(D). Unless the Launched ORION 2 Spacecraft is a Constructive Total Loss, Delivery and Final Acceptance will take place upon receipt by ORION of the In-Orbit Acceptance Report in full compliance with Part 2(A), Part 2(B) and Part 3(D).

(a) In respect of the Launched ORION 2 Spacecraft (if it arrives at its designated orbital location):

         (i) Within 180 days after Launch of the ORION 2 Spacecraft, the Contractor shall furnish to ORION the In-Orbit Acceptance Report in full compliance with Part 2(A), Part 2(B) and Part 3(D) in respect of the Launched ORION 2 Spacecraft.

         (ii) Unless ORION shall respond to such In-Orbit Acceptance Report within thirty (30) Calendar Days after receipt thereof, or such other period of time acceptable to both Parties, the Report shall be deemed acceptable.

         (iii) If ORION's response under Article 9.2.2(a)(ii) contains an objection to such In-Orbit Acceptance Report, the Parties shall be deemed forthwith to be in dispute and their rights shall be determined in accordance with the provisions of
                  Article 30 hereof.

         (iv) The existence of a dispute shall not affect Final Acceptance set forth above; unless, under the procedures in Article 30, it is ultimately determined that the Launched Spacecraft is a Constructive Total Loss. If the Launched ORION 2 Spacecraft fails to arrive at its designated orbital location in time to complete in-orbit testing and provision of the In-Orbit Acceptance Report within 180 Calendar Days after Launch, the ORION 2 Spacecraft shall be deemed a Constructive Total Loss.

(b) Without limiting any other Contractor obligations under this Article 9 and in order to comply with insurance requirements, within thirty (30) Calendar Days following receipt of information that one or more of the following circumstances exist, the Contractor shall provide written notice of loss to ORION and to all insurers under applicable policies (provided that the Contractor shall have no obligation to provide such notice to the

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                            COMMERCIAL-IN-CONFIDENCE


         Launch Insurance insurer unless ORION identifies such insurer to the Contractor) specifying in such notice:

         (i) The basis for a Partial Loss or a Constructive Total Loss under Articles 9.2.2 or 9.2.3, respectively; or

         (ii) The Launched ORION 2 Spacecraft shall be determined to fall within any of the provisions of Article 9.2.3; or

         (iii) The Parties are deemed to be in dispute under any of the provisions of Article 9.2.(a) or Article 9.2.3.

         Such notice of loss shall comply with the provisions of Article 34 hereof, and the foregoing specified time for the provision of notice may be shortened in compliance with the respective requirements of such insurers.

9.2.2

         A Partial Loss shall occur in respect of the Launched ORION 2 Spacecraft, if the In-Orbit Acceptance Report accurately confirms

         (a) that the Aggregate Predicted Transponder Life is __________________________ ______________ years or less but
                  (i) is  ______________________  years or  higher,  and (ii) at least ________________ downlink Transponders with ______ at the ________ GHz frequency and _________ at either of the two frequency ranges of ___________ or _______ GHz frequency are Serviceable Transponders, and (iii) at least _____________ downlink Transponders are Serviceable Transponders, then the ORION 2 Spacecraft will be deemed to have sufficient revenue-earning capacity to form an economically viable part of the space segment of the ORIONSAT system. In such case, ORION must accept the ORION 2 Spacecraft; and/or;

         (b) that the ORION 2 Spacecraft has fewer than _____________ downlink Transponders which are Serviceable Transponders.

9.2.3

Notwithstanding any other provisions of this Article 9, if the ORION 2 Spacecraft is a Constructive Total Loss pursuant to item B of the definition of such term, the Contractor shall furnish ORION with written notice of loss in respect of the Launched ORION 2 Spacecraft. Such notice shall be furnished to ORION promptly upon the Contractor's concluding from information available to it that such Constructive Total Loss has occurred. In no circumstance shall such notice of loss be furnished to ORION later than 180 Calendar Days after Launch of the ORION 2 Spacecraft.

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                            COMMERCIAL-IN-CONFIDENCE

If the Contractor fails to provide ORION with the notice of loss in respect of the Launched ORION 2 Spacecraft specified under this Article 9.2.3 within the respective times specified herein, or if ORION rejects the Contractor's notice of loss, the Parties shall be deemed forthwith to be in dispute and their rights shall be determined in accordance with the provisions of Article 30 hereof.

In all circumstances Final Acceptance shall be deemed to have occurred upon Constructive Total Loss. In the event of Constructive Total Loss the provisions of Article 15 shall not apply.

9.2.4

In the event of a dispute as to the performance of the Launched ORION 2 Spacecraft, the Parties agree to have an independent determination of the ORION 2 Spacecraft technical status performed by a mutually acceptable technically qualified third party. The costs incurred in retaining the third party shall be shared equally between the Contractor and ORION. The Parties agree that before reference to such mutually-acceptable technically-qualified third party, an informal forum between Contractor's Senior Executive and ORION's Senior Executive shall take place to attempt a resolution of said dispute. In the event that such efforts to resolve the dispute have been unsuccessful, the Parties shall proceed under Article 30 hereof. The foregoing independent determination may be used by either Party in any arbitration under Article 30 hereof, but such determination shall not be binding upon the arbitrators.

9.2.5

In addition, the following provisions shall be applicable to the implementation of this Article 9.2:

(a)      Warranty

         The Parties hereto warrant and represent that they will not withhold from each other any of the material information they have or will have concerning anomalies, failures and deviations from the requirements of the ORION 2 Contract, from NPD through Intentional Ignition in respect of the ORION 2 Spacecraft.

(b)      Access to Technical Information

         Upon request of a Party, the other Party will respond or permit the first Party to respond to any insurers in relation to all specific and reasonable questions relating to design, test, quality control, launch and orbital information. In addition, in the event a Party notifies or is notified by the other Party of an occurrence which may be expected to result in a Partial Loss or Constructive Total Loss under this
         Article 9.2, such other Party will permit and assist the first Party to:

         (i) conduct review sessions with a competent representative selected by the insurers to discuss any continued issue relating to such occurrence, including information conveyed to either Party; and

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                            COMMERCIAL-IN-CONFIDENCE

         (ii) use its best efforts to secure the insurers' access to all information used in or resulting from any investigation or review of the cause or effects of such occurrence; and

         (iii) make available for inspection and copying all information necessary to establish the scope of such occurrence and verifying the accounting methods employed to compute any refund payment obligated thereby.

9.2.6

If either Party at any time after Launch but prior to Final Acceptance has a reasonable basis for concluding that Final Acceptance will not be achieved within the time limits provided for in this Article 9 and the other Party fails to agree with that conclusion within thirty (30) Calendar Days of notice, either Party shall have the right to proceed under Article 30.

9.2.7

Notwithstanding that title to each Deliverable Item remains with the Contractor until Final Acceptance, the Contractor shall have no liability under this ORION 2 Contract for a Partial Loss or a Constructive Total Loss; however, this
Article  9.2.7 shall have no effect on the rights of the Parties  under  Article
11.2 and 15.

10.  TRANSFER OF TITLE AND ASSUMPTION OF RISK

10.1

Transfer of title, free and clear of all liens and encumbrances of any kind, and risk of loss or damage to each Deliverable Item shall pass to ORION at Final Acceptance, provided, however, risk of loss or damage to the ORION 2 Spacecraft shall pass to ORION at Intentional Ignition.

                            COMMERCIAL-IN-CONFIDENCE

10.2

In the event of a Constructive Total Loss, title free and clear of all liens and encumbrances of any kind shall pass to ORION. In such event, at ORION's direction, Contractor shall surrender the ORION 2 Spacecraft to insurers obligated to cover such loss.

10.3

ORION acknowledges that prior to payment of the Milestone portion of the Vendor Financing Takeout Payment it has no property interest in the work in progress of the ORION 2 Spacecraft; ORION does have rights to repayment of the Advance Payment to the extent provided in the ORION 2 Contract and to the proceeds of any sale or disposal of the ORION 2 Spacecraft to the extent provided in Article 6.1.1(e)(iv).

11.  ORION 2 SPACECRAFT DELIVERY INCENTIVE AND LATE DELIVERY LIQUIDATED DAMAGES

11.1  Delivery Incentive

ORION acknowledges and agrees that the Delivery of the ORION 2 Spacecraft earlier than the Delivery Dates determined under Article 8 may be the sole or partial cause of financial gain being sustained by ORION. In the event of the Delivery of the ORION 2 Spacecraft earlier than the applicable Delivery Date as it may be adjusted pursuant to Articles 5, 8, 12, 18.5 and/or 27 hereof, ORION agrees to pay the Contractor within thirty (30) Calendar Days of Final Acceptance as an incentive the sum of Twenty-Five Thousand Dollars ($25,000) per Calendar Day for each day that Delivery of the ORION 2 Spacecraft occurs earlier than the Delivery Date for the ORION 2 Spacecraft, provided, however, that such payments may be delayed until such time as payment is permitted under any Financing Agreement.

11.2  Late Delivery Liquidated Damages

The Contractor acknowledges and agrees that failure to meet the ORION 2 Spacecraft Delivery Date may be the sole or partial cause of substantial financial loss or damage being sustained by ORION, due to the cost of carrying any ORION external financing, cost of alternative means of providing service to customers and loss of continuity of service. In the event that the Delivery of the ORION 2 Spacecraft is later than the applicable Delivery Date as set forth in Article 8.1 (and notwithstanding Article 9.2) and where such delay is not subject to an extension of time pursuant to Articles 5, 8, 12, 18.5 and/or
Article 27 hereof, the Contractor agrees to pay to ORION, as liquidated damages and not as a penalty for each Calendar Day during the period of such delay from and including the_______________ Calendar Day of lateness up to and including the ____ __________________ Calendar Day of lateness (the "Liquidated Damages
Period")         as         follows:         (i)        the        sum        of
_______________________________________________  for each  Calendar  Day in such
Liquidated Damages Period during which the Contractor has not achieved Milestone 13 (lateness to run from _____________________ after NPD) and (ii) the sum of ____________________ per day for each other Calendar Day in such Liquidated Damages


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                            COMMERCIAL-IN-CONFIDENCE


Period. The total amount of liquidated damages payable by the Contractor shall not exceed the sum of Eleven Million, Eight Hundred Twelve Thousand, Five Hundred Dollars ($11,812,500).

Liquidated damages may not be levied on the ORION 2 Spacecraft after termination in accordance with this ORION 2 Contract or after the ORION 2 Spacecraft has been declared a Constructive Total Loss in accordance with Article 9 but ORION shall have the right to collect those liquidated damages that have previously accrued.

11.3

ORION shall have the right to offset any liquidated damages owed to it under this Article against any amounts due the Contractor under the ORION 2 Contract.

11.4

Except as provided under the provisions of Article 21, the liquidated damages provided in this Article shall be ORION's exclusive remedy for late Delivery of the ORION 2 Spacecraft and shall be in lieu of all other damages under the ORION 2 Contract, or at law. This provision in no way limits ORION's remedies under
Article 22 for insolvency or bankruptcy of the Contractor.

12.  EXTENSIONS FOR EXCUSABLE DELAYS

12.1

The Contractor shall be entitled to extensions of time beyond the Delivery Dates determined under Article 8 only in accordance with the following provisions, and the provisions of Articles 5, 8, 18.5 and 27 and any other specific provision of the ORION 2 Contract providing for extensions of time beyond the Delivery Dates set forth in Article 8.1.

12.2

12.2.1 RESERVED

12.2.2

Any delay in the performance of the Work caused by an event which is beyond the reasonable control of the Contractor or its Subcontractors, such as, but not limited to, any civil commotion, invasion, hostilities, sabotage, earthquake, fire, flood, explosion, governmental regulations or controls, labor strikes, work stoppages or slow downs (but excluding any such labor strikes, work stoppages or slow downs occurring at the facilities of the Contractor and/or at any or all of the facilities of the Launch Vehicle Agency, NEC, or COMDEV), freight embargoes, or acts of God, and which delay could not have been avoided by the Contractor or a Subcontractor through the exercise of reasonable foresight or reasonable precautions, and which cannot be circumvented by the Contractor or a Subcontractor through use of its reasonable efforts to establish work-around plans or other means, or delay caused by failure by ORION to meet its responsibilities (including

                            COMMERCIAL-IN-CONFIDENCE


an invalid exercise of its rights under Article 13) under the ORION 2 Contract or exercise by ORION of its rights under Articles 18.5 or 41 shall constitute "Excusable Delay" if notice thereof is given to ORION, in writing, within ten
(10) Business Days after the Contractor shall have first learned of the occurrence of such an event. Such notice shall include a detailed description of the portion of the Work known to be affected by such a delay, as well as details of any work-around plans, alternate sources or other means the Contractor expects to utilize to minimize a delay in performance of the Work. Notice must also be given to ORION in writing when the event constituting an Excusable Delay appears to have ended. Without prejudice to the foregoing, any postponement of the Launch of the ORION 2 Spacecraft which is announced by the Launch Vehicle Agency more than one (1) calendar month prior to the Launch Date shall constitute an event of "Excusable Delay" within the meaning of this Article 12, provided that the maximum total amount of such Excusable Delay shall be twelve
(12) months. Notwithstanding the foregoing, any postponement of the ORION 2 Spacecraft scheduled Delivery Date due to a launch failure within sixty (60) Calendar Days prior to the Launch Date or a Launch postponement due to bad weather or a launch vehicle accident occurring proximate to the Launch Date shall constitute an event of "Excusable Delay" within the meaning of this
Article 12 if notice thereof is given to ORION, in writing as soon as practicable but in no event later than seven (7) Calendar Days after the Contractor shall have first learned of the occurrence of such an event, provided, however, that the maximum total amount of such Excusable Delay shall be twelve (12) months.

The Contractor shall be entitled to such extensions of time as are reasonable for the Excusable Delay. In the event ORION disputes the Excusable Delay, ORION must inform the Contractor in writing within ten (10) Business Days from the date of receipt of written notice of the event constituting an Excusable Delay and, if the Parties have not resolved the dispute within the ten (10) Business Days of the Contractor's receipt of written notice from ORION, the dispute shall be resolved pursuant to Article 30. Without prejudice to the foregoing, if any Excusable Delays other than Excusable Delays resulting from ORION's failure to meet its responsibilities (including an invalid exercise of its rights under
Article 13) under the Orion 2  Contract,  or its  exercise  of its rights  under
Article 41 or resulting from Article 18.5, exist for a cumulative period of time exceeding eighteen (18) calendar months, the Contractor agrees to pay to ORION, as liquidated damages and not as a penalty, such reasonable interest costs as ORION actually incurs in relation to any debt financing of the ORION 2 Spacecraft directly as a consequence of such Excusable Delay. The Contractor's liability to pay such interest costs to ORION shall be calculated as, and shall be limited to, the amount of such interest costs incurred by ORION between (i) the first (1st) Calendar Day of the nineteenth (19th) calendar month of such Excusable Delay and (ii) the last Calendar Day of such Excusable Delay or the date of termination of the ORION 2 Contract, whichever is the earlier. ORION shall be required to provide reasonable evidence to the Contractor of it having reasonably incurred such interest costs.

                            COMMERCIAL-IN-CONFIDENCE


12.3

Any extension of time granted under this Article shall be formalized by the execution of an Amendment to the ORION 2 Contract wherein adjustments shall be recorded with respect to the new Delivery Dates for the Deliverable Items set forth in Article 8, the dates set forth in Article 6.1.1(e)(ii), (iii) and (iv),
Article 6.1.2, and Article 41 and the delivery dates set forth in Article 19.1 and modifications made as appropriate to the Advance Funding schedule of payments set forth in Article 19.2 and the Part 1(B) Milestone Payment Schedule, and Progress Payment Schedule, and Termination Liability Amounts Schedule. The Contractor acknowledges and understands that the occurrence of an Excusable Delay shall not entitle the Contractor to an increase in the Contract Price, unless the Excusable Delay is caused directly by ORION's failure to meet its responsibilities under the ORION 2 Contract or by exercise by ORION of its rights under Article 41 or resulting from Article 18.5, in which event there shall be an equitable adjustment to the Contract Price.

13.  CORRECTION OF DEFECTS

13.1

ORION shall notify the Contractor in writing when it believes any Defect exists in the ORION 2 Spacecraft, the services or the Data and Documentation. The Contractor may from time to time advise ORION in writing that it disagrees with ORION or ORION's Consultant as to the existence or nature of a Defect. In such event, the Parties shall negotiate in good faith to determine what Defect exists, if any, and any action required to remedy such Defect.

13.2

Without limiting the obligations of the Contractor or the rights of ORION under the provisions of the ORION 2 Contract, prior to Launch of the ORION 2 Spacecraft the Contractor shall, at its expense, use its best efforts to promptly correct any Defect related to the ORION 2 Spacecraft which it or ORION discovers during the course of the Work, and notwithstanding that a payment may have been made in respect thereof, and regardless of prior reviews, inspections, approvals or acceptances. This provision is subject to the right of the Contractor to have any items containing a Defect returned at the Contractor's expense to the Contractor's facility for the Contractor to verify the non-conformance and to correct the Defect. All transportation costs such as packaging, shipping and insurance, shall be paid by the Contractor, except that if it is reasonably determined after investigation that ORION or its Consultants directly caused the Defects in question, or that the item is in conformance with applicable specifications and requirements, ORION will reimburse the Contractor for the above-described costs and will pay all costs associated with the shipment to and from the Contractor's facility. If the Contractor fails to so correct such Defects within a reasonable time after notification from ORION and after the Parties have followed the provisions of Article 13.1 above (including agreement on the existence of such Defect), ORION may, by separate contract or otherwise, correct or replace such items or

                            COMMERCIAL-IN-CONFIDENCE


services, and, unless it is reasonably determined after investigation that ORION directly caused the Defect in question, or that the item or service is in conformance with applicable specifications or requirements, the Contractor shall pay to ORION the reasonable cost of such correction or replacement. The amount payable by the Contractor shall be verified at the Contractor's request by an internationally recognized firm of accountants appointed by the Contractor, such appointment to be approved by ORION and such approval not to be unreasonably withheld or delayed. The costs of such verification shall be paid by the Contractor and shall be without prejudice to the right of either Party to seek arbitration under Article 30. The report of such accountants may be used by either Party in any arbitration proceeding but shall not be binding upon the arbitrators. In such event, the Contractor, if required by ORION, but pursuant to the arrangement set forth in this Article 13.2, shall promptly repay such portion of the Contract Price as is equitable in the circumstances. The amount paid to ORION to correct such Defect may be offset against any payments due to the Contractor by ORION under this ORION 2 Contract.

13.3

Without limiting the obligations of the Contractor or the rights of ORION under other provisions of the ORION 2 Contract, if the data available from the Launched ORION 2 Spacecraft or from other spacecraft of a similar class which is being built by the Contractor shows that the ORION 2 Spacecraft contains a Defect, the Contractor shall inform ORION of such Defect and shall, promptly upon the request of ORION, use its best efforts to take appropriate corrective measures with respect to the Replacement Satellite, if any, which has not been Launched so as to satisfactorily eliminate from such Replacement Satellite such Defects. The Contractor shall fulfill the foregoing obligations at its own cost and expense, including all costs arising from charges for shipping, insurance, taxes and other matters associated with the corrective measures. If the Contractor fails to take such corrective measures with respect to such Replacement Satellite which has not been Launched, within a reasonable time, ORION may have any or all such Defects corrected through other means, in which event the Contractor shall make such Replacement Satellite which has not been Launched and its component parts thereof available as required and shall pay, subject to the verification procedures set forth in Article 13.2, all reasonable costs of such corrective measures.

In the event ORION makes such corrections, ORION may offset the amount paid to have the Defects corrected against any payments due the Contractor by ORION under this ORION 2 Contract.

13.4

Without limiting the obligations of the Contractor or the rights of ORION under other provisions of the ORION 2 Contract, if the data available from another spacecraft of a similar class that is being built or has been launched by Contractor shows that the ORION 2 Spacecraft contains a Defect, the Contractor shall inform ORION of such Defect and shall, promptly upon the request of ORION, use its best efforts prior to Launch to take appropriate corrective measures with respect to the ORION 2 Spacecraft so as to satisfactorily eliminate such Defect from the ORION

                            COMMERCIAL-IN-CONFIDENCE


2 Spacecraft. The Contractor shall fulfill the foregoing obligations at its own cost and expense, including all costs arising from charges for shipping, insurance, taxes, and other matters associated with the corrective measures. If the Contractor fails to take such corrective measures with respect to the ORION 2 Spacecraft within a reasonable time after request from ORION, ORION may by separate contract or otherwise, have all such Defects corrected and the Contractor shall pay, subject to the verification procedures set forth in
Article 13.2, all reasonable costs of such corrective measures.

In the event ORION makes such corrections, ORION may offset the amount paid to have the Defects corrected against any payments due the Contractor from ORION under this ORION 2 Contract.

13.5

Subject to Article 12, the Contractor acknowledges and agrees that it shall not be entitled to payment for any additional costs incurred as a consequence of any Defect. In addition to ORION's rights under Article 21, if correction of any Defect causes a delay in the Delivery of the ORION 2 Spacecraft, despite the best efforts of the Contractor to correct the Defect, the provisions of Article
11.2 and Article 12, relating to liquidated damages, shall apply, as appropriate in addition to the remedies in this Article 13.

13.6

After notification of a Defect to the Contractor, the Parties may jointly elect in writing, pursuant to Article 27, not to require correction or replacement of such items or services or to waive the Defects noted for the Replacement Satellite, if any, which has not been Launched. In such event the Contractor, if required by ORION but pursuant to the arrangements set forth in Article 13.2, shall repay such portion of the Contract Price as is equitable in the circumstances.

13.7

Subject to the provisions of any applicable law, the Contractor agrees to enforce any manufacturer's warranty given to it in connection with any Work to be provided under the ORION 2 Contract and the Contractor shall assign to ORION warranty protection or pledge to ORION any proceeds therefrom in respect of that Work and other items as are given to the Contractor by the manufacturers or service providers.

13.8

Notwithstanding any other provision of the ORION 2 Contract, the Contractor shall advise ORION immediately by telephone and confirm in writing any event, circumstance or development which materially threatens the quality of the ORION 2 Spacecraft or component part thereof as well as any services or Data and Documentation to be provided hereunder or the Delivery Dates established.

                            COMMERCIAL-IN-CONFIDENCE

13.9

For any Defect which does not adversely affect the form, fit, useful life, reliability or function (i.e., operational performance) of a Transponder, the Contractor and ORION agree to negotiate a reasonable resolution, subject to approval by any Financing Entity, which may not require repair of the Defect, but which may require reasonable compensation to ORION. If the Parties are unable to reach an agreed resolution within five (5) Business Days of ORION receiving notice of the Defect from the Contractor ("Notice Date"), the Contractor shall have the right to elevate the negotiations to Contractor's Senior Executive and to ORION's Senior Executive. Any resolution reached by ORION's Senior Executive and Contractor's Senior Executive may be subject to approval by the Financing Entities. In the event the Parties are unable to reach an agreed resolution or achieve approval of any Financing Entity within fifteen
(15) Business Days of the Notice Date, ORION shall thereafter be able to exercise all of its rights under this Article 13.

14. DISCLAIMER OF WARRANTIES, LIMITATIONS OF LIABILITY AND INTER-PARTY WAIVER OF LIABILITY

14.1

EXCEPT AS SPECIFICALLY PROVIDED IN THE ORION 2 CONTRACT, THE CONTRACTOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE ORION 2 CONTRACT OR THE PERFORMANCE OF THE CONTRACTOR HEREUNDER OR THE EQUIPMENT OR WORK FURNISHED HEREUNDER, WHETHER ARISING UNDER LAW OR AT EQUITY. ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS IS EXCLUDED, THE EXPRESS WARRANTIES OF THE CONTRACTOR CONTAINED IN THE ORION 2 CONTRACT BEING EXCLUSIVE.

14.2

EXCEPT AS OTHERWISE PROVIDED IN THE ORION 2 CONTRACT, IN NO EVENT SHALL EITHER PARTY OR A PARTY'S AFFILIATES AND ITS AND THEIR SUBCONTRACTORS AND ITS AND THEIR OFFICERS, EMPLOYEES AND AGENTS, BE LIABLE, IN CONTRACT, IN TORT, OR OTHERWISE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE ARISING AT ANY TIME OR FROM ANY CAUSE WHATSOEVER, INCLUDING SPECIFICALLY BUT WITHOUT LIMITATION, LOSS OF PROFITS OR REVENUE, LOSS OF FULL OR PARTIAL USE OF ANY EQUIPMENT, LOSSES BY REASON OF OPERATION OF ANY DELIVERABLE ITEM AT LESS THAN CAPACITY, DELAYS, COST OF REPLACEMENTS, COST OF CAPITAL, LOSS OF GOODWILL, CLAIMS OF CUSTOMERS, OR OTHER SUCH DAMAGES.

14.3

THE TOTAL LIABILITY OF EITHER PARTY TO THE OTHER WITH RESPECT TO ALL CLAIMS OF ANY KIND, INCLUDING WITHOUT LIMITATION LIQUIDATED DAMAGES, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, STRICT LIABILITY OR OTHERWISE, AND WHETHER ARISING BEFORE OR AFTER DELIVERY OF ANY DELIVERABLE ITEM, FOR ANY LOSS FROM THE ORION 2 CONTRACT, OR FROM THE PERFORMANCE OR BREACH THEREOF, SHALL BE LIMITED TO THE REMEDIES SET FORTH IN THE ORION 2 CONTRACT AND SHALL IN NO EVENT EXCEED THE CONTRACT PRICE TOTAL.

                            COMMERCIAL-IN-CONFIDENCE


14.4

14.4.1

All operations at the launch site pursuant to this Agreement will be subject to a no-fault, no-subrogation inter-party waiver of liability under terms substantially similar to those set forth in Article 15.2 of the Launch Agreement attached hereto as Annex B. Prior to commencement of Launch Services, the Contractor will provide ORION with evidence reasonably satisfactory to ORION that each other entity ("Other Users") concurrently conducting operations at such launch site, including the Launch Vehicle Agency, has agreed to such inter-party waiver of liability.

14.4.2

If either Party contracts or subcontracts with a third party to provide services that necessitate the Contractor's or Subcontractor's presence on the launch site, then such Party will also ensure that such third party agrees to a no-fault, no-subrogation inter-party waiver of liability and indemnity for damages it sustains, identical to the Parties' respective undertakings under this Article 14.4 and Annex B.

14.4.3

In the event that either ORION or the Contractor fails to obtain the aforesaid inter-party waiver of liability and indemnity from their respective contractors or subcontractors, then such Party shall indemnify and hold the other Party, the Other Users of launch services and their respective contractors and subcontractors harmless from claims brought by such Party's subcontractors with respect to matters that otherwise would have been covered by the inter-party waiver of liability.

14.4.4

Notwithstanding  any other term or  provision  contained in the  Contract,  this
Article 14.4 shall survive the completion or termination of this ORION 2 Contract in any manner whatsoever.

14.4.5

The Parties will take such further actions as may be required to implement the provisions of this Article 14.4, including the execution of such agreements and waivers as are customarily used with respect to operations at the launch site and are consistent with the provisions of this Article 14.4.

15.  ORION 2 SPACECRAFT IN-ORBIT PERFORMANCE WARRANTY

15.1     Total Amount at Risk

The Total Amount at Risk shall be placed at risk by the Contractor against failure by the ORION 2 Spacecraft's Transponders to meet the criteria for Satisfactorily Operating Primary

                            COMMERCIAL-IN-CONFIDENCE


Transponders as set forth in Article 15.3.1. The Total Amount at Risk shall be adjusted pro rata should the Contract Price be modified pursuant to Article 5.2 or otherwise modified by an Amendment to the ORION 2 Contract.

15.2     In-Orbit Performance Warranty

15.2.1

The Contractor warrants that the ORION 2 Spacecraft will provide thirty (30) Satisfactorily Operating Primary Transponders at and after its Final Acceptance pursuant to Article 9 hereof for a period of five (5) years commencing upon the date of its Final Acceptance (the "In-Orbit Performance Warranty Period"). To the extent that the ORION 2 Spacecraft fails to provide said capability, the Contractor shall pay ORION as damages liquidated in their amounts and not as a penalty, an amount which shall be calculated as specified below up to the Total Amount at Risk.

15.2.2

Upon Final Acceptance, as defined in Article 9 hereof, the Total Amount at Risk shall be earned and retained by the Contractor in the manner and to the extent provided hereunder:

(a) The Initial Incentive Amount and the Monthly Amounts shall be adjusted pro rata should the Contract Price be modified pursuant to Article 5.2 or otherwise modified following the agreement between the Parties of an Amendment to the ORION 2 Contract pursuant to Article 27 hereof.

(b) The Initial Incentive Amount shall be earned and retained by the Contractor if, and only if, at Final Acceptance, the ORION 2 Spacecraft has _________ Satisfactorily Operating Primary Transponders and a propellant lifetime as calculated in accordance with Part 3(D) of at least the Maneuver Lifetime less than one (1) year . Contractor shall not be liable for damages under this Article 15.2.2(b) where its failure to meet such propellant lifetime requirement is due to a malfunction of the Launch Vehicle operation or where its failure to meet the thirty (30) Satisfactorily Operating Transponder requirement is due to the Launch environment exceeding the ORION 2 Spacecraft on-ground test requirements as specified in Part 3(C).

(c) The Monthly Amount corresponding and assigned to each calendar month of operation during the In-Orbit Performance Warranty Period shall be earned and retained by the Contractor according to the number of Satisfactorily Operating Primary Transponders which the ORION 2 Spacecraft has, as provided in Table 15.2 hereof. Contractor shall not be liable for damages under this Article 15.2.2(c) to the extent of the number of Transponders ("Launch-Damaged Transponders") that, at Final Acceptance, are not Satisfactorily Operating Transponders due to the Launch environment exceeding the ORION 2 Spacecraft on-ground test requirements as specified in Part 3(C); in such case, Table 15.2 shall be adjusted by decreasing the number of Satisfactorily Operating

                            COMMERCIAL-IN-CONFIDENCE


         Transponders required to earn each specified proportion of the Monthly Amount by the number of Launch-Damaged Transponders.

                                   TABLE 15.2

         Number of Satisfactorily Operating             Proportion of Monthly Amount Earned (%)
                Primary Transponders
---------------------------------------------------------------------------------------------------------
                                                                         100.00
                                                                         93.33
                                                                         86.67
                                                                         80.00
                                                                         73.33
                                                                         66.67
                                                                         60.02
                                                                         53.33
                                                                         46.67
                                                                         40.00
                                                                         33.33
                                                                         26.67
                                                                         20.00
                                                                         13.33
                                                                          6.67
                                                                           0
---------------------------------------------------------------------------------------------------------


(d) In the event that the Initial Incentive Amount shall not have been earned by the Contractor, as specified in subparagraph (b) above, or any of the Monthly Amounts are not earned by the Contractor during the relevant time period, as specified in subparagraph (c) above, those amounts (as appropriate) shall be repaid by the Contractor to ORION. Payment shall be due thirty (30) Calendar Days after the date of receipt by the Contractor of a telefaxed invoice (which shall be followed by the airmailed original plus one copy) from ORION; interest shall be paid (at the rate specified in Article 43) on any amounts not paid when due. Invoices shall be accompanied by sufficient data to support ORION's claim. ORION may offset any such payments not made by the Contractor against any outstanding balance due under the ORION 2 Contract. The Contractor shall be deemed to have accepted the invoice ten (10) Business Days after receipt of the invoice unless, within such time period, it notifies ORION of a dispute. The Contractor shall pay any undisputed part of an invoice.

15.3 Satisfactorily Operating Primary Transponder

15.3.1

If a Primary Transponder does not satisfy the requirements of a Satisfactorily Operating Primary Transponder, but ORION nevertheless elects to use such Primary Transponder for Revenue-earning purposes, then, where the Revenue (or equivalent consideration) received by ORION for such Primary Transponder in any one calendar monthly period is less than the Monthly Amount

                            COMMERCIAL-IN-CONFIDENCE

at Risk for such Primary Transponder, the Contractor shall, in the succeeding month, pay the difference between the said Monthly Amount at Risk for such Primary Transponder and ORION's actual monthly Transponder Revenue for such calendar monthly period. In no event shall any one monthly payment by the Contractor under this Article 15.3.1 exceed the Monthly Amount at Risk for such Primary Transponder. In the event that a Primary Transponder is determined not to be a Satisfactorily Operating Primary Transponder but is later used for Revenue-earning purposes, ORION agrees to advise the Contractor within seven (7) Business Days after commencing such use.

15.3.2

For the purposes of this Article, in determining whether a Primary Transponder is a Satisfactorily Operating Primary Transponder no account shall be taken of any period of unavailability:

(a) attributable to ORION 2 Spacecraft maintenance activities, station keeping maneuvers, payload reconfiguration for business purposes or station change maneuvers; or

(b)      less than one one-hundredth percent (0.01%) outage per month; or

(c) attributable to communications link fading due to external causes, including but not limited to weather; or

(d) arising directly or indirectly as a consequence of any negligent act or omission of ORION or any of its agents, assignees, Consultants, employees, or customers; or

(e)      attributable to earth station sun blinding.

15.4

15.4.1

All measurements, computations and analyses, for the purpose of determining whether a Primary Transponder is a Satisfactorily Operating Primary Transponder shall be performed by ORION or its Consultants, provided that the Contractor may, at its expense, assist in determining the nature of anomalies and corrective measures. The Contractor shall for this purpose be given access to any data collected by ORION.

15.4.2

If ORION desires, following Final Acceptance, to make any changes to the ORION 2 Spacecraft's in-orbit procedures, ORION shall notify the Contractor in writing of same and the Contractor shall have the right to approve such proposed changes. The Contractor shall not unreasonably withhold such approval and shall work with ORION in good faith to evaluate the proposed changes within a reasonable time period. Notwithstanding Article 27.3 hereof, if the Contractor reasonably concludes that in determining whether to approve the proposed changes to the said in-orbit procedures it will incur a cost in excess of Five Thousand Dollars ($5,000), the

                            COMMERCIAL-IN-CONFIDENCE

Contractor shall promptly inform ORION within fifteen (15) Calendar Days as to the estimated cost and a reasonable time for completion. If ORION requests the Contractor to make such determination, the Contractor shall immediately commence work and shall be entitled to claim and shall be paid by ORION all such reasonable costs plus a profit of ten percent (10%). In addition, if ORION proceeds with a change in the in-orbit procedures without Contractor's approval or the Contractor reasonably considers that a proposed change after approval would adversely affect the ORION 2 Spacecraft's operational ability, characteristics, lifetime, propellant, power or station keeping abilities, the Parties shall enter good faith negotiations to determine what equitable consideration in lieu of potential or actual lost In-Orbit Performance Warranty payments shall be provided to the Contractor.

15.5

Therights and remedies under this Article are exclusive for the failure of the ORION 2 Spacecraft and/or its Primary Transponders after Final Acceptance to meet the criteria for a Satisfactorily Operating Primary Transponder and in substitution of any other rights and remedies ORION has under the ORION 2 Contract or otherwise at law as a result of such failure.

16.  SUBCONTRACTS

16.1

The Contractor has represented that in the performance of the Work required by the ORION 2 Contract, it will be necessary for the Contractor or its Subcontractors to enter into the following Major Subcontracts. The Contractor shall select the Major Subcontractors and ORION shall be provided with copies of the technical content of all Major Subcontracts and with a copy of the full Launch Agreement promptly upon execution thereof. Initially, the Major Subcontractors are as provided below:

                            COMMERCIAL-IN-CONFIDENCE

--------------------------------------------------------------------------------
Name of Major             Location                     Description of Work
Subcontractor
--------------------------------------------------------------------------------
Lockheed Martin           USA                          Launch Vehicle
NEC                       Japan                        KU Band Transponders
COMDEV                    Canada                       Multiplexers, Switching
__________*               __________                   Antennas
Fokker                    Netherlands                  Solar Array
__________*               __________                   Propellant Tank
__________*               __________                   Battery
__________*               __________                   Apogee Kick Motor



*Contractor shall comply
with Article 16.2 in selection
of these Major Subcontractors
--------------------------------------------------------------------------------


16.2

In the event that the Contractor or a Subcontractor selects or has a necessity to terminate any Major Subcontract or substitute Subcontractors on any Major Subcontract, the Contractor shall consult with ORION and discuss any and all such actions prior to implementation. Subject to Article 16.3, ORION shall have no right of prior approval of Contractor's actions.

16.3

In the event that the Contractor has a necessity to terminate or substitute Lockheed Martin, or NEC or COMDEV, Limited the Contractor shall first consult with and obtain the approval of ORION. If ORION does not approve such actions and the Contractor deems such actions to be necessary to meet its performance obligations under the ORION 2 Contract, then the Contractor may take such action without ORION's approval.

16.4

In the event that the Contractor or a Subcontractor which has been awarded a Major Subcontract has reason to waive, or to agree to, a deviation in any of the technical requirements of any Major Subcontract which will cause a material impact on the technical parameters of the ORION 2 Spacecraft as set forth in
Part 3(A), such variations shall be handled in accordance with Part 3(B) and shall require a formal Amendment to this ORION 2 Contract pursuant to Article 27.

                            COMMERCIAL-IN-CONFIDENCE

16.5

Nothing in the ORION 2 Contract shall be construed as creating any contractual relationship between ORION and any Subcontractor. The Contractor is fully responsible to ORION for the acts and omissions of Subcontractors and of all persons used by the Contractor or a Subcontractor in connection with the performance of the Work under the ORION 2 Contract. Any failure by a Subcontractor to meet its obligations to the Contractor shall not constitute a basis for Excusable Delay, except as provided in Article 12 hereof, and shall not relieve the Contractor from meeting any of its obligations under the ORION 2 Contract.

17.  INDEMNIFICATION

17.1

The Contractor shall indemnify and hold ORION, its officers, employees, Consultants, and assignees ("ORION Associates") harmless from and against any and all losses, damages, liabilities or demands (including reasonable legal fees) arising out of suits or claims brought by third parties, including the employees and Consultants of ORION, the Contractor, and its Subcontractors, on account of damage to property and injury to persons (including sickness and death), resulting from any act or omission of the Contractor or its Subcontractors in the performance of the Work, or an act or omission of ORION, occurring at any installation of the Contractor or any Subcontractor, and at its expense shall defend any suits or other proceedings brought against said indemnitees, on account thereof, and shall pay all expenses (including reasonable legal fees) and satisfy all judgments which may be incurred by or rendered against them, or any of them, in connection therewith; provided that ORION notifies the Contractor within ten (10) Business Days, in writing, after ORION management has actual notice of any such suit or a written threat of such suit within twenty (20) Business Days of such claim and permits the Contractor to answer the claim or suit and defend the same and gives the Contractor authority and such assistance and information as is available to ORION or the defense of such claim or suit, and provided further that ORION does not by an act (including any admission or acknowledgment or omission) prejudice such defense. Any such assistance or information which is furnished by ORION at the written request of the Contractor is to be at the Contractor's expense. With regard to suits or claims brought by or on behalf of employees or Consultants of ORION, Contractor's indemnification obligations shall be limited to the amount of insurance required to be maintained by Contractor under Article 18. Notwithstanding the foregoing, in no event shall the Contractor have any indemnification liability regarding any claims or suits of any ORION customers.

17.2

ORION shall have a reciprocal obligation to indemnify the Contractor to the extent described in Article 17.1, except that such obligation shall not apply with respect to claims for acts or omissions of ORION or its Consultants occurring at any installation of the Contractor or any Subcontractor.

                            COMMERCIAL-IN-CONFIDENCE

17.3

If the Contractor insures against any loss or damage which the Contractor may suffer in respect of which the Contractor is required to indemnify ORION or an ORION Associate pursuant to Article 17.1, it shall be a condition that the Contractor arrange for the insurer to waive its right of subrogation against ORION and every ORION Associate. ORION shall be entitled to require proof from time to time that the Contractor has complied with its obligations under this Article. In the event that the Contractor does not comply with such obligations, the indemnity referred to in Article 17.1 shall extend to any claim which may be made by an insurer pursuant to an alleged right of subrogation.

17.4

In respect to every insurance referred to in Article 18, the Contractor shall provide documentary evidence (which may be the insurance policies themselves) that ORION's insurable interest has been noted by the Contractor's insurers.

17.5

Without prejudice to ORION's rights under Article 26, ORION shall hold the Contractor harmless from and against any suit or claims which may arise in connection with the use, operation, performance, nonperformance, failure or degradation of the ORION 2 Spacecraft after Final Acceptance or for other Deliverable Items after Delivery, provided that the Contractor notifies ORION within ten (10) Business Days in writing after it receives notice of any such suit or within twenty (20) Business Days of such claim and permits ORION to answer the claim or suit and defend the same and gives ORION authority and such assistance and information as is available to the Contractor for the defense of such claim or suit, and provided further that the Contractor does not by an act (including any admission or acknowledgment or omission) prejudice such defense. Any such assistance or information which is furnished by the Contractor at the written request of ORION is to be at ORION's expense. The foregoing shall not be deemed to release the Contractor from any of its obligations under Articles 9, 15 and 26 hereof.

18.  INSURANCE

18.1 Insurance of the Work

18.1.1

Before the Contractor commences the Work, the Contractor shall have an insurance policy covering the ORION 2 Spacecraft and all component parts thereof and all materials of whatever nature used or to be used in completing the Work (collectively, the "Loss Items") against all risks, loss or damage prior to Intentional

                            COMMERCIAL-IN-CONFIDENCE


Ignition (including coverage against damage or loss caused by earth movement, flood, boiler, turbine and machinery accidents) subject to normal "All Risks Policy" exclusions. ORION and any Financing Entity shall be named as loss payee, but only in relation to all risks, loss or damage to the Loss Items. ORION, and each Financing Entity, if any, shall be named insured on any such policy in relation to all risks, loss or damage to the Loss Items. The details of the insurer and the relevant extracts of the policy shall be submitted to ORION.

18.1.2

All items shall be insured for a sum not less than their replacement value or their price under the ORION 2 Contract, whichever is the greater. Such insurance coverage shall be maintained by the Contractor up to the point ofIntentional Ignition of the ORION 2 Spacecraft ordered by ORION pursuant to the ORION 2 Contract and shall provide (1) coverage for removal of debris, and insuring the structures, machines, equipment, facilities, fixtures and other properties constituting a part of the project, (2) transit coverage, including ocean marine coverage (unless insured by the supplier), and (3) off-site coverage covering any key equipment, and (4) off-site coverage covering any property or equipment not stored on the construction sites. The deductible for all such insurance shall not exceed Two Hundred Fifty Thousand Dollars ($250,000).

18.1.3

The insurance of the Work as required by this Article 18, whether effected by the Contractor or ORION, shall not limit, bar or otherwise affect the liability and obligation of the Contractor to complete the Work and Deliver the Deliverable Items in accordance with the ORION 2 Contract. The Contractor's insurers shall waive all rights of subrogation against ORION save those for which ORION indemnifies the Contractor pursuant to Article 17.2 hereof.

18.1.4

The Contractor agrees to assign to any Financing Entity the proceeds of the Contractor's "All Risks Policy" with regard to any damage incurred on the ORION 2 Spacecraft where such damage would result in an Excusable Delay which, together with previous Excusable Delays resulting from damage covered by the Contractor's "All Risks Policy," would be greater than one hundred eighty (180) Calendar Days.

18.2 Public Liability Insurance

18.2.1

Before the Contractor commences the Work, the Contractor shall have a Public Liability Policy of insurance. The policy shall cover the Contractor and all Subcontractors employed from time to time in relation to the Work and performance of the ORION 2 Contract for their respective rights and interests and cover their liabilities to third parties.

                            COMMERCIAL-IN-CONFIDENCE


18.2.2

The Contractor's insurers shall waive all rights of subrogation against ORION save those for which ORION indemnifies the Contractor pursuant to Article 17.2 hereof.

18.2.3

The Public Liability Policy of insurance shall be for an amount not less than One Hundred Million Dollars ($100,000,000) in respect of any one occurrence and shall be effected with reputable insurers. The policy shall be maintained until all Work pursuant to the ORION 2 Contract, including remedial work, is Delivered. Such insurance shall not contain any exclusion which denies coverage for third party injuries to persons or damage to property of others arising out of preparation of maps, plans, designs, specifications or the performance of inspection services or out of any other services to be performed by the Contractor under the ORION 2 Contract.

18.2.4

ORION and the Financing Entity, if any, shall be named as named insured on such Public Liability insurance policy.

18.3 Insurance of Employees

18.3.1

Before commencing the Work, the Contractor shall insure against liability for death or injury to persons employed by the Contractor, including liability imposed by statute and at common law. The insurance coverage shall be for an amount in the greater of (i) Ten Million Dollars ($10,000,000) or (ii) as required by law, and shall be maintained until all Work pursuant to the ORION 2 Contract, including remedial work, is Delivered. The Contractor shall ensure that all Subcontracts contain a similar provision.

                            COMMERCIAL-IN-CONFIDENCE


18.3.2

The Contractor's insurers shall waive all rights of subrogation against ORION save those for which ORION indemnifies the Contractor pursuant to Article 17.2 hereof.

18.4     Comprehensive Automobile Liability

18.4.1

Before commencing the Work, the Contractor shall self-insure or Contractor shall insure against liability for claims of personal injury (including bodily injury and death) and property damage covering all owned, leased, non-owned and hired vehicles used at any of the Contractor's facilities in the performance of the Contractor's obligations under the ORION 2 Contract in an insurance amount not less than Five Million Dollars ($5,000,000) per occurrence for combined bodily injury and property damage.

18.4.2

The Contractor's insurers shall waive all rights of subrogation against ORION save those for which ORION indemnifies the Contractor pursuant to Article 17.2 hereof.

18.5 Launch Insurance

ORION shall have the responsibility to procure Launch Insurance. Failure to secure a binder for Launch Insurance by sixty (60) days before the Launch Date shall be deemed an Excusable Delay, which Excusable Delay shall extend from the sixtieth (60th) day before the Launch Date until the date such insurance is so secured and written verification thereof is provided to the Contractor.

18.6 Inspection and Provisions of Insurance Policies

18.6.1

Before the Contractor commences the Work, and whenever requested in writing by ORION, the Contractor shall produce evidence that the insurance required by Articles 18.1, 18.2, 18.3 and 18.4 has been effected or is being maintained. Contractor shall provide ORION with copies of all required insurance policies and shall provide ORION with written notice no later than thirty (30) Calendar Days before the expiration date of each such policy.

18.6.2

If, after being requested in writing by ORION to do so, the Contractor fails to produce evidence of compliance with the insurance obligations within fourteen
(14)  Calendar  Days,  ORION may

                            COMMERCIAL-IN-CONFIDENCE


effect and maintain the insurance and pay the premiums. The amount paid shall be a debt due from Contractor to ORION and may be offset against any payments due the Contractor by ORION.

18.6.3

The Contractor shall, as soon as practicable, inform ORION in writing of any occurrence that may give rise to a claim under a policy of insurance required by Articles 18.1, 18.2, 18.3, 18.4 or 18.5 and shall keep ORION informed of subsequent developments concerning the claim. The Contractor shall ensure that Subcontractors similarly inform ORION of any such occurrences through the Contractor. Each Party shall provide to the other Party any information which may reasonably be required to prepare and present an insurance claim.


19.  REPLACEMENT SATELLITE

19.1

The Contractor agrees to provide an additional satellite ("Replacement Satellite") delivered in-orbit no later than twenty-one and one quarter (21.25) months after receipt of an order from ORION (but in no case earlier than thirty-four and one quarter (34.25) months after NPD). Orion may place such order at any time during the performance of the ORION 2 Contract but in no event earlier than seven (7) months after receipt by the Contractor of the applicable Total Advance Funding in Article 19.2 or later than sixty (60) Calendar Days after the ORION 2 Spacecraft is determined to be a Constructive Total Loss (should that event occur). The in-orbit delivery dates shall be conditioned on ORION having ordered and simultaneously paid for the Long-Lead Items (and associated work) set forth in Article 19.2 by the dates set forth therein.

                            COMMERCIAL-IN-CONFIDENCE
19.2

The Contractor agrees to deliver the Replacement Satellite on the schedule set forth in Article 19.1 provided ORION makes the following Advance Funding payments for Long-Lead Items on the schedule set forth below:

Fixed Charge at NPD -- _____________________________________________________

Replacement Satellite                                  Total Advance Funding
Order Period                  Variable Charge       (Fixed and Variable Charges)
------------                  ---------------       ----------------------------

ORION 2 NPD
ORION 2 NPD + 6  months
ORION 2 NPD + 12 months
ORION 2 NPD + 18 months
ORION 2 NPD + 21 months

19.3

The Contractor shall furnish the Replacement Satellite in accordance with the provisions of the documents which constitute the ORION 2 Contract, with the dates therein adjusted (if necessary) for the later timeframe of the Replacement Satellite, and with the spacecraft test program revised as follows:

     o  Deletion of Sine  Vibration Test (except Test in the thrust-axis)
     o  Deletion of EMC Test (however, the ESD Test is to be performed)
     o  Deletion of Separation Shock Test
     o  Rescheduling of adapter fit/fail check to Launch Site
     o  Reduction  of  Thermal  Vacuum  Test to one balance  phase only
     o  Reduction in  levels/durations from "Protoflight" to "Flight Acceptance"

19.4

The firm fixed price for the Replacement Satellite ("Replacement Satellite Price"), assuming an order had been placed by ORION on or before 1 October 1996, is as follows:

(a)      In U.S. Dollars --The firm fixed price is  ____________________________
         _________________________________________________________________, or

(b)      The sum of the following currency amounts:

                    US$
                    GB
                    Yen
                    D Fl
                    Fr F
                    DM

After 1 October 1996, upon request of ORION, Contractor shall provide ORION with a firm fixed price in U.S. dollars for the Replacement Satellite at least ten
(10) Calendar Days prior to the time of order of the Replacement Satellite, which firm

                            COMMERCIAL-IN-CONFIDENCE

fixed price shall exceed the firm fixed price set forth in (a) above only to the extent of currency fluctuations subsequent to 1 October 1996; in any event, the
price        in        U.S.        dollars        shall        not        exceed
________________________________________________________________________________
_________________________________ excluding the inflation adjustment described in the second succeeding paragraph.

At the time of order of the Replacement Satellite, ORION shall advise the Contractor which of the above pricing approaches (U.S. dollars or sum of currencies) it selects.

Where ORION orders the Replacement Satellite afterE1 October 1996, the prices set forth in this Article 19.4 shall be increased by a monthly inflation factor of one-third of one percent (0.33%) from October 1996 to the month in which ORION places the Replacement Satellite Order.

The Replacement Satellite Price set forth in this Article 19.4 shall be reduced by the amount of any Advance Funding payments made by ORION under Article 19.2 hereof.

The Replacement Satellite Payment Plan and Termination Schedule shall be negotiated between the Parties prior to ORION ordering the Replacement Satellite; the Payment Plan shall match Contractor's actual expenditure profile so as to avoid prepayments and financing costs.

Selection of the launch vehicle and launch services contractor will be made by ORION (with the concurrence of Contractor) in sufficient time to permit Replacement Satellite delivery on the schedule set forth in Article 19.1. The prices for both such items will be identified and agreed as a part of such process.

ORION shall provide for launch insurance for the Replacement Satellite.

Except as otherwise required by the terms of this Article 19, contract terms for the Replacement Satellite will be identical to the ORION 2 Contract, with risk elements (e.g., liquidated damages for late delivery and warranty payback incentives) adjusted to the change in price from the ORION 2 Spacecraft so as to represent the same percentage risk.


19.5

Where the Advance Funding for the Replacement Satellite has been paid by ORION, but ORION fails to order the Replacement Satellite by the time required in this
Article 19, the option for the Replacement Satellite shall no longer be effective and Contractor shall deliver to ORION, within thirty (30) Calendar Days of the

                            COMMERCIAL-IN-CONFIDENCE

expiration date of the option, the Long-Lead Items set forth in Part 4, said Long-Lead items to be mutually agreed to by the Parties no later than 15 August 1996.

20.  TERMINATION FOR CONVENIENCE


20.1.1

ORION may, by notice in writing, and without giving any reason or showing cause therefor, at any time prior to Launch of the ORION 2 Spacecraft, terminate the ORION 2 Contract with respect to the Work in its entirety and the Contractor shall immediately cease Work accordingly, and shall similarly direct its Subcontractors.

20.1.2

In the event of such termination under this Article, ORION shall be obligated to pay (i) to the Contractor an amount equal to the sum of the Termination Liability Amounts for the ORION 2 Spacecraft and Launch Services as specified in
Part 1(B) corresponding to the month in which termination occurs less the greater of the Advance Payment or the sum of the Milestone Payments actually received by the Contractor, provided that, where such amount is a negative number, the Contractor shall pay such amount promptly to ORION within twenty
(20) Calendar Days; and (ii) to the Launch Vehicle Agency an amount equal to the Termination Liability Amount for the Launch Vehicle as specified in Part 1(B) corresponding to the month in which Termination occurs less any Progress Payment actually received by the Launch Vehicle Agency.

The Contractor shall submit an invoice to ORION within sixty (60) Calendar Days after the termination date which shall specify the amounts due to the Contractor and the Launch Vehicle Agency from ORION pursuant to this Article 20.1.2 and the Contractor and the Launch Vehicle Agency shall immediately be entitled to payment by ORION of such amounts immediately thereafter. Payment by the Financing Entities of such amount to the Contractor and the Launch Vehicle Agency shall relieve ORION from its obligation to make such payments.

20.2

The amount payable by ORION to the Contractor pursuant to Article 20.1 shall constitute a total discharge of ORION's liabilities to the Contractor for termination pursuant to this Article 20.

20.3

If the ORION 2 Contract is terminated as provided in this Article and full payment made in accordance with Articles 20.1, ORION may require the Contractor to transfer to ORION, in the manner and to the extent directed by ORION, title to and possession of any items comprising all or any part of the Work terminated (including, without limitation, all Work-in-progress and all

                            COMMERCIAL-IN-CONFIDENCE


inventories), and the Contractor shall, upon the direction and at the expense of ORION, protect and preserve property in the possession of the Contractor or its Subcontractors in which ORION has an interest and shall facilitate access to and possession by ORION of items comprising all or any part of the Work so terminated.

If ORION so requests or ORION has not taken delivery of property in which it has an interest within sixty (60) Calendar Days after termination, or such longer period as is agreed between the Parties, the Contractor shall make a reasonable, good faith effort to sell such items and to remit any sales proceeds to ORION, less a deduction for costs of disposition reasonably incurred by the Contractor.

21.  REMEDIES FOR DEFAULT

21.1

(a) If, at any time prior to Intentional Ignition in respect of the ORION 2 Spacecraft (but not thereafter), the Contractor has failed to make adequate progress toward the completion of the ORION 2 Spacecraft, including where such failure is due to the ORION 2 Spacecraft or any component being damaged or destroyed where such damage or destruction does not constitute an Excusable Delay, such that the Contractor, due to causes related to the ORION 2 Spacecraft, and regardless of the status of the Launch Vehicle (or associated services provided by the Launch Vehicle Agency), will not be able to Launch the ORION 2 Spacecraft by ninety (90) Calendar Days after the Delivery Date (as such date may have been modified in accordance with the ORION 2 Contract), then ORION shall be entitled to deliver to the Contractor a Demand for correction of the failure within thirty (30) Calendar Days after ORION learns of such failure. Such Demand shall state full details of the failure. Within ten (10) Calendar Days after receipt of the Demand, or such longer time as the Parties agree, the Contractor shall submit to ORION a Correction Plan for achieving Final Acceptance not later than two hundred and seventy (270) Calendar Days after the Delivery Date provided that no Correction Plan shall ever result in a change to a Delivery Date as specified in Article 8, unless the Parties agree in accordance with Article 27. If the Correction Plan does not reasonably correct or offset the effect of the failure so as to demonstrate that Final Acceptance can be achieved not later than two hundred and seventy (270) Calendar Days after the ORION 2 Spacecraft Delivery Date, ORION may reject the Correction Plan within thirty (30) Calendar Days after receipt, in which case the Parties shall negotiate in good faith to develop a Correction Plan which will be satisfactory to both Parties. If ORION does not reject the Correction Plan within thirty (30) Calendar Days after receipt, the ORION 2 Contract shall be deemed modified in accordance with the Correction Plan and the failure shall be deemed cured so long as Contractor complies with the terms of such Correction Plan.

(b) If, in addition to the Contractor's failure to make adequate progress toward completion of the ORION 2 Spacecraft due to the causes set forth in (a) above, the Contractor is

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         experiencing  any delays  other  than  Excusable  Delays  such that the
         Contractor will not be able to Launch the ORION 2 Spacecraft in order to achieve Final Acceptance within three hundred sixty-five (365) Calendar Days after the ORION 2 Spacecraft Delivery Date (as may have been modified in accordance with this ORION 2 Contract), then ORION shall be entitled to deliver to the Contractor a Demand for correction of the failure within thirty (30) Calendar Days after ORION learns of such failure. Such Demand shall state full details of the failure. Within ten (10) Calendar Days after receipt of the Demand, or such longer time as the Parties agree, the Contractor shall submit to ORION a Correction Plan for achieving Final Acceptance not later than three hundred and sixty-five (365) Calendar Days after the ORION 2 Spacecraft Delivery Date provided that no Correction Plan shall ever result in a change to a Delivery Date as specified in Article 8, unless the Parties agree in accordance with Article 27. If the Correction Plan does not reasonably correct or offset the effect of the failure so as to demonstrate that Final Acceptance can be achieved not later than three hundred and sixty-five (365) Calendar Days after the ORION 2 Spacecraft Delivery Date, ORION may reject the Correction Plan within thirty (30) Calendar Days after receipt, in which case the Parties shall negotiate in good faith to develop a Correction Plan which will be satisfactory to both Parties. If ORION does not reject the Correction Plan within thirty (30) Calendar Days after receipt, the ORION 2 Contract shall be deemed modified in accordance with the Correction Plan and the failure shall be deemed cured so long as Contractor complies with the terms of such Correction Plan.

21.2

In the event (i) the Contractor does not submit a Correction Plan to ORION within ten (10) Calendar Days after receipt of a Demand, or (ii) the Parties cannot develop a Correction Plan which reasonably corrects or offsets the effect of the failure, or which otherwise is satisfactory to both Contractor and ORION within twenty (20) Calendar Days after the rejection of the Correction Plan, ORION may, as its sole remedy, elect one of the remedies set forth in Article
21.3 below, and the Contractor shall forthwith notify ORION of completed Work and all Work-in-progress relating to the ORION 2 Spacecraft in respect of which ORION exercises its rights under this Article. ORION shall elect one of the remedies specified in Article 21.3 (i) within forty (40) Calendar Days after the Contractor's receipt of a Demand, if the Contractor fails to submit a Correction Plan, or (ii) within thirty (30) Calendar Days after the deadline for the Parties' joint development of a satisfactory Correction Plan.

21.3 ORION's remedies as referenced in Article 21.2 are as follows:

(a) ORION may terminate the ORION 2 Contract with respect to the ORION 2 Spacecraft and may cause the ORION 2 Spacecraft to be completed by another party, and as total damages (in addition to any applicable liquidated damages for delay levied pursuant to Article 11 and/or
         Article 12 up to the date of termination) may charge the Contractor for any reasonable increased cost incurred in connection therewith in excess of the Contract Price as set forth in Article 5, as adjusted; provided that the Contractor's liability under

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                            COMMERCIAL-IN-CONFIDENCE

         this  paragraph  shall not  exceed the  Contract  Price as set forth in
         Article 5, as adjusted (without regard to any payments made to the Contractor to the date of termination). The amount payable by the Contractor shall be verified at the Contractor's request and expense by an internationally recognized firm of accountants appointed by the Contractor for that purpose subject to approval of ORION, such approval not to be unreasonably withheld or delayed. A demand for any such excess costs must be made within one (1) year after the termination and must be paid within sixty (60) Calendar Days of receipt of such verification. In the event of election by ORION under this paragraph, the Contractor shall complete the Launch Vehicle and Launch Services portion of the ORION 2 Contract (as it may need to be amended as a consequence of ORION's election) and shall be liable for any reasonable additional costs over and above the Contract Price for those Launch Vehicle and Launch Services so affected as set forth in Article 5, as adjusted. The Contractor's right to verification shall be without prejudice to the rights of either Party under Article 30. The report issued by the accountants may be used by either Party during any arbitration proceedings, but the report shall not be binding on the arbitrator(s). By notice in writing received by ORION no later than sixty (60) Calendar Days after receipt of ORION's invoice pursuant to this Article 21.3, the Contractor may dispute the amount of said invoice. In the event that the Contractor does not so notify ORION that it disputes ORION's invoice, the Contractor shall be deemed to have accepted said invoice; or

(b) ORION may terminate the ORION 2 Contract, and in which case the Contractor shall pay ORION (i) all amounts previously paid by ORION to the Contractor and (ii) applicable liquidated damages for delay levied pursuant to Article 11 and/or Article 12 up to the date of termination. Title to the ORION 2 Spacecraft shall vest or remain vested in the Contractor.

21.4

The remedies provided in Article 21.3 are exclusive and in substitution for any other rights and remedies under the ORION 2 Contract or otherwise at law or equity with respect to such defaults. No termination rights shall be available to ORION in respect of the ORION 2 Spacecraft after the same has been Launched.

21.5

If the Contractor refuses or fails to observe or perform any material duty or obligation in the ORION 2 Contract, except those obligations covered in Articles
21.1 through 21.3 and other obligations of the Contractor for which particular remedies are specified elsewhere in the ORION 2 Contract as being exclusive, then ORION shall be entitled to deliver to the Contractor a Demand that it correct the breach within thirty (30) Calendar Days. Such Demand shall state fully the details of the breach. Within ten (10) Calendar Days after receipt of the Demand, or such longer time as the Parties agree, the Contractor shall submit to ORION a formal Correction Plan. If the Correction Plan does not reasonably correct or offset the effect of the breach in a

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                            COMMERCIAL-IN-CONFIDENCE


timely manner, ORION may reject the Correction Plan within thirty (30) Calendar Days after receipt, in which case the Parties shall negotiate in good faith to develop a Correction Plan which will be satisfactory to both Parties. If ORION does not reject the Correction Plan within thirty (30) Calendar Days after receipt, the ORION 2 Contract shall be deemed modified in accordance with the Correction Plan and the breach shall be deemed cured so long as Contractor complies with the terms of such Correction Plan. In the event the Contractor fails to submit a Correction Plan or the Parties cannot develop a Correction Plan which reasonably corrects or offsets the effect of the breach in a timely manner, or which otherwise is satisfactory to both Contractor and ORION within twenty (20) Calendar Days after the Demand, ORION shall be entitled to any remedies available at law or equity, subject to Article 14.2 hereof and pursuant to the provisions of Article 30.

21.6 Contractor's Right to Terminate

21.6.1

(a) The Contractor shall be entitled to terminate the ORION 2 Contract in whole or, where severable, in part, if Contractor gives written notice to ORION of the following event and (except as provided in Article 6.1.1(e)) ORION fails to cure such event within thirty (30) Calendar Days after receiving such written notice: default in the payment of any Progress Payment or Milestone Payment or Termination Liability Amount when the same shall have become due and payable.

(b) The Contractor shall be entitled to terminate the ORION 2 Contract by giving written notice to ORION where insurance proceeds are paid to any Financing Entity pursuant to Article 18.1.4 (All-Risk Insurance), and such proceeds are not paid over to the Contractor within thirty (30) Calendar Days of receipt by any Financing Entity.

(c) Except as specified in the ORION 2 Contract, the Contractor shall not have the right to terminate or suspend the ORION 2 Contract.

21.6.2

In the event of such termination, the Contractor shall be entitled forthwith to take any or all of the following actions:

(a)      treat the ORION 2 Contract as  terminated as to any or all of the items
         then   undelivered  or  services   unperformed  and  cease  or  suspend
         manufacture of any of the items to be supplied hereunder;

(b) withhold delivery of any of the items to be supplied hereunder until the Contractor has received full payment under this Article and retain all sums then paid on account thereof;

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                            COMMERCIAL-IN-CONFIDENCE


(c) cease or suspend performance of any of the services to be provided to ORION hereunder, except those services which are specifically intended to be provided in connection with a termination of the ORION 2 Contract; and

(d) take payment of an amount equal to the Termination Liability Amount for the ORION 2 Spacecraft for the calendar month next following the calendar month in which the date of termination occurs, less the greater of the Advance Payment or the sum of the Milestone and Progress Payments actually received by the Contractor, provided that, where such amount is a negative number, the Contractor shall refund such amount promptly to ORION within twenty (20) Calendar Days. Where the
         Contractor is owed money by ORION, the Contractor shall submit an invoice to ORION within sixty (60) Calendar Days after the termination date which shall specify the amount due to the Contractor from ORION pursuant to this Article 21.6 and the Contractor shall immediately be entitled to full payment by ORION immediately thereafter. Payment by any Financing Entity of such amount to the Contractor shall relieve ORION from its obligation to make such payment.

         To the extent that full payment has been made therefor, ORION may require the Contractor to transfer to ORION in the manner and to the extent directed by ORION, title to and possession of any items comprising all or any part of the Work terminated (including, without limitation, all Work-in-progress and all inventories), and the
         Contractor shall, upon direction of ORION, protect and preserve property at ORION's expense in the possession of the Contractor or its Subcontractors in which ORION has an interest and shall facilitate access to and possession by ORION of items comprising all or part of the Work terminated. Alternatively, ORION may request the Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to ORION less a deduction for costs of disposition reasonably incurred by the Contractor for such efforts.

21.7

In all instances, the Party terminating or claiming other remedies shall take all reasonable steps available to it to mitigate any claim which it may have against the defaulting Party.

21.8

Except  in the case of a default  under  Article  21.6.1,  Article  22.1(a)  and
Article 22.3(a), prior to either Party exercising its right to terminate the ORION 2 Contract under this Article, the Parties agree that ORION's Senior Executive and the Contractor's Senior Executive, and if mutually agreed, an independent third party, will meet within fifteen (15) Calendar Days of receipt of written notice of the dispute by one Party to the other Party to try to resolve the said dispute. If ORION's Senior Executive and the Contractor's Senior Executive cannot agree on an appropriate resolution of the dispute, then the Parties shall resolve their dispute in accordance with the provisions of
Article 30.

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                            COMMERCIAL-IN-CONFIDENCE

21.9

   Nothing in this Article 21 shall affect ORION's rights to liquidated damages under Articles 11 or 12 hereof.

22.  TERMINATION IN SPECIAL CASES


22.1 The Contractor shall be deemed to be in default under the ORION 2 Contract if:

(a) it is declared insolvent or bankrupt by a court of competent jurisdiction, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or an administrative receiver; or makes an assignment for the benefit of its creditors or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations; or

(b) the Contractor has resorted to fraudulent or corrupt practices in connection with its securing or implementing of the ORION 2 Contract.

22.2

If the Contractor is in default pursuant to Article 22.1, then ORION may terminate the ORION 2 Contract in accordance with the provisions of Article 21.3.

22.3

ORION shall be deemed to be in default under the ORION 2 Contract if:

(a) it is declared insolvent or bankrupt by a court of competent jurisdiction, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or an administrative receiver, makes an assignment for the benefit of all its creditors or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations; or

(b) it has resorted to fraudulent or corrupt practices in connection with its securing or implementing of the ORION 2 Contract.

22.4

If ORION is in default pursuant to Article 22.3, then the Contractor may terminate the ORION 2 Contract in accordance with the provisions of Article 21.6.
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                            COMMERCIAL-IN-CONFIDENCE

23.1

Neither the Contractor, nor ORION nor any of their independent consultants, officers, employees, agents, contractors, Subcontractors or assignees, shall publish any material (including articles, films, brochures, advertisements and photographs), or authorize other persons to publish such material, or deliver speeches about the Work without the prior written approval of the other Party, which approval shall not be unreasonably withheld. This obligation shall not apply to ORION's statement or publication of any sort relating to the performance specifications or Statement of Work, which are intellectual property of ORION and may be published as ORION so determines. The above obligation shall also not apply to information which is publicly available from any Governmental agencies or which is or otherwise becomes publicly available without breach of this Agreement. Notwithstanding the foregoing, the Contractor, ORION, and Subcontractors may make (i) any filings that the Contractor, ORION or a Subcontractor considers advisable or necessary under applicable securities laws, including the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules applicable to the National Market System, or the securities laws applicable to public companies in the Republic of France (the "French Securities Laws"), and the Parties shall comply with the provisions of
Article 24.5 with respect thereto, (ii) such other filings as may be required to be made by any governmental agency or any administrative or judicial body before which an action affecting the Contractor, ORION, a Subcontractor, any of their Affiliates or the ORION 2 Spacecraft is pending, and (iii) such other filings as may be required by applicable law.

23.2

The application for approval to publish any material or deliver speeches about the Work shall be submitted to the other Party in writing and shall include full particulars of any intended publication. Upon receipt of the other Party's agreement in principle to the proposed publication, the applicant shall submit for final approval by the other Party any material to be published in the form and context in which it is intended to be used. The other Party may then approve or decline to approve publication in whole or in part of the material and at its discretion may specify a time for publication.

24.  CONFIDENTIALITY AND NONDISCLOSURE OF PROPRIETARY INFORMATION

24.1

During the course of performance of the ORION 2 Contract each Party may have access to or receive information from the other, such as information concerning inventions, techniques, processes, devices, discoveries and improvements, or regarding administrative, marketing, financial or manufacturing activities. All such information, including any materials or documents containing such
information,   whether  disclosed  orally  or  otherwise,  shall  be

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                            COMMERCIAL-IN-CONFIDENCE

considered proprietary and confidential information of the disclosing Party ("Proprietary Information").

24.2

(a) For the purpose of this Article 24, "Proprietary Information" shall not include any information which the receiving Party can establish to have
         (i) become publicly known without breach of the ORION 2 Contract; (ii) been given to the receiving Party by a third party who is not obligated to maintain confidentiality; (iii) been independently developed by the receiving Party without reference to the Proprietary Information of the other, as established by documentary evidence; or (iv) been developed by the receiving Party prior to the date of receipt from the other Party, as established by documentary evidence.

(b)      The  Contractor  agrees that it will not,  for the period  specified in
         Article 24.3(a), disclose details of the Work to be provided to ORION hereunder, to the extent that such disclosure would reveal specific performance information regarding the ORIONSAT system and the ORION 2 Spacecraft or any other information which would materially affect ORION's commercial interest or the commercial use of the ORIONSAT System without the prior written consent of ORION which shall not be unreasonably withheld. Notwithstanding the foregoing, the Parties expressly agree that the Contractor shall have the unrestricted right at any time to use and to supply to third parties services or equipment similar or identical to any Work provided hereunder.

(c) ORION agrees that it will not, for the period specified in Article 24.3(a), disclose Proprietary Information of the Contractor to the extent that such disclosure would reveal information to a direct competitor of the Contractor which would materially affect the commercial interests of the Contractor without the prior written consent of the Contractor which shall not be unreasonably withheld. Contractor agrees that for purposes of this Article 24, in the event that TELESAT and/or COMSAT are engaged as Consultants to ORION for purposes of the ORION 2 Contract, they shall not be deemed direct competitors to the Contractor.

24.3

(a) Both during and for a period of three (3) years after the termination or expiration of the ORION 2 Contract, each Party agrees to preserve and protect the confidentiality of the Proprietary Information of the other and all physical forms thereof, whether disclosed before the ORION 2 Contract is signed or afterward. Neither Party shall disclose or disseminate Proprietary Information of the other to any third party, including employees, independent consultants, or Subcontractors unless such party has (i) a need to know the Proprietary Information for the purpose of establishing, maintaining, operating, financing or marketing the ORIONSAT system, and (ii) has executed an agreement obligating the party to maintain the confidentiality of the Proprietary Information and limiting the use of the Proprietary Information to establishing, maintaining, operating, financing or

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                            COMMERCIAL-IN-CONFIDENCE

         marketing the ORIONSAT system. Neither Party shall use Proprietary Information of the other for its own benefit or for the benefit of any third party, except as specifically provided under the terms and conditions of the ORION 2 Contract.

(b) The foregoing shall not affect any right of ORION in respect of Data and Documentation provided for under the ORION 2 Contract nor shall either Party be prevented from using the general know-how and abilities gained during the performance of the ORION 2 Contract for any purpose whatsoever.

24.4

(a) Either Party shall be entitled to make copies of any documents containing Proprietary Information under the terms and conditions outlined above.

(b) ORION shall have the right at any time to remove, obliterate or ignore any proprietary/confidential legend placed on any Data or Documentation, or other information furnished under the ORION 2 Contract by the Contractor where the legend is not in accordance with the ORION 2 Contract but only after notice to the Contractor and reasonable opportunity for the Contractor to defend such legend.

24.5

Notwithstanding the foregoing, the Contractor, ORION and Subcontractors may make
(i) any filings that the Contractor, or ORION or a Subcontractor considers advisable or necessary under applicable securities laws, including the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules applicable to the National Market System, or the securities laws applicable to public companies in the Republic of France (the "French Securities Laws"), (ii) such other filings as may be required to be made by any governmental agency or any administrative or judicial body before which an action affecting the Contractor, ORION, a Subcontractor, any of their Affiliates, or the ORION 2 Spacecraft is pending and (iii) such other filings as may be required by applicable law. Prior to making any filings containing Proprietary Information of the other Party, the disclosing Party shall provide the other Party reasonable advance notice of the filing and cooperate with such other Party in obtaining confidential treatment for such Proprietary Information. In addition, if ORION or the Contractor desires for any information to be contained within such a filing to be accorded confidential treatment and not disclosed to the public, it shall so indicate to the other Party and such other Party shall cooperate with the disclosing Party in obtaining confidential treatment for such information.

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                            COMMERCIAL-IN-CONFIDENCE

25.      LICENSE RIGHTS


25.1

Except as set forth in Article 25.5, the Contractor grants to ORION an irrevocable, non-exclusive license to use and have used throughout the world any software, and any invention covered by any patent, now or hereafter owned by the Contractor, or for which the Contractor has or may acquire the right to grant such a license, which software and/or invention is directly incorporated in any Deliverable Item or directly employed in the use of any Deliverable Item under the ORION 2 Contract. Such license shall:

(a) be deemed to be fully paid-up for the purposes of the ORION 2 Contract including use, redesign or modification of any items delivered under the ORION 2 Contract; and

(b)      be on reasonable terms and conditions for other purposes.

Such license shall be transferable to the Financing Entities and, subject to the Contractor's approval, any other entity, such approval not to be unreasonably withheld.

25.2

The Contractor shall, unless otherwise authorized or directed by ORION, include in each Subcontract hereunder a license rights clause pursuant to which each Subcontractor will grant rights to ORION to the same extent as the rights granted by the Contractor in Article 25.1.

25.3

This Article shall not be construed as limiting any rights of ORION or obligations of the Contractor under the ORION 2 Contract, including specifically the right of ORION, without payment of additional compensation to the Contractor, to use, have used, deliver, lease, sell or otherwise dispose of, any item or any part thereof, required to be delivered under the ORION 2 Contract.

25.4

The Contractor grants to ORION a non-exclusive license to use the Contractor's thermal propellant gauging software program (the "Software Program") on the terms set out hereunder:

(a) such license shall be for the use of ORION and ORION's Consultants, advisors and agents in support of ORION's internal business and for use upon equipment notified in writing to the Contractor.

(b)      ORION  shall  not,   without  the  express  written   approval  of  the
         Contractor, modify, enhance, copy, download or reverse engineer the Software Program; provided, however,

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                            COMMERCIAL-IN-CONFIDENCE


         ORION shall be permitted to copy the Software Program for archival or disaster recovery purposes.

(c) ORION shall not assign, transfer, sell, lease, sub-license or otherwise deal in the Software Program; provided, however, the license shall be transferable to the Financing Entities with the prior written consent of the Contractor, which consent shall not be unreasonably withheld or delayed.

26.      PATENTS, TRADEMARKS AND COPYRIGHTS

26.1

The Contractor, at its own expense, shall defend ORION and its officers, employees, agents, consultants and Subcontractors and assignees against any claim or suit based on an allegation that the manufacture of any item in the performance of the ORION 2 Contract, or the use, lease or sale of any item delivered or to be delivered under the ORION 2 Contract, infringes any letters patent, trademarks, copyrights or other proprietary rights of any third party, and shall pay any royalties and other costs related to the settlement of such claim or suit and the costs and damages, including attorneys' fees, incurred as the result of any such claim or suit; provided that (i) ORION promptly notifies the Contractor in writing within ten (10) Calendar Days of any such claim or suit, (ii) permits the Contractor to answer the claim or suit and defend the same, (iii) gives the Contractor authority and such assistance and information as is available to ORION for the defense of such claim or suit, and provided further that ORION does not by any act (including any admission or acknowledgment or omission) prejudice such defense. Any such assistance or information which is furnished by ORION at the written request of the Contractor is to be at the Contractor's expense.

26.2

If the manufacture of any item in the performance of the ORION 2 Contract or the use, lease or sale of any item delivered or to be delivered under the ORION 2 Contract, is enjoined as a result of a suit based on a claim of infringement, the Contractor shall resolve the matter so that the item is no longer subject to such injunction or replace the item with a functionally-equivalent, non-infringing item satisfactory to ORION.

26.3

ORION neither represents nor warrants that the performance of any Work or the manufacture, use, lease or sale of any Deliverable Item will be free from third party claims of infringement of any patents or other proprietary rights.


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27.      ORION 2 CONTRACT AMENDMENTS

27.1

Except as otherwise specifically provided, the ORION 2 Contract shall not be modified except by an Amendment to the ORION 2 Contract. No purchase order, acknowledgment, quotation or other similar document issued by either Party with respect to the subject matter of the ORION 2 Contract shall be deemed to be a part of the ORION 2 Contract or to modify the ORION 2 Contract in any respect relating to the Work. No oral agreement or conversation with any officer, agent or employee of ORION or the Contractor, either before or after execution of the ORION 2 Contract shall affect or modify any of the terms or obligations contained in the ORION 2 Contract.

27.2

At any time prior to completion and Delivery of all the Work under the ORION 2 Contract, ORION may, in writing, vary the Work with respect to the unlaunched ORION 2 Spacecraft within the general scope of the ORION 2Contract. If any such variation causes an increase or decrease in the cost of, or in the time required for the performance of the ORION 2 Contract, a change in the specifications of any Deliverable Item, or a change in the Aggregate Predicted Transponder Life, the Parties shall negotiate in good faith an equitable adjustment to the Contract Price or any other terms affected by such variation, or to the Delivery Dates, or the specifications, which shall be formalized in an Amendment to the ORION 2 Contract. The Contractor shall not implement such variation, and ORION shall not be liable for any change in Contract Price or Delivery Dates pursuant to such variation, until and unless the Parties have entered into a written
Amendment to the ORION 2 Contract. Should ORION decide not to implement any proposed variation of the Work it will pay the Contractor its reasonable preparation costs in evaluating the same.

27.3

Atany time prior to Delivery of all the Work under the ORION 2 Contract, the Contractor may, in writing, request a variation of the Work within the general scope of the ORION 2 Contract. If ORION agrees with the request of the Contractor for variation of the Work and such variation causes an increase or decrease in the cost of, or in the time required for, the performance of the ORION 2 Contract, or a change in the specifications of any Deliverable Item, the Parties shall negotiate in good faith an equitable adjustment to the Contract Price or any other terms affected, or Delivery Dates, or the specifications, which shall be formalized in an Amendment to the ORION 2 Contract. The Contractor shall not implement such variation, and ORION shall not be liable for any change in Contract Price or Delivery Dates pursuant to such variation, until and unless the Parties have entered into an Amendment to the ORION 2 Contract.

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27.4

At any time prior to Delivery of all the Work under the ORION 2 Contract, the Contractor may, in writing, request to rearrange the Milestone Payments contained in Part 1(B) in order to reflect the current program status. Any such requested change shall not become effective until and unless the Parties have entered into an Amendment to the ORION 2 Contract which implements the requested change.

28.      GOVERNMENTAL APPROVALS

Notwithstanding any other Article in the ORION 2 Contract, the Parties understand and agree that certain restrictions, including those placed on access to Contractor's and Subcontractor's plants and the use, sale or other disposition of technical data, and/or Work delivered under the ORION 2 Contract may be imposed by any Government which has jurisdiction over the Work. The Parties at all times, both before and after completion of the ORION 2 Contract, agree to be and remain bound by any such Government requirements pertaining to the technical data or Work and shall cooperate in obtaining all required consents and approvals.

ORION shall be given an opportunity to comment on any application to the United States Government by the Contractor prior to submission of such application. The Contractor shall in good faith consider any comments made by ORION.

29.      RESPONSIBILITY FOR THE CONTRACT

29.1

The Contractor, by having submitting a tender to perform the Work and by executing the ORION 2 Contract, shall be deemed:

(a)      to have satisfied itself as to:

         (i) all the conditions and circumstances which may affect the Contract Price, as defined in Article 5; and

         (ii) the feasibility of the Work to be performed in accordance with the terms and conditions of the ORION 2 Contract;

(b) to warrant that it has the necessary skills, facilities and capacity to perform the Work in accordance with the terms and conditions of the ORION 2 Contract.

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29.2

The Contractor acknowledges that it has fixed the Contract Price according to its own view and assessment of all relevant matters and no additional costs, except as otherwise expressly provided for in the ORION 2 Contract, will be charged over and above the Contract Price.

29.3

By executing the ORION 2 Contract, the Parties acknowledge that they have thoroughly examined all parts of the ORION 2 Contract, and agree that they are complete, consistent and accurate. If the Contractor decides, during the performance of the Work, that any portion of the ORION 2 Contract is inaccurate or incomplete, or that there are inconsistencies, it shall notify ORION in writing specifying full particulars and request resolution before proceeding with the Work in question. If the Contractor proceeds before obtaining such a resolution, it does so at its own risk and expense, and whether or not the course it has chosen is satisfactory to ORION, it shall be entitled to no increase in the Contract Price or any extension of the Delivery Dates set out in
Article 8. If the Contractor proceeds with the Work before obtaining resolution of any inaccuracy, incomplete information or inconsistency and the course of action it has pursued is not chosen by ORION, it shall, upon request by ORION, promptly at its own expense follow the course of action directed by ORION and make all readjustments that may be required.

29.4

ORION shall within twenty (20) Calendar Days after written notification by the Contractor pursuant to Article 29.3 provide a response and resolution of the issues raised by the Contractor.

29.5

TheContractor covenants that it will cooperate fully with, and will use reasonable efforts to ensure the full cooperation of, all Subcontractors with ORION in doing all things reasonably necessary to achieve the due performance of the ORION 2 Contract.

30.      DISPUTE RESOLUTION

30.1

If any dispute arises out of or in connection with this ORION 2 Contract or the breach thereof, including but not limited to any failure to reach agreement on price, schedule or performance, any claim for breach of contract and any question regarding its existence, validity or termination, such dispute shall be finally settled by arbitration in accordance with this Article 30. Prior to commencing arbitration with respect to any dispute, either Party shall give written notice to the other of its position and reasons therefore and may recommend corrective action. In the event that mutual agreement cannot be reached within ten (10) Calendar Days after receipt of such

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notice,  or such other period as may be  specified in the ORION 2 Contract,  the respective positions of the Parties shall be forwarded to ORION's Senior Executive and the Contractor's Senior Executive, for discussion and an attempt shall be made by these persons to reach mutual agreement within a further ten
(10) Calendar Days. To increase the probability of an expeditious resolution of the dispute, ORION's Senior Executive and Contractor's Senior Executive may meet during the ten (10) Calendar Day period and have each side present its position and reasoning directly to them at such meeting.

30.2

If mutual agreement is not reached through the above process, either Party may refer such dispute for final determination to an arbitration tribunal convened in accordance with the terms of Articles 30.3 and 30.4.

30.3

The arbitration tribunal shall consist of three (3) arbitrators, one (1) arbitrator to be appointed by ORION, one (1) arbitrator by the Contractor and the third arbitrator to be appointed by the former two (2) arbitrators; provided that if a Party fails to appoint an arbitrator within the time stipulated in
Article 30.8, the other Party having appointed an arbitrator, such appointee shall be the sole arbitrator.

30.4

Except as otherwise provided herein, the arbitration shall be conducted in accordance with and subject to the rules of the American Arbitration Association ("AAA"), including the AAA's Supplementary Procedures for International Commercial Arbitration and shall be held in Washington, District of Columbia, USA. The Parties may be represented by persons of their choice.

30.5

The applicable law governing this arbitration proceeding shall be exclusively the United States Arbitration Act, 9 U.S.C., Section 1 et seq.

30.6

Except as provided in this Article 30.6 with respect to enforcement of arbitral awards, neither Party shall be entitled to maintain any action at law or suit in equity in respect to matters covered by this Article 30; the exclusive means of resolving all such matters shall be the arbitration process set forth in this
Article 30. The award of the arbitral tribunal shall be final and binding on the Parties hereto, and, upon application duly made to a court of competent jurisdiction by a Party hereto, judgment thereon shall be entered in such court.

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30.7

Pending a decision by the arbitrators as referred to in this Article, the Contractor shall, unless directed otherwise by ORION in writing, fulfill all of its obligations under the ORION 2 Contract, including, if and so far as it is reasonably practicable, the obligation to take steps necessary during the arbitration proceedings to ensure that the Work will be Delivered within the time stipulated or within such extended time as may be allowed under the ORION 2 Contract, provided always ORION shall continue to make payments therefore in accordance with the ORION 2 Contract.

30.8

The following time limits shall be observed in respect to any arbitration referred to in this Article:

(a) either Party may demand arbitration in writing after the period of twenty (20) Calendar Days referred to in Article 30.1 has expired, or such other time period as may be specified in the ORION 2 Contract;

(b) each Party shall appoint its arbitrator within twenty (20) Calendar Days of receipt of the AAA acknowledgment of a demand for arbitration;

(c) the two appointed arbitrators shall appoint a third arbitrator within a further twenty (20) Calendar Days from the time stipulated in Article 30.8(b) (unless the two arbitrators agree to an extension not to exceed an additional twenty (20) Calendar Days); and

(d) any decision by an arbitrator(s) referred to in Article 30.2 or 30.3 shall be made within six (6) months from the date on which a Party demands arbitration or within such extended period as the arbitrator(s) may allow.

30.9

The fees and expenses of the arbitrator(s) and AAA administrative fees and costs shall be borne equally by the Parties. Each Party shall bear the costs of its own legal representation, witnesses produced by such Party, document production and other discovery expenses.

30.10

In the case of any dispute pursuant to Article 9 hereof, the arbitration tribunal shall award prejudgment interest on any amount which the tribunal determines is owing from one Party to the other, such interest to be calculated at an annual rate equal to the Prime Rate then in effect for each Calendar Day from forty-five (45) Calendar Days following the date of loss or from the date of the filing for arbitration, whichever is the earlier, until the date full payment is made.

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31.      CONTRACT MANAGEMENT
31.1 In General

The Contractor shall conduct meetings, reviews and analyses and shall prepare and deliver reports and documentation as provided in Part 2(A).

31.2 Approvals and Acceptances

No approval, acceptance, waivers or deviations prior to Final Acceptance by ORION of any action or item under the ORION 2 Contract shall waive any of ORION's contractual rights with regard to Final Acceptance of any Deliverable Item.

31.3 ORION 2 Contract Monitoring

31.3.1

During the performance of the ORION 2 Contract, the Contractor and ORION shall each designate a person to be its Contract Program Manager, whose duties shall be to monitor the Work and to act as liaisons between the Parties. Such monitoring by ORION shall not relieve the Contractor from performing the ORION 2 Contract in accordance with its terms and shall not in any way detract from the Contractor's position as an independent contractor.

31.3.2

Any Consultant who performs services on behalf of ORION shall have access to the Work and data and may witness tests in the same manner as ORION, as provided in
Article 7. ORION's Consultants shall execute non-disclosure agreements with the Parties and, as necessary, with Subcontractors.

31.3.3

ORION's Consultants shall have no authority to change any part of the ORION 2 Contract, or to direct the Contractor or to bind ORION. Any changes to the ORION 2 Contract shall be made only in accordance with Article 27, but ORION's Consultants may participate in discussions regarding such changes. Any action taken by the Contractor prior to the resolution of any such question shall be at the Contractor's own risk and expense.

32.      SECURITY INTEREST AND FINANCIAL INFORMATION

The Contractor agrees to cooperate with ORION and endeavor in good faith to provide security interests in the Work after ORION pays the Vendor Financing Takeout Payment and periodic financial reports concerning the Contractor's financial status, if such are required by any

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Financing  Entity,  and to  negotiate  in good  faith the terms  upon which such security interests are to be provided and the content/frequency of such financial reports.

33.      ASSIGNMENT

33.1

The Contractor shall not, without the prior written approval of ORION and except on such terms and conditions as are determined in writing by ORION, assign, mortgage, charge or encumber the ORION 2 Contract or any part thereof, any of its rights, duties, or obligations thereunder, the Work or any monies payable or to become payable under the ORION 2 Contract, to any person, except to a parent or a wholly-owned direct or indirect subsidiary company of the Contractor, or for the purpose of corporate merger, recapitalization or reconstruction.

33.2

The Parties recognize that this ORION 2 Contract may be financed through external sources. The Contractor agrees to work cooperatively to negotiate and execute such documents as may be reasonably required to implement such financing (other than any document requiring the subordination or delay of any payments required to be paid hereunder) and agrees ORION shall have the right to assign its rights, duties or obligations under the ORION 2 Contract to ORION Network Systems, Inc., any ORION subsidiary, and to any Financing Entity, subject to prior notice to the Contractor.

33.3

Provided that the Contractor's rights under the ORION 2 Contract, including the ability to perform the Work, in the Contractor's reasonable judgment, are not and would not be adversely affected, the Contractor shall not withhold its approval to any assignment, mortgage, charge or encumbrance of any of the rights, duties or obligations of ORION under the ORION 2 Contract.

33.4

Assignment of this ORION 2 Contract shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in the ORION 2 Contract.

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34.      NOTICES AND DOCUMENTATION

34.1

Any notice or other communication required or permitted pursuant to the ORION 2 Contract including invoices shall be sufficiently given if given in writing, delivered personally or by pre-paid registered air mail, or by telex, or by facsimile to the following address:

In the case of ORION:

         ORION SATELLITE CORPORATION
         2440 Research Boulevard
         Suite 400
         Rockville, Maryland 20850
         United States of America

         For the attention of Dr. Denis Curtin, Senior Vice President, Engineering and Satellite Operations, for technical matters and Richard
         H. Shay, Vice President of Corporate and Legal Affairs for contract matters or such other persons at such address as ORION may from time to time direct in writing for specific purposes.

         with a copy to:

         Shaw, Pittman,  Potts & Trowbridge
         2300 N Street, N.W.
         Washington,  DC 20037
         United States of America

         For the attention of John F. Dealy for notices relating to matters under Articles 6, 9, 15 and 21.

In the case of Contractor:

         MATRA MARCONI SPACE UK LIMITED
         Gunnels Wood Road
         Stevenage, Hertfordshire SG1 2AS
         England

         For the attention of Mr. B. Kirk, ORION Project Manager for technical or management matters For the attention of Mr. Arthur Blick, Commercial Manager

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34.2

A notice given either by certified mail, or by confirmed facsimile or telex followed the same day by the original document via certified mail, shall be deemed to be a notice in writing for the purpose of the ORION 2 Contract and shall be deemed to have been given upon receipt by the sender of the answer-back code of the recipient at the conclusion of the telex or by the actual receipt of the letter or of the facsimile confirmed by its answer-back code, provided transmission is completed during normal business hours on a Business Day in the place of the addressee and if it is not so completed then upon the commencement of normal business hours on the next Business Day in the place of the addressee after transmission is completed.

34.3

The Contractor agrees that any communication or notice required or permitted to be given by ORION to the Contractor which is given by the Program Manager or Contracts Manager or has, prior to the execution of the ORION 2 Contract been so given, shall be deemed to have been given by ORION.

34.4

Without affecting the provisions of Article 34.2, the Parties agree that all correspondence on contract matters shall, if sent by confirmed facsimile or telex, be followed, as soon as reasonably practicable after the sending of such correspondence, by the original document via first-class mail.

35.      SEVERABILITY AND WAIVER

35.1

In the event any one or more of the provisions of the ORION 2 Contract shall, for any reason, be held to be invalid or unenforceable, the remaining provisions of the ORION 2 Contract shall be unimpaired, and the invalid or unenforceable provision shall be replaced by a mutually acceptable enforceable provision which comes closest to the intention of the Parties underlying the invalid or unenforceable provision.

35.2

A waiver of any breach of a provision hereof shall not be binding upon either Party unless the waiver is in writing and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach.

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36.      COMPLIANCE WITH THE LAW, PERMITS AND LICENSES

36.1

The Contractor shall, at its own expense, comply with the requirements of any laws of any place in which any part of the Work is to be done and with the lawful requirements of public, municipal and other authorities in any way affecting or applicable to any Work.

36.2

The Contractor shall at its own expense obtain any permits, licenses, approvals or certificates, including any required for import or export, necessary for the performance of the Work under the ORION 2 Contract. The Contractor shall, at its own expense, perform the Work in accordance with the conditions of any applicable permits or licenses, approvals or certificates. ORION agrees to use its best efforts in assisting the Contractor to obtain any of the documents referred to above which are issued by a United States authority.

36.3

ORION shall not be responsible in any way for the consequences, direct or indirect, of any violation by the Contractor or its Subcontractors, or their officers, employees, agents or servants of any law of a country in which the Work is performed, or of any country whatsoever.

37. APPLICABLE LAW; SUBMISSION TO JURISDICTION; APPOINTMENT OF AGENT FOR ACCEPTANCE OF SERVICE; INTERPRETATION AND
         LANGUAGE

37.1

Except as provided in Article 30.5 hereof, the ORION 2 Contract shall be governed by and interpreted in accordance with the laws of the State of Maryland, United States of America, without regard to the conflict of laws provisions thereof.

37.2

The Contractor appoints Powell, Goldstein, Frazer & Murphy, attention J. Gail Bancroft, 1001 Pennsylvania Avenue, N.W., Washington, D.C. 20004, United States of America as its agent for acceptance of service of process in the United States. Contractor shall notify ORION promptly in writing of the appointment by Contractor of a new agent or of a change in the agent's address.

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37.3

In the ORION 2 Contract unless the context otherwise requires:

i)       words of any gender include any other gender;

ii)      the singular includes the plural and vice versa;

iii)     "person" includes a reference to a partnership, firm, or any other body
         of  persons,   company  or   organization   whether   incorporated   or
         unincorporated.

37.4

Any heading to this ORION 2 Contract shall not be used in the construction or interpretation of the ORION 2 Contract.

37.5

All communications between the Parties to the ORION 2 Contract shall be in the English language.

37.6

Any reference to liquidation damages means agreed liquidated or ascertained damages and not a penalty.

38.      SURVIVAL

Any provision of the ORION 2 Contract which can be reasonably construed to survive the expiration or termination of the ORION 2 Contract for any reason, including but not limited to the indemnification and confidentiality obligations set forth herein, shall survive such expiration or termination of the ORION 2 Contract.

39.      KEY PERSONNEL

39.1

The Contractor will assign properly qualified and experienced personnel to the program contemplated under the ORION 2 Contract. Personnel assigned to the following positions shall be considered "Key Personnel":

a)       The Contractor's Project Manager
b)       The Contractor's Contracts Manager

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c)       The Contractor's PA Manager
d)       The Contractor's Resident Manager at NEC
e)       The Contractor's Engineering Manager
f)       The NEC Project Manager
g)       The Contractor's AIT Manager

ORION shall have the right to approve the Contractor's Project Manager and NEC's Project Manager which approval shall not be unreasonably withheld or delayed. Other Key Personnel shall not be assigned to other duties without the Contractor giving prior written notice to and consulting with ORION.

The Contractor shall provide a chart to ORION of the Program Key Personnel and shall keep such chart current.

39.2

Subject to ORION's right to approve the selection of the Contractor's Project Manager pursuant to Article 39.1, in the event that an employee included in the list of Key Personnel becomes unavailable for work under the ORION 2 Contract, the Contractor shall replace him by a person of substantially equivalent qualifications and abilities.

40.      PROGRESS REPORTS

40.1

The Contractor shall render such reports as to the progress of the Work and attend such meetings with ORION as specified in Part 2(A) (Statement of Work) and Part 2(B) (Contract Documentation Requirements List).

41.      LAUNCH VEHICLE AGENCY

41.1

41.1.1 The Contractor hereby agrees that ORION shall have the right to direct the Contractor to terminate the Launch Agreement at any time, in which case ORION shall be liable for the termination charges specified in the termination liability schedule set forth in Table 21.6 of the Launch Agreement and attached hereto as Annex C.

41.1.2. The Contractor hereby agrees that ORION shall have the right to direct the Contractor to terminate the Launch Agreement, in whole or, where severable, in part and for ORION to receive directly from the Launch Vehicle Agency a full refund of all amounts previously paid by ORION (excluding postponement fees and retanking charges) (or where the Launch Vehicle Agency provides such amounts to the Contractor, the Contractor shall pay over such amounts to ORION

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with no right of offset) where there has been more than three hundred sixty-five
(365) cumulative Calendar Days of Launch postponement by the Launch Vehicle Agency. In the event that, as a result of ORION exercising such right, there is any delay in the performance of the Work, such delay shall constitute an Excusable Delay and the provisions of Article 12 hereof shall be applicable. ORION's right to direct the Contractor to terminate the Launch Agreement is conditional upon receipt of the Contractor's written notification of a Launch postponement or upon the occurrence of a single or cumulative delays by the Launch Vehicle Agency which exceed three hundred sixty-five (365) Calendar Days. ORION must direct the Contractor to terminate within sixty (60) Calendar Days of the first of the two events above or must waive its right to direct the termination of that Launch under this Article unless further delayed by the Launch Vehicle Agency.

41.2

The Launch Vehicle Agency shall provide such insurance as required by the United States Department of Transportation for loss or damage to United States. Government property resulting from activities to be carried out in connection with Launches to be provided under the ORION 2 Contract. In consideration of and conditioned upon a reciprocal waiver by the United States Government, both ORION and the Contractor agree to waive any claim against the United States Government or its agencies for any property damage or loss they sustain or for any personal injury to, death of, or any property damage or loss sustained by their own employees.

41.3

The Launch Vehicle Agency has executed agreements with various United States Government agencies for use of Government-owned property and facilities relating to the production of launch vehicles and launch operations at Cape Canaveral Air Station (CCAS) in Florida. ORION agrees that it will comply with the United States Government's laws and regulations as they relate to ORION-furnished property and personnel, and those agreements relating directly to the United States expendable launch vehicle program. The Contractor will request the Launch Vehicle Agency to furnish copies of such agreements to ORION upon ORION's request. ORION will indemnify the Contractor for any ORION violation of the laws, regulations or agreements as specified herein. In furtherance of the foregoing, the Parties shall, before Launch, execute and deliver the Agreement for Waiver of Claims and Assumption of Responsibility, the execution of which is required by the United States Department of Transportation as a condition of granting the Contractor's license to conduct launch activities and launch the ORION 2 Spacecraft.

41.4

On or before the last day of the twenty-first (21st) month after NPD, Contractor, acting upon the advice and with the consent of ORION, shall cooperate in good faith with the Launch Vehicle Agency to finalize the selection of a Launch Date. The Parties recognize that, if the Contractor and the Launch Vehicle Agency cannot mutually agree upon a Launch Date, the Launch Vehicle

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                            COMMERCIAL-IN-CONFIDENCE


Agency may select the Launch Date, taking into account all available launch opportunities and the Contractor's requirements and interests.


42.      GUARANTEE OF CONTRACTOR OBLIGATIONS


The Contractor shall provide an unconditional corporate guarantee by Matra Marconi Space NV and, if required, other entities acceptable to any Financing Entity, in respect of its obligations under the ORION 2 Contract, including repayment, if required, of the Advance Payment or any part thereof. Matra Marconi Spare NV shall certify to ORION in writing on a quarterly basis that it has the financial ability to repay any portion of the Advance Payment that may be required under the ORION 2 Contract and it shall promptly advise ORION of any event or circumstance that may impair such ability.


43.      INTEREST


Except as set forth in Article 6.1.1(e)(iii), any interest due under the ORION 2 Contract shall be calculated in accordance with LIBOR plus three percent (3%).



IN WITNESS WHEREOF the President of ORION SATELLITE CORPORATION has hereto set his hand for and on behalf of and as General Partner of International Private Satellite Partners, L.P., on the 25th day of July 1996, and the Managing Director of MATRA MARCONI SPACE UK LIMITED has hereto set his hand for and on behalf of MATRA MARCONI SPACE UK LIMITED on the 31st day of July 1996.


INTERNATIONAL PRIVATE SATELLITE                     MATRA MARCONI SPACE
  PARTNERS, L.P.                                     UK LIMITED



By: Orion Satellite Corporation, its General
      Partner


By: _____________________________                   By: ________________________

                            COMMERCIAL-IN-CONFIDENCE


                                    ANNEX A

                          FORM OF REQUEST FOR PAYMENT
                 (Terms of this Form will be revised to conform
              to the requirements of the ORION 2 Credit Agreement)



[Date]


ORION SATELLITE CORPORATION
2440 Research Boulevard
Suite 400
Rockville, Maryland  20850
United States of America

Attention:  [                                ]


         RE: Part 1(A) ORION 2 Spacecraft Purchase Contract, dated as of [...] (as amended, supplemented or modified from time to time, the "ORION 2 Contract"), between INTERNATIONAL PRIVATE SATELLITE PARTNERS, L.P., d/b/a ORION ATLANTIC, L.P. ("ORION") and MATRA MARCONI SPACE UK LIMITED (the "Contractor")


Ladies and Gentlemen:


This Request for Payment is delivered to ORION pursuant to Article 6 of the ORION 2 Contract and constitutes the Contractor's request for payment in the amount of $ [...] for Milestone Payment No. ________, and Progress Payment No.
__________.

Very truly yours,


MATRA MARCONI SPACE UK LIMITED


By:
Title:

                            COMMERCIAL-IN-CONFIDENCE


                             Appendix I to Annex A

                         Form of Contractor Certificate
                 (Terms of this Form will be revised to conform
              to the requirements of the ORION 2 Credit Agreement)


Reference:        Milestones Payment No. _____
                  Progress Payment No. _____



                                                    ________________ ____, 19___


         RE: ORION 2 Spacecraft Purchase Contract, with International Private Satellite Partners, L.P. d/b/a Orion Atlantic, L.P. (as amended, supplemented or modified and in effect from time to time the "ORION 2 Contract")

ORION SATELLITE CORPORATION
2440 Research Boulevard
Suite 400
Rockville, Maryland  20850
United States of America

Attention:  [                                ]

Ladies and Gentlemen:

This  Certificate  is delivered to you in connection  with the ORION 2 Contract.
Each capitalized term used herein and not otherwise defined shall have the meaning assigned thereto in the ORION 2 Contract.

We hereby certify, after due inquiry, that, as of the date hereof:

1. The ORION 2 Contract is in full force and effect and except as set forth in Schedule I hereto, has not been amended, supplemented or otherwise modified, and attached hereto are true, correct and complete copies of all Amendments to the ORION 2 Contract or any other modification or amendment to the ORION 2 Contract not heretofore delivered to the Financing Entity.

2.       Except as set forth in Schedule I hereto, we are not aware of any event
         that  has   occurred   or  failed   to  occur   which   occurrence   or
         non-occurrence,  as the case may be,  could

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                            COMMERCIAL-IN-CONFIDENCE


         reasonably be expected to cause the date of Final Acceptance of the ORION 2 Spacecraft to occur later than the Delivery Date therefor.

3. Except as set forth in Schedule I hereto, no event or condition exists that permits or requires us to cancel, suspend or terminate our performance under the ORION 2 Contract or that could excuse us from liability for non-performance thereunder.

4. Except with respect to amounts that are the subject of a dispute (such amounts and such disputes being described in reasonable detail in
         Schedule II hereto), all amounts due and owing to us have been paid in full through the date of the immediately preceding Construction Certificate and are not overdue. To the extent payment to us has been or will be made as specified in this and the immediately preceding Contractor Certificates, there are and will be no mechanics' or materialsmen's liens except Permitted Liens (as defined in the
         Financing Agreements) on the Project (as defined in the Financing Agreements), the Collateral (as defined in the Financing Agreements) or on any other property in respect of the work which has or will be performed under the ORION 2 Contract.

5.       a.       The amount  contained in the Request for Payment  delivered to you  concurrently  herewith  in  accordance  with the terms of
                  Article 6.1.1(b) of the ORION 2 Contract represents monies owed to us in respect of Milestone Payment No. _____.

         b. The amount referred to in paragraph (a) above was computed in accordance with the terms of the ORION 2 Contract.

         c. The Milestone to which Milestone Payment No. ____ relates has been completed in accordance with the ORION 2 Contract.*

6.       a.       The  amount  of  the  Request  for  Payment  delivered  to you concurrently  herewith in  accordance  with the  provisions of
                  Article 6.1.1(a) of the ORION 2 Contract represents monies owed to us in respect of Progress Payment No. ____.

         b. The amount referred to in paragraph (a) above was computed in accordance with the ORION 2 Contract.*

7.       a.       The amount  referred to in paragraph (a) above was computed in accordance with the ORION 2 Contract.

                            COMMERCIAL-IN-CONFIDENCE



8. An amount of $_________ is due to us and represents monies owed to us in respect of the principal amounts due and payable on the outstanding Note.*

Very truly yours,

MATRA MARCONI SPACE UK LIMITED


By:
Title:

*        Include when relevant

                            COMMERCIAL-IN-CONFIDENCE
                                                                   SCHEDULE I to
                                                           Appendix I to Annex A


List of Exceptions:

Amendments to ORION 2 Spacecraft Purchase Contract:





Exceptions Affecting Final Acceptance Date:





Exceptions Affecting Contractor's Performance:

                            COMMERCIAL-IN-CONFIDENCE

                                                                  SCHEDULE II to
                                                           Appendix I to Annex A


List of Disputes:

                            COMMERCIAL-IN-CONFIDENCE



                                     ANNEX B


         INTER-PARTY WAIVER OF LIABILITY PROVISIONS IN LAUNCH AGREEMENT

                            COMMERCIAL-IN-CONFIDENCE

    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information

                                    ANNEX B

                          CONTRACT FOR LAUNCH SERVICES

         This Contract is made and entered into by and between Lockheed Martin Commercial Launch Services, Inc., a Delaware corporation, having its principal place of business at 101 West Broadway, San Diego, California 92101 ("Contractor") and Matra Marconi Space UK Limited, a company organized and existing under the laws of England and Wales with its registered office at the Grove, Warren Lane, Stanmore, Middlesex, HA7 4LY, England ("Customer").



                                   ARTICLE 1
                                  DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the following meanings:

         Affiliate means the directors, officers, agents and employees of a Party. This definition is for identification purposes only and shall not be interpreted as creating any privity of contract between Affiliates of one Party and the other Party or its Affiliates.

         CSLA means the Commercial Space Launch Act, 49 U.S.C. Sections 70101 - 70119, as amended.

         Contract means this instrument and all exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof, including:

               Exhibit A - Statement of Work
               Exhibit B - Interface Control Document

         Contract Price means the Launch Service Price as set forth in Article 4 entitled "Contract Price."

         Effective Date shall have the meaning set forth in Article 32 entitled "Effective Date."

         Excusable Delay shall have the meaning set forth in Paragraph 8.1 entitled "Excusable Delays Defined."






                                       1



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    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information


         Insured Launch Activities means the activities carried out by either Party or the Related Third Parties of either Party or by the United States Government and operations necessary therefor or incidental thereto pursuant to the terms of this Contract and, in the case of Launch Services licensed by the CSLA, the launch license issued by the Office of Commercial Space Transportation (or any successor agency thereto) to Contractor under the CSLA to conduct the Launch Services, including the use of United States Goverment launch facilities at the launch site used by Contractor and the Launch from the launch site.

         Intentional Ignition means, with respect to the Launch Vehicle, the point in time during the launch countdown when initiation of the gas generators igniters firing command and firing of any of the gas generators igniters occurs.

         Interface Control Document or ICD means that document referred to in the Statement of Work attached or to be attached as Exhibit B to this Contract.

         Launch means Intentional Ignition followed by either (i) release of the Launch Vehicle from the launcher hold down restraints for the purpose of lift off; or (ii) total loss or destruction of the Satellite or Launch Vehicle.

         Launch Date means the calendar date within the Launch Slot during which the Launch is scheduled to occur, as established in accordance with Article 6 entitled "Launch Schedule" and as such Launch Date may be adjusted in accordance with Article 7 entitled "Launch Schedule Adjustments."

         Launch Opportunity means an adequate time period during which Contractor, in its reasonable judgment, may provide a Launch Service to Customer, taking into account all relevant conditions, including but not limited to, committments to other customers, maintenance of appropriate clearance times between flights, hardware availability and requirements of the United States Government for range support.

         Launch Service means those services to be provided by Contractor to Customer for a single Launch as set forth in Exhibit A entitled "Statement of Work."

         Launch Slot means a thirty (30) day period during which the Launch is scheduled to occur, as set forth in Article 6 entitled "Launch Schedule" and as such Launch Slot may be adjusted in accordance with Article 7 entitled "Launch Schedule Adjustments".

    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information



         Launch Vehicle means the baseline launch vehicle system consisting of an Atlas lower stage and Centaur upper stage connected by an interstage adapter, the payload fairing and the payload adapter with separation system, collectively identified as the Atlas ILAS Standard with a performance level as specified in the Exhibit A Statement of Work.

         NPD means the date upon which all the conditions set forth in Article 32 have been met.

         Orion  means  Customer's  customer,   International  Private  Satellite
Partners, L.P.

         Party or Parties means Contractor, Customer or both.

         Related Third Parties means (i) the Parties'  Affiliates and customers;
(ii) the Parties' contractors, subcontractors and suppliers at any tier involved directly or indirectly in the performance of this Contract, and their directors, officers agents and employees; (iii) entities involved with payload processing or other activities in the payload processing facilities, including the contractor providing the payload processing facilities, other customers of the payload processing facilities contractor, and all employees and contractors of those contractors and customers; and (iv) parties having any right, title or interest, whether through sale, lease or service arrangement or otherwise, directly or indirectly, in the Satellite or any transponder, the Launch Vehicle or the Launch Service. This definition is for identification purposes only and shall not be interpreted as creating any privity of contract between Affiliates of one Party and the other Party or its Affiliates.

         Satellite means Customer-provided Orion F2 satellite and associated property to be launched on the Launch Vehicle.

         Statement of Work or SOW means that document attached as Exhibit A to this Contract.

         Termination Charge means the charge calculated in accordance with Paragraph 21.6 entitled "Termination Charge."

         Third Party means any person or entity other than Contractor, Customer, their Affiliates and Related Third Parties and the United States Government and its agencies, contractors or subcontractors involved in the Launch Services.


                                       3

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    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information



                                   ARTICLE 14
                     COMPLETION OF CONTRACTOR'S OBLIGATION
                           TO PROVIDE LAUNCH SERVICES


The Launch Services to be provided under this Contract shall be considered complete upon Launch and the submission of data required by the Statement of Work, Sections 4 and 6.


                                   ARTICLE 15
                 EXCLUSION OF WARRANTY AND WAIVER OF LIABILITY
                        AND ALLOCATION OF CERTAIN RISKS


15.1 No Representations or Warranties Contractor has not made nor does it make any representation or warranty, whether written or oral, express or implied, including, without limitation, any warranty of design, operation, condition, quality, suitability or merchantability or of fitness for use or for a particular purpose, absence of latent or other defects, whether or not discoverable, with regard to the success of the Launch or other performance of the Launch Service hereunder. Without limited or creating exceptions to the reciprocal waiver of liability set forth in this Article 15, or the exclusive remedies set forth in Article 18, in no event shall either Party be liable to the other and to persons claiming by or through such Party under any theory of tort, contract, strict liability, negligence of any type or under any other legal or equitable theory for indirect, special, incidental or consequential damages, including without limitation, costs of effecting cover, lost profits, lost revenues or costs of recovering a payload or the Satellite, arising out of or relating to this Contract.

    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information

15.2  Waiver of Liability
      -------------------


      15.2.1 Contractor and Customer hereby agree to a reciprocal waiver of liability pursuant to which each Party agrees not to bring a claim in arbitration or otherwise or sue the other Party, the United States Government or Related Third Parties of the other Party for any property loss or damage it sustains and any property loss or damage, personal injury or bodily injury, including death, sustained by any of its Affiliates, arising in any manner in connection with the performance of or activities carried out pursuant to this Contract, or other activities in or around the launch site or Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellite. Such waiver of liability shall also extend to any indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss including but not limited to lost profits or costs of recovering a payload or the Satellite resulting from any delay in Launch, damages to the Satellite before, during or after Launch or from the failure of the Satellite to reach its planned orbit or operate properly.

      15.2.2 Claims of liability are waived and released regardless of whether loss, damage or injury arises from the acts or omissions, negligent or otherwise, of either Party or its Related Third Parties. This waiver of liability shall extend to all theories of recovery, including in contract for property loss or damage, tort, product liability and strict liability. In no event shall this waiver of liability prevent or encumber enforcement of the Parties' contractual rights and obligations to each other as specifically provided in this Contract.

      15.2.3 Contractor and Customer shall each extend the waiver and release of claims of liability as provided in Paragraphs 15.2.1 and 15.2.2 to its Related Third Parties (other than employees, directors and officers) by requiring them to waive and release all claims of liability they may have against the other Party, its Related Third Parties, the United States Government and its contractors and subcontractors at every tier and to agree to be responsible for any property loss or damage, personal injury or bodily injury, including death, sustained by them arising in any manner in connection with the performance of or activities carried out pursuant to this Contract, or other related activities in or around the launch site or Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellite.

    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information



      15.2.4 The waiver and release by each Party and its Related Third Parties of claims of liability against the other Party and the Related Third Parties of the other Party extends to the successors and assigns, whether by subrogation or otherwise, of the Party and its Related Third Parties. Each Party shall obtain a waiver of subrogation and release of any right of recovery against the other Party and its Related Third Parties from any insurer providing coverage for the risks of loss for which the Party hereby waives claims of liability against the other Party and its Related Third Parties.

      15.2.5 In the event of any inconsistency between the provisions of this Paragraph 15.2 and any other provisions of this Contract, the provisions of this Paragraph 15.2 shall take precedence.


15.3  Indemnification - Property Loss and Damage and Bodily Injury
      ------------------------------------------------------------

      15.3.1 To the extent that such liability is not covered by an insurance policy of either Contractor or Customer, Contractor and Customer each agree to defend, hold harmless and indemnify the other Party and its Related Third Parties, for any liabilities, costs and expenses (including attorneys' fees, costs and expenses), arising as a result of claims brought by Related Third Parties of the indemnifying Party, for property loss or damage, personal injury or bodily injury, including death, sustained by such Related Third Parties, arising in any manner in connection with the activities carried out pursuant to this Contract, other activities in and around the launch site or the Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellite. Such indemnification shall extend to any claim for indirect, special, incidental, or consequential damages or other loss of revenue or business injury or loss resulting from any loss of or damage to the Satellite before or after launch or from the failure of the Satellite to reach its planned orbit or operate properly.

      15.3.2 To the extent that such claims of liability are not covered by the third party liability insurance referred to in Paragraph 16.1 entitled "Third Party Liability Insurance," or an insurance policy of either Contractor or Customer or eligible for payment by the United States Government (as provided in Paragraph 16.2 entitled "Insurance Required by Launch License"), Contractor will defend, hold harmless and indemnify Customer and its Related Third Parties for any and all claims of Third Parties, for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the operation or performance of the Launch Vehicle.

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    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information



      15.3.3 To the extent that such claims of liability are not covered by the third party liability insurance referred to in Paragraph 16.1 entitled "Third Party Liability Insurance," or an insurance policy of either Contractor or Customer or not paid by the United States Government (as provided in Paragraph 16.2 entitled "Insurance Required by Launch License,") Customer will defend, hold harmless and indemnify Contractor and its Related Third Parties for any and all claims of Third Parties, for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the operation or performance of the Satellite or from any claim for indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss resulting from any loss of or damage to the Satellite before or after Launch or from the failure of the Satellite to reach its planned orbit or operate properly.


      15.3.4 Notwithstanding Paragraphs 15.3.2 and 15.3.3 above, Contractor shall not be obligated to defend, hold harmless or indemnify Customer for any claim brought by a Third Party against Customer resulting from any damage to or loss of the Satellite, whether sustained before or after Launch and whether due to the operation, performance, non-performance or failure of the Launch Vehicle or due to any other causes. Customer shall defend, hold harmless and indemnify Contractor for any claims brought by Third Parties against Contractor for damage to or loss of the Satellite, whether sustained before or after Launch or whether due to the operation, performance, non-performance or failure of the Launch Vehicle or due to other causes.


      15.3.5 The indemnification provided by this Paragraph 15.3 for property loss or damage, personal injury or bodily injury extends to all damage or injury regardless of whether such loss, damage or injury arises from the acts or omissions, whether negligent or otherwise, of either Party.


      15.3.6   The  right  of  either   Party  or  Related   Third   Parties  to
      indemnification under this Article is not subject to subrogation or assignment and either Party's obligation set forth herein to indemnify the other Party or Related Third Parties extends only to that Party or those Related Third Parties and not to others who may claim through them by subrogation, assignment or otherwise.

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    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information



15.4  Indemnification by United States Government
      -------------------------------------------

      15.4.1 The Parties recognize that under the CSLA and subject thereto, the Secretary of Transportation shall, to the extent provided in advance in appropriations acts or to the extent there is enacted additional legislative authority to provide for the payment of claims, provide for the payment by the United States Government of successful claims (including reasonable expenses of litigation or settlement) of a Third Party against Contractor or subcontractors, or Customer or its contractors or subcontractors, resulting from activities carried out pursuant to a license issued or transferred under the CSLA for death, bodily injury, or loss of or damage to property resulting from activities carried out under the license, but only to the extent that the aggregate of such successful claims arising out of the Launch:

      15.4.1.1 is in excess of the amount of insurance or demonstration of financial responsibility required of Contractor under its license issued pursuant to the CSLA; and

      15.4.1.2 is not in excess of the level that is $1,500,000,000 (plus any additional sums necessary to reflect inflation occurring after January 1, 1989) above the required amount of insurance or demonstration of financial responsibility required by the CSLA.

      15.4.2 Contractor makes no representation or warranty that any payment of claims by the United States Government will be available pursuant to the CSLA. Contractor's sole obligation is the good faith effort to obtain such payment as may be available from the United States Government.

15.5  Indemnification - Intellectual Property Infringement
      ----------------------------------------------------

      15.5.1 Contractor shall defend, hold harmless and indemnify Customer and its Related Third Parties for any and all claims resulting from the infringement, or claims of infringement, of the patent rights or any other intellectual property rights of a Third Party, that may arise from Contractor's provision of Launch Services.

      15.5.2 Customer shall defend, hold harmless and indemnify Contractor and its Related Third Parties for any and all claims resulting from the infringement, or claims of infringement, of the patent rights or any other intellectual property rights of a Third Party, that may arise from the design, manufacture, launch or operation of Customer's Satellite.

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    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information

15.6 Rights and Obligations  The rights and obligations  specified in Paragraphs
15.3 and 15.5 shall be subject to the following conditions:

      15.6.1 The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit, or of any written or oral claim alleging an infringement of any Related Third Party's or any Third Party's rights, upon receipt thereof, and shall provide the indemnitor, at the indemnitor's request and expense, with copies of all relevant documentation.

      15.6.2 The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

      15.6.3 The Party required to indemnify, defend and hold the other harmless shall assist in and shall have the right to assume, when not contrary to the governing rules of procedure, the defense of any claim or suit or settlement thereof, and shall pay all reasonable litigation and administrative costs and expenses, including attorney's fees, incurred in connection with the defense of any such suit, shall satisfy any judgments rendered by a court of competent jurisdiction in such suits, and shall make all settlement payments.

      15.6.4 The indemnitee may participate in any defense at its own expense, using counsel reasonably acceptable to the indemnitor, provided that there is no conflict of interest and that such participation does not otherwise adversely affect the conduct of the proceedings.

15.7 Inconsistency with Government Agreement In the event of any inconsistency between any provision of this Article 15 or Article 16 entitled "Insurance" and the Agreement for Waiver of Claims and Assumption of Responsibility referred to in Paragraph 13.1, this Article 15 shall take precedence as between the Parties.

15.8 Survival of Obligations All indemnities, obligations, liabilities and payments provided for in this Article 15 shall survive, and remain in full force and effect, notwithstanding the expiration or other termination of this Contract and, subject to the limitations set forth in this Article 15, notwithstanding any other provision of this Contract to the contrary.

    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information



15.9 Limitation of Liability Except for the obligation to indemnify provided in Paragraph 15.3.2, Contractor's liability to Customer for any claim that has not been waived or released pursuant to the terms of this Article 15 and any claim to which the remedies are not limited pursuant to the terms of Article 18 entitled "Remedies and Limitations on Remedies" arising out of or relating to this Contract, including, without limitation, any claim for termination, shall not, under any circumstances, exceed the amount of the Contract Price paid by Customer as of the date of such claim.



                                   ARTICLE 16
                                   INSURANCE

16.1 Third Party Liability Insurance Contractor shall procure and maintain in effect insurance for third party liability to provide for the payment of claims resulting from property loss or damage or bodily injury, including death, sustained by Third Parties caused by an occurrence resulting from Insured Launch Activities. The insurance shall have a limit of U.S. $164,000,000 per occurrence and in the aggregate, or such other amount as may be required by the United States Department of Transportion, whichever is higher. Coverage for damage, loss or injury sustained by Third Parties arising in any manner in connection with Insured Launch Activities shall attach upon arrival of the Satellite at CCAS and will terminate upon the earlier to occur at the return of all parts of the Launch Vehicle to Earth or twelve (12) months following the date of Launch, unless the Satellite is removed from the Satellite processing area or CCAS other than by Launch, in which case, coverage shall extend only until such removal. Such insurance shall not cover loss of or damage to the Satellite even if such claim is brought by any Third Party or Related Third Parties. Such insurance also shall not pay claims made by the United States Government for loss of or damage to United States Government property in the care, custody and control of Customer or Contractor.

16.2 Insurance Required by Launch License Contractor shall provide such insurance as is required by the launch license issued by the United States Department of Transportation for loss of or damage to United States Government property.

16.3 Miscellaneous Requirements The third party liability insurance shall name as named insured Contractor and as additional insured Customer and the respective Related Third Parties of the Parties identified by each Party, the United States Government and any of its agencies. Such insurance shall provide that the insurers shall waive all rights of subrogation that may arise by contract or at law aginst the named insured or any additional insured. The Contractor shall notify the Customer when a claim, arising out of activities carried out as a result of this Contract, has been filed against a policy maintained by the Contractor in accordance with this Article 16.

(CONFIDENTIAL  TREATMENT HAS BEEN REQUESTED FOR PAGES 101 TO 109 AND PORTIONS OF
                          PAGE 114 OF THIS EXHIBIT 1B)

          ----------------------------------------------------------



                          ORION SATELLITE CORPORATION



                                   PART 1(B)





                           ORION 2 PAYMENT PLANS AND
                         TERMINATION LIABILITY AMOUNTS


          ----------------------------------------------------------





Signed:                       Date:
On behalf of ORION Satellite Corporation



Signed:                       Date:
On behalf of Matra Marconi Space UK Limited






Part 1(B)

                                    CONTENTS
                                    --------

Section                        Description                             Page No.
-------                        -----------                             --------

   1                           Progress Payment                            2
   2                           Milestone Payment Plan                      4
   3                           Termination Liability Amounts               7

                            COMMERCIAL-IN-CONFIDENCE








                                   SECTION 1
                             PROGRESS PAYMENT PLAN
















page 1                             Issue 1                             323347 vl

                             Progress Payment Plan

                                 Launch Vehicle


                               Orion 2 Atlas IIAS

                              [                  ]

                                   SECTION 2

                             MILESTONE PAYMENT PLANS



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 105 TO 109 OF THIS DOCUMENT.

    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information



                          CONTRACT FOR LAUNCH SERVICES



      This Contract is made and entered into by and between Lockheed Martin Commercial Launch Services, Inc., a Delaware corporation, having its principal place of business at 101 West Broadway, San Diego, California 92101 ("Contractor") and Matra Marconi Space UK Limited, a company organized and existing under the laws of England and Wales with its registered office at the Grove, Warren Lane, Stanmore, Middlesex, HA7 4LY, England ("Customer").



                                   ARTICLE 1
                                  DEFINITIONS


Capitalized terms used and not otherwise defined herein shall have the following meanings:

      Affiliate means the directors, officers, agents and employees of a Party. This definition is for identification purposes only and shall not be interpreted as creating any privity of contract between Affiliates of one Party and the other Party or its Affiliates.

      CSLA means the Commercial Space Launch Act, 49 U.S.C. Sections 70101 - 70119, as amended.

      Contract means this instrument and all exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof, including:

                    Exhibit A - Statement of Work
                    Exhibit B - Interface Control Document

      Contract Price means the Launch Service Price as set forth in Article 4 entitled "Contract Price."

      Effective Date shall have the meaning set forth in Article 32 entitled "Effective Date."

      Excusable Delay shall have the meaning set forth in Paragraph 8.1 entitled "Excusable Delays Defined."

    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information


         Insured Launch Activities means the activities carried out by either Party or the Related Third Parties of either Party or by the United States Government and operations necessary therefor or incidental thereto pursuant to the terms of this Contract and, in the case of Launch Services licensed by the CSLA, the launch license issued by the Office of Commercial Space Transportation (or any successor agency thereto) to Contractor under the CSLA to conduct the Launch Services, including the use of United States Goverment launch facilities at the launch site used by Contractor and the Launch from the launch site.

         Intentional Ignition means, with respect to the Launch Vehicle, the point in time during the launch countdown when initiation of the gas generators igniters firing command and firing of any of the gas generators igniters occurs.

         Interface Control Document or ICD means that document referred to in the Statement of Work attached or to be attached as Exhibit B to this Contract.

         Launch means Intentional Ignition followed by either (i) release of the Launch Vehicle from the launcher hold down restraints for the purpose of lift off; or (ii) total loss or destruction of the Satellite or Launch Vehicle.

         Launch Date means the calendar date within the Launch Slot during which the Launch is scheduled to occur, as established in accordance with Article 6 entitled "Launch Schedule" and as such Launch Date may be adjusted in accordance with Article 7 entitled "Launch Schedule Adjustments."

         Launch Opportunity means an adequate time period during which Contractor, in its reasonable judgment, may provide a Launch Service to Customer, taking into account all relevant conditions, including but not limited to, committments to other customers, maintenance of appropriate clearance times between flights, hardware availability and requirements of the United States Government for range support.

         Launch Service means those services to be provided by Contractor to Customer for a single Launch as set forth in Exhibit A entitled "Statement of Work."

         Launch Slot means a thirty (30) day period during which the Launch is scheduled to occur, as set forth in Article 6 entitled "Launch Schedule" and as such Launch Slot may be adjusted in accordance with Article 7 entitled "Launch Schedule Adjustments".

    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information



         Launch Vehicle means the baseline launch vehicle system consisting of an Atlas lower stage and Centaur upper stage connected by an interstage adapter, the payload fairing and the payload adapter with separation system, collectively identified as the Atlas ILAS Standard with a performance level as specified in the Exhibit A Statement of Work.

         NPD means the date upon which all the conditions set forth in Article 32 have been met.

         Orion  means  Customer's  customer,   International  Private  Satellite
Partners, L.P.

         Party or Parties means Contractor, Customer or both.

         Related Third Parties means (i) the Parties'  Affiliates and customers;
(ii) the Parties' contractors, subcontractors and suppliers at any tier involved directly or indirectly in the performance of this Contract, and their directors, officers agents and employees; (iii) entities involved with payload processing or other activities in the payload processing facilities, including the contractor providing the payload processing facilities, other customers of the payload processing facilities contractor, and all employees and contractors of those contractors and customers; and (iv) parties having any right, title or interest, whether through sale, lease or service arrangement or otherwise, directly or indirectly, in the Satellite or any transponder, the Launch Vehicle or the Launch Service. This definition is for identification purposes only and shall not be interpreted as creating any privity of contract between Affiliates of one Party and the other Party or its Affiliates.

         Satellite means Customer-provided Orion F2 satellite and associated property to be launched on the Launch Vehicle.

         Statement of Work or SOW means that document attached as Exhibit A to this Contract.

         Termination Charge means the charge calculated in accordance with Paragraph 21.6 entitled "Termination Charge."

         Third Party means any person or entity other than Contractor, Customer, their Affiliates and Related Third Parties and the United States Government and its agencies, contractors or subcontractors involved in the Launch Services.

    Lockheed Martin Commercial Launch Services, Inc. Proprietary Information


                                   Table 21.6
                         Termination Liability Schedule



Date of Termination                                    Termination Charge
--------------------------------------------------------------------------------

Effective Date of Contract through 30 September       [---------------------]
1996


1 October 1996 through 31 December 1996 or up to
NPD, whichever is earlier                                                      *


NPD through last day of NPD+18 months


First day of NPD+19 months, up to Launch


                                                      [---------------------]

Customer shall pay to Contractor any unpaid portion of the Termination Charge within thirty (30) days of Contractor's invoice. Contractor shall refund to Customer any amount paid, without interest, under this Contract for the terminated Launch Service in excess of the Termination Charge within thirty (30) days of the effective termination date for such Launch Service.



21.7 Effect of Termination If either Party  terminates  this Contract under this
Article 21, both Parties' obligations under this Contract with respect to such Launch Service shall be discharged as of the Contract effective termination date except that Customer's obligation to pay the Termination Charge described in Paragraph 21.6 shall survive the termination of this Contract.

21.8 Effect on Termination  Liability in Event of Launch Schedule  Adjustment
In the event the  Contractor  postpones the launch  schedule in accordance  with
Article 7 or Article 8, the Customer's termination liability as set forth in Table 21.6 above, shall not increase for a period of time equal to the actual length of the delay.

CONFIDENTIAL  TREATMENT HAS BEEN  REQUESTED FOR PAGES 101 TO 109 AND PORTIONS OF
                          PAGE 114 OF THIS EXHIBIT 1B)








28 June 1996                                                             Issue 3





                           ORION SATELLITE CORPORATION


                                    PART 2(A)

                            ORION 2 STATEMENT OF WORK


                                    Issue: 3
                               Dated: 28 June 1996










   Signed:    Date:
   On behalf of ORION Satellite Corporation




   Signed:    Date:
   On behalf of Matra Marconi Space UK Limited



Part 2(A) ORION 2 Statement of Work                                   Page     i

                                                            TABLE OF CONTENTS

1.   INTRODUCTION..............................................................1

     1.1   Scope  .............................................................1
     1.2   Responsibilities....................................................1

2. EQUIPMENT, DOCUMENTATION, AND SERVICES......................................2

     2.1   Introduction  2
     2.2   Deliverable Equipment...............................................3
           2.2.1  Flight Spacecraft............................................3
           2.2.2  Mission Specific Hardware and Software.......................3
           2.2.3  Optional Networking Transponders.............................3
           2.2.4  Optional Spacecraft Dynamic Simulator........................3
     2.3   Deliverable Documentation...........................................4
     2.4   Services   .........................................................4
           2.4.1  Launch Support Services......................................4
           2.4.2  Launch Services..............................................5
           2.4.3  Reserved.....................................................5
           2.4.4  Mission Support Services.....................................5
           2.4.5  Operations Training..........................................5

3.   PROGRAM MANAGEMENT........................................................6

     3.1   Introduction........................................................6
           3.1.1  Scope........................................................6
           3.1.2  Responsibilities.............................................6
           3.1.3  Program Management Plan......................................7
     3.2   Program Management Interface........................................8
     3.3   Documentation and Data Management...................................8
           3.3.1  General......................................................8
           3.3.2  Documentation Center.........................................9
           3.3.3  Data Management Plan.........................................9
           3.3.4  Documentation Submission Criteria............................9
           3.3.5  Revision and Maintenance of Documentation....................9
           3.3.6  Monthly Documentation Status Report..........................9
     3.4   Meetings   .........................................................9
           3.4.1  Inaugural Meeting............................................9
           3.4.2  Progress Meetings...........................................10
           3.4.3  Senior Management Meetings..................................10
           3.4.4  Quarterly Progress Meetings.................................10
           3.4.5  Subcontractor Progress Meetings and Other Meetings..........10


Part 2(A) ORION 2 Statement of Work                                   Page    ii

28 June 1996                                                             Issue 3

           3.4.6  Agenda Co-ordination Procedure..............................11
           3.4.7  Minutes.....................................................11
     3.5   Reviews    ........................................................11
     3.6   Action Item Control................................................12
     3.7   Management of Contract Changes.....................................12
     3.8   Program Planning and Status Information............................12
           3.8.1  Hardware Matrix ............................................12
           3.8.2  Qualification Status List...................................13
           3.8.3  Critical Items List.........................................13
           3.8.4  Program Schedules ..........................................13
           3.8.5  Program Progress Report.....................................14
           3.8.6  Executive Summary...........................................15
     3.9   Program Monitoring and Notification Requirements...................15
           3.9.1  ORION Representatives.......................................15
           3.9.2  Office Accommodation and Facilities.........................16
           3.9.3  Attendance at Meetings......................................16
           3.9.4  Access to Documentation.....................................16
           3.9.5  ORION Presence During Development, Qualification, and
                  Acceptance Tests............................................16
           3.9.6  Notification Requirements...................................17
           3.9.7  Material Review Board (MRB) and Failure Review
                  Board (FRB).................................................17

4.   DESIGN ACTIVITIES........................................................18

     4.1   General   .........................................................18
     4.2   Design Reviews.....................................................18
     4.3   Design Analyses and Study Reports..................................18
           4.3.1      Analyses at Spacecraft System Level.....................19
           4.3.1.1    Spacecraft Failure Analysis.............................19
           4.3.1.2    Dynamic Analysis........................................19
           4.3.1.3    Antenna Pointing Error Analysis.........................20
           4.3.1.4    Propellant Budget Analysis..............................21
           4.3.1.5    Mass Properties Analysis................................21
           4.3.1.6    Power Budget Analysis...................................21
           4.3.1.7    Mission Analysis........................................22
           4.3.1.8    Electromagnetic Compatibility (EMC) Analysis............22
           4.3.1.9    Environmental Effects Analysis..........................23
           4.3.1.10   Worst Case Performance Analysis.........................24
           4.3.1.11   Autonomous Commands Analysis............................24
           4.3.2      Subsystem Level Analyses................................24
           4.3.2.1    Communications Subsystem Analysis.......................25
           4.3.2.2    Telemetry, Tracking, and Command (TT&C) Subsystem
                      Analysis................................................28

Part 2(A) ORION 2 Statement of Work                                   Page   iii

28 June 1996                                                             Issue 3

           4.3.2.3    Attitude and Orbit Control Subsystem (AOCS) Analysis....29
           4.3.2.4    Propulsion Subsystem Analysis...........................30
           4.3.2.5    Power Subsystem Analysis................................30
           4.3.2.6    Thermal Subsystem Analysis..............................31
           4.3.2.7    Structure Analysis......................................32

5.  PRODUCT ASSURANCE.........................................................33

     5.1   Product Assurance Requirements.....................................33
     5.2   Quality Assurance Tasks............................................33
6.   MANUFACTURING, ASSEMBLY, INTEGRATION AND TEST............................35

     6.1   General    ........................................................35
     6.2   Test Plan  ........................................................35
     6.3   Test Procedures, Data, and Reports.................................36
           6.3.1  Unit and Subsystem Test Procedures and Reports..............36
           6.3.2  Spacecraft Test Procedures and Reports......................37
           6.3.3  Test Data...................................................37
           6.3.4  Spacecraft Log Book.........................................38
     6.4   Test Reviews.......................................................38
     6.5   Preshipment Review.................................................39
     6.6   System and Major Subsystems Integration and Test Notification......39
     6.7   Failure  Notification..............................................39
     6.8   Electrical and Mechanical Ground Support Equipment
           (EGSE/MGSE)........................................................40
     6.9   Test Equipment Requirements........................................40
     6.10  Software Requirements..............................................40
     6.11  Delivery of Drawings and Engineering Control Documents
           for Spacecraft Operation and In-Orbit Control......................40
     6.12  Secure Command System and Certification............................41

7.   LAUNCH AND MISSION SUPPORT SERVICES......................................42

     7.1   Scope  ............................................................42
     7.2   Launch Vehicle Compatibility.......................................42
     7.3   Launch Support Services............................................42
           7.3.1  Spacecraft Preparation at the Launch Sites..................43
           7.3.2  Spacecraft Propellant and Pressurant........................43
           7.3.3  Support of Meetings and Reviews.............................43
     7.4   Safety ............................................................43
     7.5   Launch Services....................................................44

Part 2(A) ORION 2 Statement of Work                                   Page    iv

28 June 1996                                                             Issue 3

     7.6   Mission Support....................................................44
           7.6.1  Scope ......................................................44
           7.6.2  Mission Support Activities..................................45
           7.6.2.1    Preparation and Definition of Mission Support Documents.45
           7.6.2.2    World-Wide Ground Segment...............................48
           7.6.2.3    Mission Support Procedures and Sequence of Events.......49
           7.6.2.4    Spacecraft/ORION SCS Compatibility......................49
           7.6.2.5    In-Orbit Test Plan and Procedure........................50
           7.6.2.6    Mission Reviews.........................................50
           7.6.2.7    Training ...............................................51
           7.6.2.7.1  Classroom Training......................................51
           7.6.2.7.2  On the Job Training.....................................52
           7.6.2.7.3  Course Materials........................................53
           7.6.2.8    Real-Time Mission Operations............................53
           7.6.2.9    Post-Mission Review.....................................53
           7.6.2.10   In-Orbit Testing and Test Report........................54
           7.6.2.11   Spacecraft Acceptance Review............................54
           7.6.2.12   Spacecraft Operational Support..........................54

8.   SHIPPING AND  TRANSPORTATION.............................................55

     8.1   Shipping  and Transportation  Plan.................................55
     8.2   Spacecraft Shipment ...............................................55

9.   OPTIONS
     9.1   Networking Transponders............................................56
     9.2   Spacecraft Dynamic Simulator Software..............................56

10.  MISSION SPECIFIC HARDWARE AND SOFTWARE ..................................57

     10.1  Command Generators.................................................57
     10.2  Propulsion Model...................................................57
     10.3  Propellant Gauging.................................................57
     10.4  Sensor Blinding Prediction Model...................................57


Part 2(A) ORION 2 Statement of Work                                   Page     v

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 130 TO 187 OF THIS DOCUMENT.

28 June 1996                 CONFIDENTIAL                                Issue 2



                           ORION SATELLITE CORPORATION


                                    PART 2(B)

                                ORION 2 CONTRACT
                           DOCUMENTATION REQUIREMENTS
                                   LIST (CDRL)



                                    Issue: 2
                               Dated: 28 June 1996







   Signed:                            Date:
   On behalf of ORION Satellite Corporation




   Signed:                            Date:
   On behalf of Matra Marconi Space UK Limited



Part 2(B) ORION 2 Contractual Documentation Requirements List           Page  i

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 189 TO 206 OF THIS DOCUMENT.

 28 June 1996                   CONFIDENTIAL                          Issue 3




                           ORION SATELLITE CORPORATION


                                    PART 3(A)

                        ORION 2 SPACECRAFT SPECIFICATIONS



                                     Issue:3
                               Dated: 28 June 1996









Signed:                             Date:
On Behalf of ORION Satellite Corporation




Signed:                             Date:
On Behalf of Matra Marconi Space UK Limited

Part 3(A) ORION 2 Spacecraft Specifications                            Page    i

                                            TABLE OF CONTENTS

1. INTRODUCTION................................................................1
      1.1 Scope and Purpose....................................................1
      1.2 Description of the ORION 2 Spacecraft................................1
      1.3 General Requirements.................................................1
2. SPACECRAFT SYSTEM CHARACTERISTICS...........................................3
      2.1 Life ................................................................3
               2.1.1 Manoeuver Life............................................3
               2.1.2 Orbital Life..............................................3
      2.2 Launch Configuration.................................................3
      2.3  Spacecraft Reliability and Quality Assurance
               Requirements....................................................3
      2.5 General Spacecraft Design Considerations.............................6
               2.5.1 Configuration.............................................6
               2.5.2 Maintainability, Interchangeability, and
                       Accessibility...........................................6
               2.5.3 Mechanical Design Criteria for Units and
                       Assemblies..............................................7
               2.5.4 Thermal Design Criteria for Units and
                       Assemblies..............................................7
               2.5.5 Design Criteria for Electronic Units and Onboard
                        Software...............................................7
               2.5.6 Use of  Connectors........................................8
               2.5.7 Spacecraft Testing Via the Telemetry System...............8
               2.5.8 Hard-line Connections for Communications and TT&C
                       Subsystem Testing.......................................8
               2.5.9 Insulation of Conductors..................................8
               2.5.10 Radiation Environment....................................9
               2.5.11 Design Considerations Associated with
                      Charging Phenomena.......................................9
               2.5.12 Zero-g Testing..........................................11
               2.5.13 Operation Following Storage.............................11
               2.5.14 Launch Windows and Mission Profile
                       Constraints............................................11
               2.5.15 Telemetry Transmitters Status During Launch.............12
               2.5.16 Helium Pressurant Venting (if applicable)...............12
               2.5.17 Orbit Control Maneuvers.................................12
               2.5.18 Operation in Inclined Orbit.............................12
               2.5.19 Attitude Control Failure Mode Recovery and
                       Continued Operation....................................12
      2.6 Definition of Coordinate Axes and Attitude Angles...................13
      2.7 Antenna Beam Pointing Accuracy......................................13
      2.8 Minimum Performance and Defect Criteria.............................15

3.0 COMMUNICATIONS SUBSYSTEM..................................................16
      3.1 General.............................................................16
               3.1.1    Definitions...........................................16
               3.1.2    Conditions for Specification..........................19
               3.1.3    Primary Transmission Modes............................20
      3.2 Coverage............................................................20
               3.2.1    Coverage Regions......................................20
               3.2.2    Beams.................................................22
      3.3 Polarization........................................................27
               3.3.1    Orthogonality.........................................27
               3.3.2    Receive Beam Isolation................................28
               3.3.3    Transmit Beam Isolation...............................28
      3.4 Capacity............................................................30
      3.5 Frequency Plan......................................................31
      3.6 Communications Subsystem and Antenna Beam
               Interconnectivity..............................................33
               3.6.1    Communications Subsystem Configuration................33
               3.6.2    Antenna Beam Interconnectivity........................33
      3.7 Input Characteristics...............................................34
               3.7.1    Receive Sensitivity (G/T).............................34
               3.7.2    Gain and Level Control................................37
               3.7.2.1  Fixed Gain Mode.......................................37
               3.7.2.2  Automatic Level Control Mode..........................37
               3.7.3    Transponder Gain......................................38
               3.7.3.1  FG Mode...............................................38
               3.7.3.2  ALC Mode..............................................38
               3.7.4    Drive Conditions......................................38
               3.7.4.1  Overdrive Capability..................................38
               3.7.4.2  Overdrive Damage Limit................................39
               3.7.4.3  Pulsed Transient Response.............................39
               3.7.5    Receive Rejection.....................................39
               3.7.6    Linearity of the Common Receive Section...............40
               3.7.7    Interference from Command Carrier.....................40
      3.8 Output Characteristics..............................................41
               3.8.1    Effective Isotropic Radiated Power (EIRP).............41
               3.8.2    Spurious Outputs......................................45
               3.8.3    Spurious Modulation...................................46
               3.8.4    AM/AM Transfer........................................46
               3.8.5    AM/FM Transfer........................................48
               3.8.5.1  Continuous Mode.......................................48
               3.8.5.2  Pulsed Level..........................................48
               3.8.6    Passive Intermodulation...............................48
               3.8.7    Multipaction Requirements.............................48
      3.9 Transfer Characteristics............................................48
               3.9.1    Gain Versus Frequency.................................49

               3.9.2     Gain Slope...........................................51
               3.9.3     Group Delay Versus Frequency.........................51
               3.9.4     Group Delay Slope....................................53
               3.9.5     Group Delay Stability................................53
               3.9.6     Group Delay Ripple...................................53
               3.9.7     Phase Linearity and AM/PM Conversion
                          Coefficient.........................................53
               3.9.8     AM/PM TransferCoefficient............................54
               3.9.9     Amplitude Linearity..................................54
               3.9.10    Frequency Stability..................................55
               3.9.11    Out-Of-Band Response.................................55
      3.10 Cessation of Emissions.............................................56
      3.11 Traffic Routing....................................................56
      3.12 Redundancy.........................................................57
      3.13 Power Amplifiers...................................................57
               3.13.1    Linearized TWTAs.....................................57
               3.13.2    TWTA Auto-Restart Capability.........................57
      3.14 TT&C Interface.....................................................58
               3.14.1    Command Requirements.................................58
               3.14.2    Telemetry Requirements...............................58
      4.0 TELEMETRY, TRACKING, AND COMMAND (TT&C).............................64
      4.1 Telemetry...........................................................64
               4.1.1     Functional Requirements..............................64
               4.1.1.1   Purpose..............................................64
               4.1.1.2   Function.............................................65
               4.1.1.3   Operation............................................65
               4.1.1.4   Interaction with the Communications
                         Subsystem............................................65
               4.1.1.5   Redundancy...........................................65
               4.1.1.6   Interfaces...........................................66
               4.1.1.6.1 All Subsystems.......................................66
               4.1.1.6.2 Communications Subsystem.............................67
               4.1.1.6.3 Telemetry, Tracking and Command Subsystem............67
               4.1.1.6.4 Attitude and Orbit Control Subsystem.................68
               4.1.1.6.5 Propulsion Subsystem.................................69
               4.1.1.6.6 Power Subsystem......................................69
               4.1.1.6.7 Thermal Subsystem....................................70
               4.1.1.6.8 Deployment and Pointing Mechanisms...................70
               4.1.1.7   Accuracy.............................................71
               4.1.1.8   Data Channel Dynamic Range...........................71
               4.1.1.9   Spare Capacity.......................................72
               4.1.2     RF Parameters........................................72
      4.2 Command.............................................................73

               4.2.1     Functional Requirements..............................73
               4.2.1.1   Purpose..............................................73
               4.2.1.2   Function.............................................73
               4.2.1.3   Operation............................................73
               4.2.1.4   Isolation............................................73
               4.2.1.5   Redundancy...........................................74
               4.2.1.6   Interfaces...........................................74
               4.2.1.7   System Test Considerations...........................74
               4.2.1.8   Spare Capacity.......................................75
               4.2.2     RF Parameters........................................75
               4.2.3     Baseband Characteristics.............................75
               4.2.3.1   Error Prevention and  Detection......................76
               4.2.3.2   Command Security.....................................76
               4.2.3.3   Command Acceptance Probability.......................77
      4.3 Ranging.............................................................77
               4.3.1     Functional Requirement...............................77
               4.3.1.1   Purpose..............................................77
               4.3.1.2   Function.............................................77
               4.3.1.3   Operation............................................78
               4.3.1.4   Isolation............................................78
               4.3.2     Performance Requirements.............................78
5. ATTITUDE AND ORBIT CONTROL SUBSYSTEM(AOCS).................................79
      5.1 Functional Description..............................................79
      5.2 Subsystem Performance and Design Requirements.......................79
               5.2.1     Attitude Determination...............................79
               5.2.1.1   Transfer Orbit.......................................79
               5.2.1.2   Synchronous Orbit....................................80
               5.2.2     Attitude Control.....................................80
               5.2.2.1   Parking Orbit (If Applicable)........................80
               5.2.2.2   Transfer Orbit.......................................80
               5.2.2.3   Transfer to Geosynchronous Orbit and Initial
                          Acquisition.........................................80
               5.2.2.4   On Orbit Control and Antenna Pointing Mode...........80
               5.2.3     Reacquisition........................................81
               5.2.4     Ground Control.......................................81
               5.2.4.1   Ground Control Command Capability....................81
               5.2.5     Safe Modes...........................................81
               5.2.6     Special Features.....................................82
               5.2.6.1   Antenna Pattern Measurement Capability...............82
               5.2.6.2   Control Bias Capability..............................82
               5.2.6.3   AOCS Switching.......................................82
               5.2.6.4   Control Electronics Fault Protection.................82
               5.2.6.5   Dynamic Stability....................................83
               5.2.7     Subsystem Configuration and Interfaces...............83
               5.2.7.1   Redundancy...........................................83

               5.2.7.2   TT&C Interfaces......................................83
               5.2.7.3   Propulsion Interfaces................................83
6. PROPULSION SUBSYSTEM.......................................................84
      6.1 Functional Description..............................................84
      6.2 Design Requirements.................................................84
      6.3 Redundancy..........................................................86
      6.4 Maneuver Life and Propellant Loading................................87
               6.4.1    General Requirements..................................87
               6.4.2    Propellant Budgeting Methodology......................87
               6.4.2.1  Actual Hardware Performance Test Data.................87
               6.4.2.2  Inefficiencies of Operation...........................88
               6.4.2.3  Inflight Performance..................................88
               6.4.2.4  Specific Maneuver Requirements........................88
      6.5 TT&C Interfaces.....................................................89
7. POWER SUBSYSTEM............................................................90
      7.1 Functional Description..............................................90
      7.2 General Requirements................................................90
      7.3 Energy Generation...................................................91
               7.3.1    Solar Cells...........................................91
               7.3.2    Power Output..........................................91
               7.3.3    Power Transfer Assembly...............................91
      7.4 Energy Storage......................................................92
               7.4.1    Batteries.............................................92
               7.4.2    Battery Charge Management.............................92
               7.4.3    Cell Failure..........................................93
               7.4.4    Battery Removal and Storage...........................93
      7.5 Power Conditioning and Control......................................93
               7.5.1    Bus Configuration.....................................93
               7.5.2    Failure Modes and Shutdown Sequence...................94
               7.5.3    Bus Undervoltage and Overvoltage......................95
               7.5.4    Interaction Between the Communications and
                         Power Subsystems.....................................95
      7.6 TT&C Interfaces.....................................................95
8. THERMAL CONTROL SUBSYSTEM..................................................96
      8.1 Functional Description..............................................96
      8.2 Performance Requirements............................................96
      8.3 Subsystem Design Requirements.......................................97
               8.3.1    Instrumentation.......................................98
               8.3.2    Materials.............................................98

               8.3.3    Venting...............................................98
               8.3.4    Grounding.............................................99
               8.3.5    Multi-Layer Insulating Blanket (MLI)..................99
               8.3.6    Contamination Control.................................99
      8.4 TT&C Interfaces....................................................100
9. STRUCTURE SUBSYSTEM.......................................................101
      9.1 Functional Description.............................................101
      9.2 Performance Requirements...........................................101
      9.3 Design Requirements................................................101
10 MECHANISMS................................................................103
      10.1 Design Requirements...............................................103
      10.2 TT&C Interfaces...................................................104
11. PYROTECHNIC AND ELECTROEXPLOSIVE DEVICES.................................105

Attachment:
Annex A  Radiation Environment Specification, Issue C, 13 October 1995

13 October 1995                                                          Issue C

                                  CONFIDENTIAL

                                   PART 3(A)
                                    ANNEX A


                             RADIATION ENVIRONMENT
                                 SPECIFICATION




                     'REDLINED' AND AMENDED 10 OCTOBER 1995
                     'REDLINED' AND AMENDED 13 OCTOBER 1995
                     --------------------------------------







Part 3(A) Annex A Radiation Environment Specification                   Page   i

                                TABLE OF CONTENTS

1.   INTRODUCTION..............................................................1

2.   SYNCHRONOUS ORBIT CONDITIONS..............................................1
         2.1  Electrons........................................................1
         2.2  Protons..........................................................2
         2.3  Alpha Particles..................................................2
         2.4  Cosmic Ray Radiation.............................................3
         2.5  Ultraviolet Radiation............................................4
         2.6  Plasma...........................................................4
         2.7  Micrometeroids...................................................5

3.   TRANSFER ORBIT CONDITIONS.................................................5
         3.1  Transfer Orbit Electron Flux Values..............................5
         3.2  Transfer Orbit Proton Flux Values................................5



Part 3(A) Annex A Radiation Environment Specification                   Page  ii

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PAGES 212 TO 314 OF THIS DOCUMENT.

 28 June 1996                   CONFIDENTIAL                          Issue 3



                           ORION SATELLITE CORPORATION


                                    PART 3(B)

                               ORION 2 SPACECRAFT
                         PRODUCT ASSURANCE REQUIREMENTS


                                    Issue: 3
                               Dated: 28 June 1996








   Signed:        Date:
   On behalf of ORION Satellite Corporation




   Signed:        Date:
   On behalf of Matra Marconi Space UK Limited

Part 3(B) ORION 2 Spacecraft Product Assurance Requirements            page    i

                                TABLE OF CONTENTS

1.   INTRODUCTION..............................................................1

      1.1     Scope............................................................1
      1.2     Product Assurance Objectives.....................................1

2.   PRODUCT ASSURANCE REQUIREMENTS............................................3

      2.1     Product Assurance Plan...........................................3
      2.2     Organization and Management......................................3
      2.3     Reporting........................................................3
      2.4     Non-Conformance..................................................4
      2.5     Contract Change Management.......................................4
               2.5.1   Change Classification...................................4
               2.5.2   Preliminary Change Assessment...........................5
               2.5.3   Change Request (CR).....................................5
               2.5.4   Contract Change Notice (CCN)............................6
               2.5.5   Review and Approval of a Change.........................7
               2.5.6   Change Review Board.....................................7
               2.5.7   Implementation of a Change by the Contractor............8
               2.5.8   Directed Changes........................................8
               2.5.9   Go Ahead Procedure......................................8
               2.5.10  CR/CCN Log..............................................9
               2.5.11  Waivers and Deviations..................................9

3.   REVIEWS AND AUDITS.......................................................11

      3.1     Design Reviews..................................................11
               3.1.1   Review Chairperson and Review Board....................12
               3.1.2   Review Notification....................................12
               3.1.3   Data Packages..........................................12
               3.1.4   Review Procedures......................................12
               3.1.5   Review Summary.........................................13
               3.1.6   Review Completion......................................13
               3.1.7   Subsystem and Unit Design Reviews......................13
               3.1.7.1 Unit and Subsystem Preliminary Design Reviews..........14
               3.1.7.2 Unit and Subsystem Critical Design Reviews.............14
               3.1.7.3 Communications Subsystem Final Design Review...........15
               3.1.7.4 Unit Qualification Design Review.......................15
               3.1.8   Spacecraft System Design Reviews.......................15
               3.1.8.1 System Preliminary Design Review.......................16
               3.1.8.2 System Critical Design Review..........................16
               3.1.8.3 System Final Design Review.............................16
      3.2     Test Reviews....................................................17

      3.3     Preshipment Review..............................................17
      3.4     Further Reviews and Inspections.................................18
      3.5     Design Review Documentation.....................................19
      3.6     Test Review Documentation.......................................19
      3.7     Program Audits..................................................20
      3.8     ORION Right of Access...........................................20

4.   SUBCONTRACTOR AND SUPPLIER MANAGEMENT....................................21

      4.1     Subcontractor/Supplier Product Assurance Plan...................21
      4.2     Requirements....................................................21
      4.3     Reviews and Controls............................................21

5.   RELIABILITY ASSURANCE....................................................22

      5.1     Reliability Analysis............................................22
      5.2     Parts Derating and Stress Analysis..............................23
      5.3     Failure Modes, Effects, and Criticality Analyses................23
      5.4     Worst-Case Analysis (WCA).......................................24
      5.5     Critical Items Control..........................................25
      5.6     Design Verification Matrix (DVM)................................26
      5.7     Qualification Status List (QSL).................................26

6.   QUALITY ASSURANCE........................................................27

      6.1     Quality Assurance...............................................27
      6.2     Procurement and Fabrication.....................................27
      6.3     Test and Inspection.............................................27
      6.4     Workmanship Standards...........................................28
      6.5     Quality Records and Traceability................................28
      6.6     Non-Conformance Control.........................................28
               6.6.1   Non-Conformance Reporting..............................29
               6.6.2   Non-Conformance/Failure Review and Disposition.........29
               6.6.3   Failure Analysis and Corrective Action.................29

7.   PARTS PROCUREMENT........................................................30

      7.1     Parts Procurement and Control...................................30
      7.2     Organization and Responsibilities...............................30
      7.3     Selection and Application.......................................30
      7.4     Quality Provisions..............................................31
      7.5     Radiation.......................................................32
      7.6     Lot Transfer....................................................32
      7.7     Traceability....................................................32
      7.8     Hybrids, MCMs, Battery Cells, TWTs, and Magnetics...............32

      7.9     Traveling Wave Tube Amplifiers..................................33
      7.10     Parts Documentation............................................34

8.   MATERIALS AND PROCESSES..................................................35

      8.1     Materials and Process Control...................................35
      8.2     Organization....................................................35
      8.3     Critical Materials and Processes................................35
      8.4     Materials and Process Selection.................................35
      8.5     Materials and Process Documentation.............................36

9.   SOFTWARE QUALITY ASSURANCE...............................................37

      9.1     Software Quality Assurance Plan.................................37
      9.2     Software Development............................................37
      9.3     Configuration Control...........................................37
      9.4     Verification and Acceptance Testing.............................37
      9.5     Non-Conformance Control.........................................38

10.  CONFIGURATION MANAGEMENT.................................................39

      10.1     Configuration Management.......................................39
      10.2     Configuration Identification and Control.......................39
      10.3     Change Control.................................................40
      10.4     Configuration Verification.....................................40
      10.5     Configuration Status Accounting and Documentation..............40

11.  SAFETY...................................................................41

      11.1     General........................................................41
      11.2     Hazardous Conditions...........................................41
      11.3     Safety and Hazard Analyses.....................................41

12. Launch Vehicle............................................................42

         12.1  Introduction...................................................42
         12.2  Reporting......................................................42
         12.3  Reviews........................................................42
                  12.3.1  Interface Control Document Review (ICDR)............42

                  12.3.2  Mission Peculiar Design Review (MPDR)...............42
                  12.3.3  Launch Vehicle System Review (LVSR).................42
                  12.3.4  Certificate of Completion Review (COCR).............43
                  12.3.5  Review Summary and Action Items.....................43
         12.4  Launch Readiness Review........................................43




APPENDIX 1  REVIEW ITEM DISCREPANCY FORM......................................44
APPENDIX 2  CHANGE REQUEST FORM...............................................45
APPENDIX 3  CONTRACT CHANGE NOTICE FORM.......................................46
APPENDIX 4  REQUEST FOR DEVIATION/WAIVER FORM.................................47
APPENDIX 5  NON-CONFORMANCE REPORT FORM.......................................48

 28 June 1996                   CONFIDENTIAL                          Issue 3



                           ORION SATELLITE CORPORATION


                                    PART 3(C)

                          ORION 2 SPACECRAFT ON-GROUND
                                TEST REQUIREMENTS


                                    Issue: 3
                               Dated: 28 June 1996










Signed:                   Date:
On behalf of ORION Satellite Corporation




Signed:                   Date:
On Behalf of Matra Marconi Space UK Limited


Part 3(c) ORION 2 Spacecraft On-Ground Test Requirement                Page    i

                               TABLE OF CONTENTS


1.   INTRODUCTION..............................................................1

2.   GENERAL COMMENTS..........................................................2

    2.1 TEST PHILOSOPHY........................................................2
    2.2 DEFINITIONS............................................................3
    2.3 TEST REQUIREMENTS......................................................4
      2.3.1 GENERAL............................................................5
      2.3.2 TEST EQUIPMENT AND TEST FACILITY REQUIREMENTS......................6
      2.3.3 ZERO-G TESTING.....................................................6
      2.3.4 ACCEPTANCE TESTS...................................................7
      2.3.5 PROTOFLIGHT TESTS..................................................7
      2.3.6 QUALIFICATION TESTS................................................
    2.4 WITNESSING OF TESTS....................................................8
    2.5 TEST DATA..............................................................9
    2.6 TEST REVIEWS...........................................................9
    2.7 DOCUMENTATION..........................................................9
    2.8 ORGANIZATION...........................................................9

3.   UNIT, SUBSYSTEM AND SPACECRAFT TEST PROGRAM .............................10

    3.1 EQUIPMENT CATEGORIZATION...............................................
    3.2 TEST PROGRAM OVERVIEW.................................................10

4.   PROTOFLIGHT TESTS........................................................25

   4.1 UNIT PROTOFLIGHT TESTS.................................................25
   4.2 SUBSYSTEM PROTOFLIGHT TESTS............................................31
      4.2.1 REPEATER SUBSYSTEM................................................31
      4.2.2 ANTENNA SUBSYSTEM.................................................32
      4.2.3 TELEMETRY, TRACKING, AND COMMAND (TT&C) SUBSYSTEM.................35
      4.2.4 AOCS SUBSYSTEM PROTOFLIGHT DYNAMIC TEST...........................35
      4.2.5 PROPULSION SUBSYSTEM..............................................36
      4.2.6 POWER SUBSYSTEM...................................................36
      4.2.6.1 SOLAR ARRAY.....................................................36
      4.2.6.2 BATTERY ASSEMBLY................................................38
      4.2.7 STRUCTURE SUBSYSTEM PROTOFLIGHT TEST..............................38
                  4.2.8 THERMAL SUBSYSTEM PROTOFLIGHT TEST....................37

   4.3 SPACECRAFT PROTOFLIGHT TEST............................................38
      4.3.1  INTEGRATION TESTS................................................38
      4.3.2  INTEGRATED SYSTEM TEST...........................................38
      4.3.3  ELECTRO MAGNETIC COMPATIBILITY (EMC) TEST........................40
      4.3.4  RF HEALTH CHECK..................................................40
      4.3.5  ELECTRO STATIC DISCHARGE (ESD) TEST..............................41
      4.3.6  SPACECRAFT ALIGNMENT TEST........................................42
      4.3.7  SINUSOIDAL VIBRATION.............................................42
      4.3.8  POST-SINUSOIDAL VIBRATION FUNCTIONAL TESTS.......................42
      4.3.9  ACOUSTIC VIBRATION TEST..........................................43
      4.3.10 POST-ACOUSTIC VIBRATION FUNCTIONAL TESTS.........................43
      4.3.11 SHOCK AND DEPLOYMENT TESTS.......................................43
      4.3.12 POST-LAUNCH ENVIRONMENT PERFORMANCE TEST.........................44
      4.3.13 THERMAL BALANCE/THERMAL VACUUM TEST..............................44
      4.3.14 FINAL PERFORMANCE TEST...........................................46
      4.3.15 RF RANGE TEST....................................................45
      4.3.16 SPACECRAFT MASS PROPERTIES MEASUREMENTS..........................46

5.   FLIGHT ACCEPTANCE TESTS..................................................54

   5.1 UNIT ACCEPTANCE TESTS..................................................54
         5.1.1 PIM............................................................55
         5.1.2  POWER HANDLING MP AND GP......................................55
   5.2 SUBSYSTEM ACCEPTANCE TESTS.............................................55
      5.2.1 ANTENNA SUBSYSTEM.................................................55
      5.2.2 ATTITUDE AND ORBIT CONTROL SUBSYSTEM (AOCS).......................55
      5.2.3 POWER SUBSYSTEM...................................................55
      5.2.4 STRUCTURE SUBSYSTEM ACCEPTANCE TESTS..............................56
      5.2.5 THERMAL SUBSYSTEM.................................................56
      5.2.6 PLATFORM HARNESS..................................................56
   5.3 SPACECRAFT ACCEPTANCE TEST.............................................56

6.   LIFE TESTS...............................................................58

7.   DEVELOPMENT AND QUALIFICATION TEST.......................................59

   7.1 COMMUNICATIONS SUBSYSTEM TESTS.........................................59
      7.1.1 ANTENNA UNIT AND SUBSYSTEM TEST...................................59
      7.1.2 REPEATER UNITS....................................................60

   7.2 STRUCTURE SUBSYSTEM TESTS..............................................60
      7.2.1 STRUCTURE STATIC TEST.............................................60
   7.3 AOCS SUBSYSTEM QUALIFICATION TESTS.....................................60
      7.3.1 AOCS SUBSYSTEM DYNAMIC TESTS......................................60
      7.3.2 LIQUID SLOSH TEST.................................................60
   7.4 PROPULSION SUBSYSTEM QUALIFICATION TESTS...............................61
      7.4.1 GENERAL...........................................................61
      7.4.2 THRUSTERS.........................................................61
      7.4.3 LIQUID APOGEE/PERIGEE ENGINES.....................................62
      7.4.4 PROPELLANT TANK...................................................62
      7.4.5 SUBSYSTEM VERIFICATION TEST.......................................62
   7.5 THERMAL SUBSYSTEM......................................................63
      7.5.1 THERMAL SURFACES..................................................63
      7.5.2 HEAT PIPES........................................................63
   7.6 MECHANISMS.............................................................64

8.   INTERFACE COMPATIBILITY TESTS............................................65

   8.1 GROUND CONTROL SYSTEM COMPATIBILITY....................................65
   8.2 LAUNCH VEHICLE COMPATIBILITY...........................................65

9.   LAUNCH PREPARATION TEST..................................................66

   9.1 GENERAL................................................................66
   9.2 LAUNCH SITE FUNCTIONAL TEST............................................66
   9.3 LAUNCH PREPARATION FUNCTIONAL TESTS....................................67
   9.4 POST-ENCAPSULATION AND LAUNCH PAD TESTS................................68

10.      DESIGN VERIFICATION MATRICES (DVM)...................................69

   10.1 DESIGN VERIFICATION...................................................69

11.      TEST CONFIGURATION MATRICES..........................................87

   11.1 INTRODUCTION..........................................................87

   11.2 REPEATER TEST CONFIGURATIONS..........................................87
                  11.2.1 OVERALL GUIDELINES...................................87
                  11.2.2 SUBSYSTEM LEVEL......................................88
                  11.2.3 SPACECRAFT LEVEL.....................................88
                  11.2.4 RF LINK CALIBRATIONS.................................89
                  11.2.5 PERFORMANCE PARAMETERS...............................89
   11.3 ANTENNA TEST CONFIGURATIONS...........................................90
                  11.3.1 UNIT/SUBSYSTEM LEVEL.................................90
                  11.3.2 SPACECRAFT LEVEL.....................................91

 28 June 1996                   CONFIDENTIAL                          Issue 3





                           ORION SATELLITE CORPORATION



                                    PART 3(D)

                         ORION 2 IN-ORBIT COMMISSIONING

                                       AND
                          ACCEPTANCE TEST REQUIREMENTS


                                    Issue: 3
                               Dated: 28 June 1996










     Signed:                        Date:
     On behalf of ORION Satellite Corporation



     Signed:                        Date:
     On behalf of Matra Marconi Space UK Limited


Part 3(D) ORION 2 In-Orbit Commissioning and Acceptance Test Requirements
                                                                          Page i

28 June 1996                       CONFIDENTIAL                          Issue 3

                                    PART 3(D)

                             IN-ORBIT COMMISSIONING
                                       AND
                          ACCEPTANCE TEST REQUIREMENTS



                                    CONTENTS

                                                                        PAGE NO.

     1.  SCOPE.................................................................1

     2.  DEFINITIONS...........................................................1

     3.  INTRODUCTION..........................................................2

     4.  COMMISSIONING.........................................................4

         4.1    Commissioning Activities.......................................4
         4.2    Documentation..................................................5

     5.  ACCEPTANCE TESTING....................................................6

         5.1    Aggregate Predicted Transponder Life...........................6
         5.2    Transponder Acceptance Tests...................................8
         5.3    Determination of other Spacecraft Parameters..................12
         5.4    Documentation.................................................15

     6.  POST ACCEPTANCE TRANSPONDER TESTING..................................18

     ANNEX A    GROUND TEST FACILITY CONCEPT..................................20

     ANNEX B    COMMISSIONING ACTIVITIES......................................23

     ANNEX C    TRANSPONDER PERFORMANCE TESTS.................................30

                                     ANNEX A

                          GROUND TEST FACILITY CONCEPT

                                     ANNEX B

                            COMMISSIONING ACTIVITIES

                                     ANNEX C

                             TRANSPONDER PERFORMANCE
                                      TESTS

                PART IV TO ORION 2 SPACECRAFT PURCHASE CONTRACT

[GRAPHIC OMITTED]           MEMORANDUM


TO:       DISTRIBUTION
FROM:     G.  Jansson
SUBJECT:  ORION 2 Contract - Technical Documentation Rev A
DATE:     23 July 1996
     cc: F. Weber, D. Curtin, R. Sorbello, P. Phung, D. Shay, S. Lewis, B. Randall, L. Tang, J. Dealy (The Dealy Strategy Group), J. Sullivan (Shaw, Pittman, Potts & Trowbridge)

--------------------------------------------------------------------------------
Please find the attached sheets which represent revisions to the appropriate pages of their respective document. The attached is delineated below:

                  Document                                                  Page(s)
                  --------                                                  -------
Part 3(A) ORION 2 Spacecraft Specifications                           ii, iii, iv, v, vi,
                                                                      20, 42

Part 3(B) ORION 2 Spacecraft Product Assurance Requirements           iv, v, 42, 43

Part 3 (D) In-Orbit Commissioning and Acceptance Test Requirements    ii

The above changes have not affected the revision status of the pages mentioned nor the complete document; each remains at Issue 3.

Please insert the attached pages into your existing documents and discard the previous pages.

[GRAPHIC OMITTED]           MEMORANDUM


TO:        DISTRIBUTION
FROM:      G.  Jansson
SUBJECT:   ORION 2 Contract - Technical Documentation Rev B
DATE:      25 July 1996
     cc: F. Weber, D. Curtin, R. Sorbello, P. Phung, D. Shay, S. Lewis, B. Randall, L. Tang, J. Dealy (The Dealy Strategy Group), J. Sullivan (Shaw, Pittman, Potts & Trowbridge)

--------------------------------------------------------------------------------
Please find the attached sheet(s) which represent revisions to the appropriate page(s) of their respective document. The attached is delineated below:

           Document                                                   Page(s)
           --------                                                   -------

Part 3(B) ORION 2 Spacecraft Product Assurance Requirements            iv

Part 3(A) ORION 2 Spacecraft Specifications                            1


The above change(s) have not affected the revision status of the pages mentioned nor the complete document; each remains at Issue 3.

Please insert the attached page(s) into your existing documents and discard the previous page(s).